SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Wells Fargo Funds Trust

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[Wells Fargo Asset Management Logo]

Important Proxy Information

Please take a moment to read.

The enclosed document is a proxy statement concerning the election of members to the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”). As a shareholder of a series (“Fund”) of the Trust, you are being asked to elect ten nominees to the Board. The following information highlights the principal aspects of the proposal, which is subject to a vote by shareholders.

We encourage you to read the full text of the enclosed proxy statement.

What am I being asked to vote on?

As a shareholder of a Fund, you are being asked to elect ten nominees to the Board. Eight of the nominees are current Trustees and the other two nominees have recently become members of the Advisory Board of the Trust (which provides advisory support for the Board without voting authority). If the slate of nominees is elected, effective January 1, 2018, the Board will consist of ten Trustees, all of whom will be independent Trustees of the Trust. The Board unanimously recommends that you vote in favor of electing the nominees.

Why am I being asked to vote on this proposal?

Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board may fill vacancies by appointment without a shareholder election only if immediately after filling any such vacancy, at least two-thirds of the Trustees then in office would have been elected by Fund shareholders. Because only six of the nine current Trustees have been elected, the planned addition of two new Trustees after the upcoming retirement of an existing Trustee requires shareholder approval under the 1940 Act. Rather than simply seek shareholder approval of these two nominees, the Board has decided to present all existing Trustees for election or re-election as well in order to maintain flexibility with respect to any future vacancies.

Who are the nominees for election or reelection to the Board?

The Board proposes that the following eight current independent Trustees be elected or re-elected to serve as Trustees of the Trust:

William Ebsworth
Jane Freeman
Isaiah Harris, Jr.
Judith Johnson
David Larcker
Olivia Mitchell
Timothy Penny
Michael Scofield

Additionally, the Board proposes that the following two recently appointed members of the Advisory Board of the Trust be elected to serve as Trustees of the Trust:

James Polisson
Pamela Wheelock

Where do I find information about the voting process?

Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone or over the Internet, are set forth at the end of the proxy statement. If you still have questions, you may call our proxy solicitor, AST Fund Solutions, LLC, at 1-866-521-4424.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor. 305153 07-17

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargofunds.com

IMPORTANT NOTICE: Please cast your vote
via telephoneor over the Internet according to the voting instructionscontained in the Notice of Internet Availability of Proxy Materials (the "Availability Notice")
previously sent to you or at the end of the accompanying proxy statement or, if you have requested and received a proxy card by mail, you may vote by completing, signing and returning the accompanying proxy card in the envelope provided.

If you have any questions, you may call (866) 521-4424

WELLS FARGO FUNDS TRUST
 525 Market Street
 San Francisco, California 94105

August 1, 2017

Dear Shareholder:

I am pleased to invite you to a special meeting of shareholders of Wells Fargo Funds Trust (the "Trust") as detailed in the attached Notice of Special Meeting of Shareholders and Proxy Statement to be held at 200 Berkeley Street, Boston, Massachusetts 02116 on September 26, 2017 at 1:00 p.m. Eastern Time.

We are seeking your vote to elect ten nominees to the Board of Trustees of the Trust. Eight of the nominees are current Trustees and the other two nominees recently became members of the Advisory Board of the Trust (which provides advisory support for the Board without voting authority). If the slate of nominees is elected, effective January 1, 2018, the Board will consist of ten Trustees, all of whom will be independent trustees of the Trust.

In connection with the special meeting, we are providing access to our proxy materials over the Internet to shareholders of the Trust under the U.S. Securities and Exchange Commission's "notice and access" rules. Please read the accompanying proxy materials and consider the information provided. Whether or not you plan to attend the meeting, please cast your vote over the Internet at the website referred to in the Availability Notice or in the accompanying proxy card or by telephone by calling the toll free number appearing on the Availability Notice or in the accompanying proxy card, as promptly as possible. Alternatively, if you have requested and received a proxy card, you may vote by completing, signing and returning the accompanying proxy card in the envelope provided. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone or over the Internet, are included at the end of the accompanying proxy statement. If you have any questions about the proxy materials, the proposal or about how to vote your shares, you may call the Trust's proxy solicitor, AST Fund Solutions, LLC at (866) 521-4424. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

Very truly yours,

Andrew Owen
 President
 Wells Fargo Funds Trust

WELLS FARGO FUNDS TRUST

525 Market Street, 12th Floor, San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
SEPTEMBER 26, 2017

200 Berkeley Street, 19th Floor, Boston, Massachusetts 02116

TO THE SHAREHOLDERS OF WELLS FARGO FUNDS TRUST

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Wells Fargo Funds Trust (the "Trust") will be held on September 26, 2017 at 1:00 p.m. Eastern time, at 200 Berkeley Street, 19th Floor, Boston, Massachusetts 02116, for the following purposes:

1.

To elect ten nominees to the Board of Trustees of the Trust;

2.

To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on June 2, 2017 will be entitled to vote at the Meeting or any adjournments thereof to the extent described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible, or vote by telephone or Internet. Any shareholder attending the Meeting may vote in person even though a proxy may have already been submitted by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone or over the Internet, are set forth at the end of the proxy statement.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

By Order of the Board of Trustees,

C. DAVID MESSMAN
Secretary

August 1, 2017

WELLS FARGO FUNDS TRUST
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust") for a Special Meeting of Shareholders (the "Meeting") of the Trust to be held at 200 Berkely Street, 19th Floor, Boston, Massachusetts 02116, on September 26, 2017 at 1:00 p.m. Eastern time. If you wish to participate in the Meeting or any adjournments thereof, you may submit the proxy card included with this proxy statement by mail, vote by telephone or over the Internet, or attend the Meeting or any adjournments thereof in person. (See "Instructions for Executing Proxy Card" at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting or any adjournments thereof in person, please call (866) 521-4424 for instructions.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to Shareholders on or about August 1, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2017:

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the website indicated on your proxy card. In addition, each Fund's most recent annual report and semi-annual report were previously mailed to shareholders. You may obtain copies of these reports, without charge, by writing to the Trust at Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266, by calling (800) 222-8222 or by visiting the Wells Fargo Funds website at www.wellsfargofunds.com.

Proxy Solicitation

As is set forth in the accompanying notice, shareholders of the Trust are being asked to elect ten nominees to the Board. The Board proposes: (i) that the following eight current Trustees be elected or re-elected to serve as Trustees of the Trust: Mr. William Ebsworth, Ms. Jane Freeman, Mr. Isaiah Harris, Jr., Ms. Judith Johnson, Mr. David Larcker, Ms. Olivia Mitchell, Mr. Timothy Penny and Mr. Michael Scofield; and (ii) that the following two individuals, who recently became members of the Advisory Board of the Trust, be elected to serve as Trustees of the Trust: Mr. James Polisson and Ms. Pamela Wheelock (collectively, the "Nominee Trustees" or "Nominees"). If the slate of Nominees is elected, effective on January 1, 2018, the Board will consist of ten Trustees, none of whom would be an "interested person" of the Trust (the "Independent Trustees") within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or over the Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If you return a signed proxy card but no choice is specified, your shares will be voted FOR the election of each of the Nominees named in the enclosed proxy card. If any other matters are properly presented at the Meeting or any adjournments thereof for action, the persons named as proxies on the enclosed proxy card will vote in accordance with the views of management of the Trust. Shareholders, including a broker who may hold shares on your behalf, may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Trust at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this proxy statement, or by attending the Meeting and voting in person.

The Trust's Amended and Restated Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the shares issued and outstanding, entitled to vote in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. With regard to the election of Trustees, votes may be cast FOR all Nominees or votes may be WITHHELD either with respect to all of the Nominees or any individual Nominee. Abstentions, broker non-votes (i.e., shares held by brokers or nominee entities as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee entity does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present but will have no effect with respect to the election of Trustees.

The affirmative vote of a majority of the outstanding shares of the Trust voted in person or proxy at the Meeting, with all series of the Trust (each, a "Fund" and collectively, the "Funds") voting together as a single class, is required for the election of Trustees.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to the proposal. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked as withheld. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

The Funds will bear the costs associated with the election of Trustees. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Trust has engaged AST Fund Solutions, LLC to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $42,293. This fee will be borne by the Funds.

Voting Requirements in a Master/Feeder Structure

Wells Fargo Gateway Feeder Funds.

The following Funds are gateway feeder funds (the "Gateway Feeder Funds") in a master/gateway structure that invest all or substantially all of their assets solely in the corresponding series ("Portfolio") of Wells Fargo Master Trust ("Master Trust") identified directly opposite of the Gateway Feeder Fund in the table below.

Gateway Feeder Fund of the Trust	Corresponding Portfolio of Wells Fargo Master Trust
C&B Large Cap Value Fund	C&B Large Cap Value Portfolio
Core Bond Fund	Core Bond Portfolio
Emerging Growth Fund	Emerging Growth Portfolio
Index Fund	Index Portfolio
International Value Fund	International Value Portfolio
Real Return Fund	Real Return Portfolio
Small Company Growth Fund	Small Company Growth Portfolio
Small Company Value Fund	Small Company Value Portfolio

The interestholders of each Portfolio, which include its corresponding Gateway Feeder Fund, along with the other interestholders of Master Trust, will be asked to elect ten nominees to the Board of Trustees of Master Trust (the "Master Trust Board") concurrently with the vote on the proposal contemplated by this proxy statement. The nominees for election to the Master Trust Board are the same individuals that have been nominated for election to the Board of the Trust. As an interestholder in a Portfolio, each Gateway Feeder Fund is "passing through" to its shareholders the vote on the election of the nominees to the Master Trust Board via this proxy solicitation, and will vote its interests in its corresponding Portfolio in the same manner and proportion as its shareholders vote on the election of the Nominees to the Board of the Trust. In that sense, shareholders of a Gateway Feeder Fund, along with other interestholders of Master Trust, are being asked to consider and vote on the election of the same individuals to the Master Trust Board. Moreover, various other Funds invest their assets in multiple portfolios of Master Trust, including the Portfolios listed above (the "Gateway Blended Funds"). The interests of any such Gateway Blended Funds in any of such Portfolios will be voted in the same manner and proportion as the interests of the Gateway Feeder Funds are voted, which magnifies the impact on the Master Trust Board election of the votes cast by Gateway Feeder Fund shareholders.

The presence in person or by proxy of one-third of the outstanding interests of the Master Trust is required to constitute a quorum for the election of the nominees to the Master Trust Board. The affirmative vote of a majority of the outstanding interests of the Master Trust voted in person or by proxy (with all interestholders of the Master Trust voting together as a single class) is required for election of the nominees to the Master Trust Board.

Asset Allocation Fund.

The Wells Fargo Asset Allocation Fund (the "Asset Allocation Fund"), a series of the Trust, is a feeder fund in a master/feeder structure that invests all of its assets solely in the Asset Allocation Trust. The Asset Allocation Fund, which is currently the only interestholder of the Asset Allocation Trust, will be asked to elect ten nominees to the Board of Trustees of the Asset Allocation Trust (the "Asset Allocation Trust Board") concurrently with the vote on the proposal contemplated by this proxy statement. The nominees for election to the Asset Allocation Trust Board are the same individuals that have been nominated for election to the Board of the Trust. As the interestholder in the Asset Allocation Trust, the Asset Allocation Fund is "passing through" to its shareholders the vote on the election of the nominees to the Asset Allocation Trust Board via this proxy solicitation, and will vote its shares in the Asset Allocation Trust in the same manner and proportion as its shareholders vote on the election of the Nominees to the Board of the Trust. In that sense, shareholders of the Asset Allocation Fund are being asked to consider and vote on the election of the same individuals to the Asset Allocation Trust Board.

The presence in person or by proxy of twenty-five percent of the outstanding interests in of the Asset Allocation Trust is required to constitute a quorum for the election of the nominees to the Asset Allocation Trust Board. The vote of a plurality of the votes cast by interestholders of the Asset Allocation Trust present in person or represented by proxy (with all interestholders of the Asset Allocation Trust voting together as a single class) is required for the election of the nominees to the Asset Allocation Trust Board, provided a quorum is present.

Voting Securities and Principal Holders Thereof

Shareholders of record of the Funds at the close of business on June 2, 2017 (the "Record Date") are entitled to vote at the Meeting or any adjournments thereof to the extent set forth in this proxy statement. Information about the number of outstanding shares of the Funds as of the Record Date, is set forth in Exhibit A.

Each shareholder is entitled to one vote for each share, and a fractional vote for each fraction of a share, as to any matter on which the share is entitled to vote. Shares of all classes of all series of the Trust vote together as a single class.

Please see Exhibit B for a list of persons reflected on the books and records of the Funds as owning of record 5% or more of the outstanding shares of any class of a Fund as of July 10, 2017.

As of the Record Date, the Nominees, who include eight current Trustees and two recently appointed Advisory Board members, and officers of the Trust as a group beneficially owned in the aggregage less than 1% of each class of shares of each Fund and, together with their immediate family members, less than 1% of the outstanding securities of Wells Fargo, the parent parent company of Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' manager, and Allianz Global Investors U.S. LLC, Analytic Investors, LLC, Artisan Partners Limited Parternship, LLC, Chilton Investment Company, LLC, Cooke & Bieler, L.P., Crow Point Partners, LLC, Ellington Global Asset Management, LLC, First International Advisors, LLC, Golden Capital Management, LLC, LSV Asset Management, Mellon Capital Management Corporation, Passport Capital, LLC, Pine River Capital Management L.P., The Rock Creek Group, LP, Schroder Investment Management North America, Inc., Sirios Capital Management, L.P., Wellington Management Company LLP, Wells Capital Management Incorporated and Wells Capital Management Singapore, each a sub-adviser to one or more of the Funds (collectively, the "Sub-Advisers").

ELECTION OF TEN NOMINEES TO THE BOARD OF TRUSTEES (PROPOSAL)

Shareholders are being asked to elect ten Nominees to the Board. The Board proposes: (i) that the following eight current Trustees be elected or re-elected to serve as Trustees of the Trust: Mr. William Ebsworth, Ms. Jane Freeman, Mr. Isaiah Harris, Jr., Ms. Judith Johnson, Mr. David Larcker, Ms. Olivia Mitchell, Mr. Timothy Penny and Mr. Michael Scofield; and (ii) that the following two individuals, who recently became members of the Advisory Board of the Trust (which provides advisory support for the Board without voting authority), be elected to serve as Trustees of the Trust: Mr. James Polisson and Ms. Pamela Wheelock. The Board unanimously recommends that you vote in favor of electing the Nominees.

Under the 1940 Act, the Trust is required to hold a shareholders' meeting for the election of Trustees if, after filling a vacancy on the Board, less than two-thirds of the Trustees holding office would have been elected by shareholders. The Board is currently comprised of nine Trustees, six of whom have been previously elected by shareholders. One of the current Trustees who was previously elected by shareholders, Mr. Peter Gordon, intends to retire from his position on the Board as of December 31, 2017. Upon the effective date of Mr. Gordon's retirement, less than two-thirds of the Trustees on the Board will have been elected by shareholders. Any person nominated to fill the resulting Trustee vacancy (or any other new vacancy) would have to be elected by shareholders. In addition, effective on August 1, 2017, the Board appointed Mr. James Polisson and Ms. Pamela Wheelock as Advisory Board members, with the intention of having them become Trustees to enable the Board to continue to have a representation of Independent Trustees with a diversity of backgrounds and talents. Accordingly, in anticipation of such event and in furtherance of such objective, the Trust is holding a shareholders' meeting to elect Trustees to the Board. The number of Trustees on the Board would be increased to ten effective January 1, 2018, if the slate of Nominees is elected.

The Governance Committee of the Trust, which is comprised entirely of Independent Trustees, met in May 2017 to consider additional candidates to serve as Independent Trustees of the Trust. The Governance Committee recommended Mr. Polisson and Ms. Wheelock for the position of Trustee and recommended to the Board that the nomination of such individuals for election as Trustees be submitted to shareholders for approval at such time as a shareholders meeting would be held. At its May 2017 meeting, the Board unanimously (i) appointed Mr. Polisson and Ms. Wheelock to serve as members of the Advisory Board of the Trust effective on August 1, 2017 and nominated them to serve as Trustees of the Board, subject to election by shareholders if and at such time as a shareholders meeting would be called and held for such election, and (ii) nominated the current Trustees (other than Mr. Gordon who is expected to retire at the end of 2017) to stand for election or re-election at the Meeting.

Each of the Nominees has indicated that he or she is willing to serve (or continue to serve) as a Trustee if elected or re-elected; however, should any Nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend or, as an alternative, the Board may keep the position vacant. Additionally, if elected to serve as Trustees on the Board, Mr. Polisson and Ms. Wheelock would then cease to be members of the Advisory Board of the Trust.

Trustee and Nominee Trustee Information

The following table contains specific information about each Trustee and each Nominee Trustee, all of whom are current Trustees or recently appointed members of the Advisory Board of the Trust, including: name and year of birth, principal occupation(s) during the past five years or longer, position held with the Trust, length of time served, any other directorships held outside the Wells Fargo Funds family of funds (the "Fund Complex") and number of portfolios in the Fund Complex overseen or to be overseen by such Trustee and Nominee Trustee. The address for each Trustee and Nominee Trustee is 525 Market Street, 12th Floor, San Francisco, California 94105. Each Nominee Trustee, if elected, shall serve as a Trustee until his or her successor is elected, until the Trust terminates, or until he or she dies, resigns, retires voluntarily or because he or she has reached the mandatory retirement age for Trustees of the Trust, or is otherwise removed or retired pursuant to the Trust's governing documents.

Name and Year of Birth	Position Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee[2]	Current Other Public Company or Investment Company Directorships
			CURRENT INDEPENDENT TRUSTEES
William R. Ebsworth (Born 1957)	Trustee	Trustee, since 2015

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.

				139	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee	Trustee, since 2015

Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.

				139	Asset Allocation Trust
Peter G. Gordon[3] (Born 1942)	Trustee	Trustee, since 1998; Chairman since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	139	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee	Trustee, since 2009

Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).

				139	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	139	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	139	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton's Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	139	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee	Trustee, since 1996; Vice Chairman since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	139	Asset Allocation Trust
Michael S. Scofield[4] (Born 1943)	Trustee	Trustee, since 2010	Served on the Investment Company Institute's Board of Governors and Executive Committee from 2008-2011 as well as the Governing Council of the Independent Directors Council (IDC) from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	139	Asset Allocation Trust
			NOMINEES WHO ARE CURRENT ADVISORY BOARD MEMBERS AND WHO, IF ELECTED, WOULD BE INDEPENDENT TRUSTEES
James G. Polisson (Born 1959)	Advisory Board member	Advisory Board member, since 2017

Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.

				139	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board member	Advisory Board member, since 2017

Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.

				139	Asset Allocation Trust
1	Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2	As of December 31, 2016, the Fund Complex consisted of 139 funds.
3	Mr. Gordon is expected to retire on December 31, 2017, and is thus not included in the proposal to elect the Nominees.
4	Mr. Scofield is expected to retire on December 31, 2018.

Please see Exhibit C for information regarding Trustee and Nominee Trustee ownership in the Funds.

The Board of Trustees and Its Leadership Structure

Overall responsibility for oversight of the Trust and the Funds rests with the Board. The Board has engaged Funds Management to manage the Funds on a day-to day basis. The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Declaration. The Board is currently composed of nine members, each of whom is an Independent Trustee. The Board currently conducts regular in-person meetings five times a year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. In order to assist the Chairman and to preside at meetings in the absence of the Chairman, the Board has, upon recommendation by the Governance Committee and the Chairman of the Board, appointed an Independent Trustee to serve as Vice Chair. The Vice Chair serves for a one-year term, which may be extended with the approval of the Board. The Board has also established the position of Chair Liaison to work with the Chairman to coordinate Trustee communications and to help coordinate timely responses to Trustee inquiries, board governance and fiduciary matters. The role of Chair Liaison is currently vacant. However, if an Independent Trustee is appointed to fill this role, the Chair Liaison would serve for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Trust's charter document, the designation of Chairman, Vice Chair or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
The Board also has established several standing committees to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established investment teams to review in detail the performance of each of the Funds, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board's current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Committees.

The Board has established a standing Governance Committee, a standing Audit Committee, a standing Valuation Committee and a standing Dividend Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. The Governance Committee and Audit Committee operate pursuant to charters approved by the Board. The Valuation Committee's responsibilities are set forth in Valuation Procedures approved by the Board, and the Dividend Committee's responsibilities were set forth by the Board when it established the Committee. Each Independent Trustee is a member of the Trust's Governance Committee, Audit Committee and Valuation Committee. The Dividend Committee is comprised of three Independent Trustees.

(1) Governance Committee. Except with respect to any trustee nomination made by an eligible shareholder or shareholder group as permitted by applicable law and applicable provisions of the Declaration, the Committee shall make all nominations for membership on the Board. The Committee shall evaluate each candidate's qualifications for Board membership and his or her independence from the Funds' manager, sub-adviser(s) and principal underwriter(s) and, as it deems appropriate, other principal service providers. Peter Gordon serves as the chairman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee's consideration, which are set forth in Appendix A to the Trust's Governance Committee Charter. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the "candidate"), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f ) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission ("SEC") (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject candidates recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board. In the event of any conflict or inconsistency with respect to the requirements applicable to a Shareholder Recommendation as between those established in the procedures and those in the By-Laws of a closed-end fund, the requirements of the By-Laws of such closed-end fund shall control.

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act. For more information relating to shareholder recommendations, please see the Trust's Governance Committee Charter attached as Exhibit D.

(2) Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies, including their internal controls over financial reporting; oversees the quality and objectivity of the Funds' financial statements and the independent audit thereof; and interacts with the Funds' independent registered public accounting firm on behalf of the full Board and with appropriate officers of the Trust. Judith M. Johnson serves as the chairman of the Audit Committee.

(3) Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any action regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of securities between regularly scheduled Board meetings in instances where that determination has not otherwise been delegated to the valuation team ("Management Valuation Team") of Funds Management. The Board considers for ratification at each quarterly meeting any valuation actions taken during the previous quarter by the Valuation Committee or by the Management Valuation Team other than pursuant to Board-approved methodologies. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee.

(4) Dividend Committee. The Board has delegated to the Dividend Committee the responsibility to review and approve certain dividend amount determinations made by a separate committee composed of representatives from Funds Management and certain sub-advisers ("Management Open-End Dividend Committee"). The Board has delegated to the Management Open-End Dividend Committee the authority to determine periodic dividend amounts subject to certain Board-approved parameters to be paid by each of the Core Plus Bond Fund, Emerging Markets Equity Income Fund, International Bond Fund, Real Return Fund and Strategic Income Fund. Under certain circumstances, the Dividend Committee must review and consider for approval, as it deems appropriate, recommendations of the Management Open-End Dividend Committee.

Please see Exhibit E for information on the number of times the Board's standing committees met during each Fund's most recently completed fiscal year.

The Board of Trustees and Risk Oversight

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, liquidity and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the Sub-Advisers and other service providers (depending on the nature of the risk), who carry out the Funds' investment management and business affairs. Each of Funds Management, the Sub-Advisers and other service providers have their own, independent approach to risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board's general oversight of the Funds and the Trust and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects and that it is necessary for the Funds to bear certain risks (such as investment-related risks) to pursue their goals. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, Sub-Advisers, the Chief Compliance Officer of the Funds, the Chief Risk Officer of Funds Management, the independent registered public accounting firm for the Funds, and internal compliance auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board, with the assistance of its investment teams, also reviews investment policies and risks in connection with its review of the Funds' performance, and considers information regarding the oversight of liquidity risks from Funds Management's investment personnel. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and regularly reports to the Board regarding compliance matters for the Funds and their principal service providers. Funds Management has appointed a Chief Risk Officer to enhance the framework around the assessment, management, measurement and monitoring of risk indicators and other risk matters concerning the Funds and develop periodic reporting of risk management matters to the Board. In addition, as part of the Board's periodic review of the Funds' advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers and employees of Funds Management, has approved and periodically reviews written valuation policies and procedures applicable to valuing Fund portfolio investments, and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Qualifications of Trustees

The Declaration does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Charter and the Statement of Governance Principles of the Governance Committee also do not set forth any specific qualifications, but do set forth certain factors that the Governance Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Funds Management, the Sub-Advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively has been attained through the Trustee's business, consulting, public service, professional and/or academic positions and through experience from service as a board member of the Trust and the other funds in the Fund Complex (and/or in other capacities, including for any predecessor funds), other registered investment companies, public companies, and/or non-profit entities or other organizations. Each Trustee's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Trustee or Nominee should serve as a Trustee of the Trust are as set forth below.

William R. Ebsworth. Mr. Ebsworth has served as a Trustee of the trusts in the Fund Complex and Asset Allocation Trust since January 1, 2015. From 1984 to 2013, he was an equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, he was a Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.

Jane A. Freeman. Ms. Freeman has served as a Trustee of the trusts in the Fund Complex and Asset Allocation Trust since January 1, 2015. From 2012 to 2014 and 1999 to 2008, Ms. Freeman served as the Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to joining Scientific Learning, Ms. Freeman was employed as a portfolio manager at Rockefeller & Co. and Scudder, Stevens & Clark. She served as a board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. She also served as a board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and as chair of the Audit Committee. Ms. Freeman serves as a Board Member of the Ruth Bancroft Garden. Ms. Freeman is a Chartered Financial Analyst (inactive).

Peter G. Gordon. Mr. Gordon has been a Trustee since 1998, Chairman of the Board of Trustees since 2005, Chairman of the Governance Committee since 2005, and was the Lead Independent Trustee from 2001 through 2005, with respect to all of the trusts in the Fund Complex. He has also served as a Trustee, Chairman of the Board of Trustees and Chairman of the Governance Committee of Asset Allocation Trust since 2010. In addition, he has over 30 years of executive and business experience as the cofounder, and retired Chairman, President and CEO of Crystal Geyser Water Company.

Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the trusts in the Fund Complex since 2009 and was an Advisory Board member from 2008 to 2009. He has also served as a Trustee of Asset Allocation Trust since 2010. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He served as a director of Deluxe Corporation from 2003 to 2011. As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.

Judith M. Johnson. Ms. Johnson has served as a Trustee of the trusts in the Fund Complex since 2008 and as Chair of the Audit Committee since 2009. She has also served as a Trustee and Chair of the Audit Committee of Asset Allocation Trust since 2010. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

David F. Larcker. Mr. Larcker has served as a Trustee of the trusts in the Fund Complex since 2009 and was an Advisory Board member from 2008 to 2009. He has also served as a Trustee of Asset Allocation Trust since 2010. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University. He is also the Morgan Stanley Director of the Center for Leadership Development and Research and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.

Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the trusts in the Fund Complex since 2006. She has also served as a Trustee of Asset Allocation Trust since 2010. Ms. Mitchell is the International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania, where she is also Professor of Insurance/Risk Management and Business Economics/Policy. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance, risk management, and related topics including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both at the University of Pennsylvania. She has taught on and served as a consultant on economics, insurance, and risk management, served as Department Chair, advised numerous governmental entities, and written numerous articles and books on topics including retirement systems, private and social insurance, and health and retirement policy.

Timothy J. Penny. Mr. Penny has been a Trustee of the trusts in the Fund Complex and their predecessor funds since 1996 and Vice Chair of the Board since 2017. He has also served as a Trustee of Asset Allocation Trust since 2010. He has been President and Chief Executive Officer of Southern Minnesota Initiative Foundation since 2007 and a Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota's First Congressional District.

James G. Polisson. Mr. Polisson was appointed as an Advisory Board member effective August 1, 2017. Mr. Polisson has extensive experience in the financial services industry, including over 15 years in the ETF industry. From 2015 to July 31, 2017, Mr. Polisson was the Chief Marketing Officer of Source (ETF) UK Services, Ltd., one of the largest providers of exchange-traded products in Europe. From 2012 to 2015, Mr. Polisson was Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing firm. Prior to 2012, Mr. Polisson was Chief Executive Officer and Managing Director of Russell Investments' global ETF business from 2010. He was also a member of the Board of Trustees of Russell Exchange Traded Funds Trust, where he served as Chairman, President and Chief Executive Officer from 2011 to 2012. Mr. Polisson also served as Chief Marketing Officer for Barclays Global Investors from 2000 to 2010, where he led global marketing for the iShares ETF business.

Michael S. Scofield. Mr. Scofield has served as a Trustee of the trusts in the Fund Complex since 2010. He has also served as a Trustee of Asset Allocation Trust since 2005. Mr. Scofield previously served as a Trustee of the Evergreen fund complex (and its predecessors) from 1984 to 2010, where he served as Chairman of the Board. He previously served on the Investment Company Institute's Board of Governors and Executive Committee. He also served as a member and former chairman of the Independent Directors Counsel, an organization dedicated to serving the independent investment company director community, a member of the board of directors of the Mutual Fund Directors Forum, and other leadership positions in the investment company industry. He previously worked as an attorney with the Law Offices of Michael S. Scofield.

Pamela Wheelock. Ms. Wheelock was appointed as an Advisory Board member effective August 1, 2017. Ms. Wheelock is the Chief Operating Officer of Twin Cities Habitat for Humanity. Ms. Wheelock has more than 25 years of leadership experience in the private, public and nonprofit sectors. Prior to joining Habitat for Humanity in 2017, Ms. Wheelock was the Vice President of University Services at the University of Minnesota from 2012, where she served as chief operations officer of the University. She also served as Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Vice President of the Bush Foundation from 2009 to 2011, and Executive Vice President and Chief Financial Officer of Minnesota Sports and Entertainment from 2004 to 2009. Ms. Wheelock served as the Executive Budget Officer and Finance Commissioner for the State of Minnesota from 1999 to 2002.

Communications with Board Members

The Board has approved a policy for communications with Board members. Any shareholder who wishes to send a communication to the Board should send the communication to the Board of Trustees, 525 Market Street, San Francisco, California 94105. If a shareholder wishes to send a communication directly to an individual Trustee or to a committee of the Board, the communication should be specifically addressed to such individual Trustee or committee and sent to the above address.

Current Officers

The following table contains specific information about each executive officer, including: name and year of birth, position held with the Trust, length of time served and principal occupation(s) during the past five years or longer, including offices held with Funds Management, Wells Fargo and their affiliated companies. The address for each executive officer is 525 Market Street, 12th Floor, San Francisco, California 94105.

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer
OFFICERS
Andrew Owen (Born 1960)	President, since 2017

Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[2] (Born 1974)	Treasurer, since 2012; Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Nancy Wiser[3] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.

Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1	Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2	Currently serves as Treasurer to the Allocation Funds, Alternative Funds, Target Date Funds, Dynamic Target Date Funds, International Equity Funds, Large Cap Stock Funds, WealthBuilder Funds and the International Value Fund. Also serves as Assistant Treasurer for the remaining series of the Trust.
3	Currently serves as Treasurer to the CoreBuilder® Shares, Equity Gateway Funds (except International Value Fund), Income Funds, Money Market Funds, Municipal Income Funds, Small to Mid Cap Stock Funds, Small, Mid, All Cap Stock Funds, Specialty Funds, Wells Fargo Emerging Markets Bond Fund, Wells Fargo Factor Enhanced Emerging Markets Fund, Wells Fargo Factor Enhanced International Fund, Wells Fargo Factor Enhanced Large Cap Fund, Wells Fargo Factor Enhanced Small Cap Fund, Wells Fargo High Yield Corporate Bond Fund, and Wells Fargo U.S. Core Bond Fund.

The President oversees the operations of the Funds. The Secretary is responsible for maintaining the minutes of all meetings and a record of other actions of Trustees and shareholders. The Treasurers are responsible for maintaining the books and records of the Funds and for working with the Funds' portfolio managers on a continuous basis to ensure that accounting records are properly maintained. The Chief Compliance Officer is responsible for reviewing Fund policies and procedures and monitoring the Funds' compliance with them.

Remuneration of Officers and Trustees

Fees, salaries or other remuneration of officers of the Trust who also serve as officers or employees of Funds Management or any of its affiliated companies are borne by Funds Management or the Wells Fargo affiliate for whom the individual serves. The Trust's principal executive officers do not receive any compensation or expense reimbursement from the Funds. The Funds reimburse all Trustees for expenses incurred in connection with attending meetings of the Board. The Trustees do not receive any pension or retirement benefits from the Funds. The Advisory Board members did not receive any compensation from the Funds during each Fund's most recent fiscal year. For information regarding compensation paid by the Funds to the Trustees during each Fund's most recent fiscal year, please see Exhibit F.

Independent Registered Public Accounting Firm

KPMG LLP ("KPMG"), Two Financial Center, 60 South Street, Boston, Massachusetts 02110, has been approved by the Trustees of the Trust as the independent registered public accounting firm of each Fund for the current fiscal year.

The Audit Committee of the Board unanimously recommended the selection of KPMG, and the Board unanimously approved such selection, at meetings held throughout the year.

The Trust's Audit Committee has authorized the Audit Committee Chairman to pre-approve: (1) audit services to the Funds; (2) certain non-audit services provided to a Fund by its independent registered accounting firm if the fees for any particular engagement are not anticipated to exceed a specified dollar amount; and (3) certain non-audit services provided by the independent registered public accounting firm to the Fund's manager or investment adviser and its affiliates (where pre-approval is required because the engagement relates directly to the operations and financial reporting of a Fund) if the fee for any particular engagement is not anticipated to exceed a specified dollar amount. For any pre-approval sought from the Chairman, the manager or adviser shall prepare a brief description of the proposed services. If the Chairman approves such service, he or she shall sign the statement prepared by the manager or adviser, and such written statement shall be presented to the full Audit Committee at its next regularly scheduled meeting.

A representative of KPMG, if requested in advance by any shareholder, will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if he or she chooses to do so. Absent such a shareholder request, it is not expected that such representative will be present at the Meeting.

In approving the selection of KPMG for the Funds, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Funds' independent registered public accounting firm, whether any services performed by KPMG for the Funds and the manager and for certain related parties for which KPMG received non-audit fees are compatible with maintaining the independence of KPMG as the Trust's independent registered public accounting firm.

Auditor Independence.

The Audit Committee has received certain required communications from KPMG and has discussed with KPMG its independence. In connection with these discussions, KPMG has informed the Audit Committee that it identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the "Loan Rule").

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client's equity securities (referred to as a "more than ten percent owner"). For purposes of the Loan Rule, audit clients include all of the series of the Fund Complex, including the Funds. KPMG has informed the Audit Committee that it and certain of its covered persons have relationships with one or more lenders who hold, as record owner, more than ten percent of the shares of certain series of the Fund Complex, which implicates the Loan Rule.

On June 20, 2016, the SEC staff issued a "no-action" letter to another mutual fund complex (see Fidelity Management & Research Company, et al., No-Action Letter) (the "No-Action Letter") related to the Loan Rule. In the No-Action Letter, the SEC staff provided assurances that it would not recommend enforcement action against a fund that relied on audit services performed by an accounting firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, KPMG has communicated that, after evaluating the facts and circumstances and the Loan Rule and No-Action Letter, the relationships reported to the Audit Committee had no bearing on its ability to be objective and impartial in the performance of its audits of the Funds and that it believes that a reasonable investor, with knowledge of all relevant facts and circumstances, would reach the same conclusion.

In connection with this proxy solicitation, Funds Management has inquired whether any more than ten percent owners of a Fund as of the Record Date have discretion to vote at the Meeting. In the event any such owners with discretionary voting authority have covered loans outstanding with KPMG or any of its covered persons, the Fund may be ineligible to rely on the No-Action Letter. Funds Management's inquiry revealed several such owners with discretionary voting authority and covered loans outstanding. Notwithstanding these lending relationships, after performing its independence evaluation, KPMG has concluded that such relationships have no bearing on its ability to be objective and impartial in the performance of its audits of the Funds and that it believes that a reasonable investor, with knowledge of all relevant facts and circumstances, would reach the same conclusion.

Fees.

For information relating to fees billed for professional audit services rendered by KPMG for the audit of the Funds' annual financial statements for the past two fiscal years and for fees billed for other services rendered by KPMG to each Fund, please see Exhibit G. There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

Service Providers

Funds Management, an affiliate of Wells Fargo, a diversified financial services company providing banking, insurance, investment, mortgage and consumer finance services, currently serves as the Funds' manager and class-level administrator. Funds Management is an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Funds Management is 525 Market Street, San Francisco, California 94105.

Wells Fargo Funds Distributor, LLC an affiliate of Funds Management located at 525 Market Street, 12th Floor, San Francisco, CA 94105 serves as the distributor of the Funds.

Allianz Global Investors U.S. LLC (formerly RCM Capital Management, LLC), located at 555 Mission Street Suite 1700, San Francisco, CA 94105, serves as investment sub-adviser to one or more Funds.

Analytic Investors, LLC, located at 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013, serves as investment sub-adviser to one or more Funds.

Artisan Partners Limited Partnership, located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, serves as investment sub-adviser to one or more Funds.

Chilton Investment Company, LLC, located at 1290 East Main Street, Stamford, CT, 06902, serves as an investment sub-adviser to one or more Funds.

Cooke & Bieler, L.P., located at 1700 Market Street, Philadelphia, PA 19103, serves as investment sub-adviser to one or more Funds.

Crow Point Partners, LLC, located at 25 Recreation Park Drive, Suite 110, Hingham, Massachusetts 02043, serves as investment sub-adviser to one or more Funds.

Ellington Global Asset Management, LLC, located at 53 Forrest Avenue, Old Greenwich, CT 06870, serves as investment sub-adviser to one or more Funds.

First International Advisors, LLC, located at One Plantation Place, 30 Fenchurch, London, England, EC3M 3BD, serves as investment sub-adviser to one or more Funds.

Golden Capital Management, LLC, located at 5 Resource Square, Suite 150, 10715 David Taylor Drive, Charlotte, North Carolina 28262, serves as investment sub-adviser to one or more Funds.

LSV Asset Management, located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606, serves as investment sub-adviser to one or more Funds.

Mellon Capital Management Corporation, located at 50 Fremont Street, Suite 3900, San Francisco, CA 94105, serves as investment sub-adviser to one or more Funds.

Passport Capital, LLC, located at One Market Street, San Francisco, CA 94105, serves as investment sub-adviser to one or more Funds.

Pine River Capital Management L.P., located at 601 Carlson Parkway, 7th Floor, Minnetonka, MN 55305, serves as investment sub-adviser to one or more Funds.

Rock Creek Group, LP, located at 1133 Connecticut Ave., N.W., Suite 810, Washington, DC 20036, serves as investment sub-adviser to one or more Funds.

Schroder Investment Management North America, Inc., located at 875 Third Avenue, 22nd Floor, New York, New York 10022, serves as investment sub-adviser to one or more Funds.

Sirios Capital Management, L.P., located at One International Place, Boston, MA 02110, serves as investment sub-adviser to one or more Funds.

Wellington Management Company LLP, located at 280 Congress Street, Boston, MA 02210, serves as investment sub-adviser to one or more Funds.

Wells Capital Management Incorporated, located at 525 Market Street, San Francisco, California 94105, serves as investment sub-adviser to one or more Funds.

Wells Capital Management Singapore, located at 26/F, 80 Raffles Place, 20/21, UOB Plaza, Singapore 048624, serves as investment sub-adviser to one or more Funds.

Other Business

As of the date of this proxy statement, neither the Trust's officers nor Funds Management is aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other matters are properly presented at the Meeting or any adjournment thereof for action, the persons named as proxies on the enclosed proxy card will vote in accordance with the views of management of the Trust.

Required Vote for Proposal

The affirmative vote of a majority of the outstanding shares of the Trust voted in person or by proxy at the Meeting is required for the election of Trustees.

Notice

A Certificate of Trust in respect of the Trust is on file with the Secretary of the State of Delaware. As provided in the Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Trust are not binding upon any of them or the shareholders individually, but are binding only upon the assets and property of the Trust.

Annual Meetings and Shareholder Meetings

The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business and does not hold shareholder meetings unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Trust does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.

Shareholders Sharing An Address

To help keep expenses low, the Trust is permitted to mail only one copy of this proxy statement or the Notice of Internet Availability of Proxy Materials to a household even if more than one person in a household is a Fund shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement or the Notice of Internet Availability of Proxy Materials and you are a holder of record of your shares, please contact the Trust by calling (866) 521-4424. Shareholders wishing to receive separate copies of annual reports, proxy statements and Notices of Internet Availability of Proxy Materials in the future, and shareholders sharing an address that wish to receive a single copy of such documents if they are receiving multiple copies, should also send a request as indicated.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

C. DAVID MESSMAN
Secretary

August 1, 2017

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

CORPORATE ACCOUNTS REGISTRATION	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS REGISTRATION
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS REGISTRATION
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the proxy statement and have your proxy card at hand.
2. Go to the website indicated on your proxy card and follow the voting instructions.

The telephone and Internet voting procedures are designed to authenticate shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or Internet, there may be costs associated with electronic access, such as usage charges from telephone companies and Internet service providers, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call AST Fund Solutions, LLC, our proxy solicitor, at (866) 521-4424 (toll free).

EXHIBIT A

Outstanding Shares

As of the Record Date, each class of each Fund of the Trust had the following number of shares outstanding:

Name of Fund/Class	Number of Outstanding Shares
100% Treasury Money Market Fund
Class A	347,623,054
Administrator Class	1,027,234,588
Institutional Class	4,737,274,502
Service Class	3,389,954,251
Sweep Class	475,187,383
Absolute Return Fund
Class A	52,233,843
Class C	68,869,896
Administrator Class	25,629,115
Institutional Class	371,873,410
Class R	70,069
Class R6	1,386,746
Adjustable Rate Government Fund
Class A	18,154,181
Class C	7,125,531
Administrator Class	3,452,865
Institutional Class	55,014,018
Alternative Strategies Fund
Class A	987,475
Class C	522,879
Administrator Class	213,931
Institutional Class	13,287,581
Asia Pacific Fund
Class A	8,689,608
Class C	166,230
Administrator Class	358,299
Institutional Class	2,048,791
Asset Allocation Fund
Class A	109,976,689
Class B1	229,990
Class C	82,854,374
Administrator Class	6,623,895
Institutional Class	48,544,882
Class R	1,486,928
C&B Large Cap Value Fund
Class A	5,705,339
Class C	556,568
Administrator Class	787,746
Institutional Class	15,104,711
Class R6	242,137
C&B Mid Cap Value Fund
Class A	3,371,815
Class C	265,429
Administrator Class	268,999
Institutional Class	3,684,465
California Limited-Term Tax-Free Fund
Class A	13,575,842
Class C	3,238,274
Administrator Class	15,193,227
Institutional Class	34,994,271
California Tax-Free Fund
Class A	40,049,386
Class C	4,895,190
Administrator Class	16,062,656
Institutional Class	26,110,919
Capital Growth Fund
Class A	4,190,470
Class C	196,656
Administrator Class	1,272,279
Institutional Class	1,198,544
Class R4	974
Class R6	8,063,480
Cash Investment Money Market Fund
Administrator Class	115,714,010
Institutional Class	629,505,845
Service Class	181,836,673
Select Class	871,336,738
Colorado Tax-Free Fund
Class A	3,273,940
Class C	760,120
Administrator Class	4,392,859
Institutional Class	1,005,362
Common Stock Fund
Class A	40,394,132
Class C	1,095,613
Administrator Class	328,280
Institutional Class	7,948,060
Class R6	4,753,408
Conservative Income Fund
Institutional Class	42,548,052
Core Bond Fund
Class A	27,266,682
Class C	4,511,691
Administrator Class	28,882,495
Institutional Class	245,632,596
Class R	1,070,934
Class R4	3,352,023
Class R6	61,999,426
Core Plus Bond Fund
Class A	20,172,835
Class C	1,338,219
Administrator Class	3,607,447
Institutional Class	10,016,521
Class R6	2,453,945
Disciplined U.S. Core Fund
Class A	28,266,263
Class C	3,702,725
Administrator Class	5,719,885
Institutional Class	21,508,007
Class R	102,410
Class R6	2,496,318
Discovery Fund
Class A	17,282,129
Class C	1,338,961
Administrator Class	9,428,039
Institutional Class	31,815,866
Class R6	8,632,570
Diversified Capital Builder Fund
Class A	54,479,502
Class C	10,541,980
Administrator Class	1,930,037
Institutional Class	21,274,857
Diversified Equity Fund
Class A	2,337,105
Class C	87,688
Administrator Class	4,067,834
Diversified Income Builder Fund
Class A	31,456,613
Class C	24,501,847
Administrator Class	6,750,984
Institutional Class	43,514,787
Diversified International Fund
Class A	5,002,617
Class C	392,460
Administrator Class	951,026
Institutional Class	853,375
Class R	2,309
Class R6	2,458,836
Dow Jones Target 2010 Fund
Class A	4,615,777
Class C	133,223
Administrator Class	3,460,478
Class R	2,201
Class R4	3,320,762
Class R6	5,935,673
Dow Jones Target 2015 Fund
Class A	5,057,974
Administrator Class	1,997,490
Class R	2,715
Class R4	9,202,893
Class R6	11,209,001
Dow Jones Target 2020 Fund
Class A	14,198,831
Class C	432,562
Administrator Class	11,752,059
Class R	3,847
Class R4	21,331,225
Class R6	38,246,275
Dow Jones Target 2025 Fund
Class A	12,874,497
Administrator Class	5,518,534
Class R	3,192
Class R4	23,088,216
Class R6	33,795,115
Dow Jones Target 2030 Fund
Class A	13,605,055
Class C	279,843
Administrator Class	13,889,676
Class R	2,267
Class R4	27,101,717
Class R6	33,074,170
Dow Jones Target 2035 Fund
Class A	10,921,499
Administrator Class	4,138,150
Class R	16,238
Class R4	18,520,965
Class R6	27,704,132
Dow Jones Target 2040 Fund
Class A	11,116,909
Class C	266,663
Administrator Class	8,887,607
Class R	2,951
Class R4	17,822,439
Class R6	22,652,500
Dow Jones Target 2045 Fund
Class A	5,758,322
Administrator Class	3,009,656
Class R	3,323
Class R4	11,296,730
Class R6	17,770,953
Dow Jones Target 2050 Fund
Class A	5,640,588
Class C	109,296
Administrator Class	9,582,114
Class R	3,019
Class R4	19,984,305
Class R6	23,348,743
Dow Jones Target 2055 Fund
Class A	688,427
Administrator Class	595,115
Class R	2,791
Class R4	3,180,895
Class R6	4,690,241
Dow Jones Target 2060 Fund
Class A	61,151
Class C	22,002
Administrator Class	495,816
Class R	12,150
Class R4	700,041
Class R6	1,265,452
Dow Jones Target Today Fund
Class A	5,216,794
Class C	249,234
Administrator Class	3,379,455
Class R	2,925
Class R4	22,503,247
Class R6	5,755,718
Dynamic Target Date 2015 Fund
Class A	33,753
Class C	10,180
Class R	10,237
Class R4	10,296
Class R6	474,416
Dynamic Target Date 2020 Fund
Class A	35,199
Class C	10,250
Class R	10,299
Class R4	10,356
Class R6	477,115
Dynamic Target Date 2025 Fund
Class A	46,937
Class C	11,450
Class R	10,291
Class R4	10,347
Class R6	476,727
Dynamic Target Date 2030 Fund
Class A	49,675
Class C	10,276
Class R	10,313
Class R4	10,369
Class R6	477,709
Dynamic Target Date 2035 Fund
Class A	30,809
Class C	10,279
Class R	10,332
Class R4	10,388
Class R6	478,582
Dynamic Target Date 2040 Fund
Class A	27,902
Class C	10,278
Class R	10,331
Class R4	10,387
Class R6	478,520
Dynamic Target Date 2045 Fund
Class A	20,312
Class C	10,300
Class R	10,352
Class R4	10,408
Class R6	479,504
Dynamic Target Date 2050 Fund
Class A	12,146
Class C	10,302
Class R	10,355
Class R4	10,410
Class R6	479,600
Dynamic Target Date 2055 Fund
Class A	12,134
Class C	10,305
Class R	10,358
Class R4	10,413
Class R6	479,736
Dynamic Target Date 2060 Fund
Class A	11,487
Class C	10,316
Class R	10,369
Class R4	10,424
Class R6	480,261
Dynamic Target Today Fund
Class A	22,322
Class C	10,163
Class R	10,219
Class R4	10,279
Class R6	473,623
Emerging Growth Fund
Class A	8,898,506
Class C	250,472
Administrator Class	3,394,587
Institutional Class	34,383,778
Emerging Markets Equity Fund
Class A	11,283,277
Class C	3,459,059
Administrator Class	5,839,931
Institutional Class	115,193,196
Class R6	7,105,813
Emerging Markets Equity Income Fund
Class A	1,725,084
Class C	1,360,737
Administrator Class	1,092,807
Institutional Class	38,741,581
Class R	2,720
Class R6	4,897,086
Endeavor Select Fund
Class A	1,437,587
Class C	564,342
Administrator Class	401,810
Institutional Class	15,150,973
Enterprise Fund
Class A	12,450,780
Class C	211,495
Administrator Class	69,184
Institutional Class	1,079,217
Class R6	677,058
Global Long/Short Fund
Class A	41,032
Class C	14,905
Administrator Class	10,650
Institutional Class	1,003,171
Global Small Cap Fund
Class A	3,526,109
Class C	1,017,735
Administrator Class	643,424
Institutional Class	874,642
Government Money Market Fund
Class A	266,468,224
Administrator Class	500,204,996
Institutional Class	21,757,447,335
Select Class	37,287,970,426
Sweep Class	100,016
Service Class	3,074,402,719
Government Securities Fund
Class A	37,851,675
Class C	1,962,616
Administrator Class	18,753,825
Institutional Class	38,732,039
Growth Fund
Class A	49,615,467
Class C	6,471,007
Administrator Class	15,921,496
Institutional Class	36,218,077
Class R6	1,073,417
Growth Balanced Fund
Class A	1,491,683
Class C	431,581
Administrator Class	4,147,185
Heritage Money Market Fund
Administrator Class	74,437,764
Institutional Class	989,031,769
Select Class	3,577,668,343
Service Class	51,606,982
High Yield Bond Fund
Class A	94,549,524
Class C	19,026,096
Administrator Class	9,294,338
Institutional Class	39,911,540
High Yield Municipal Bond Fund
Class A	1,966,769
Class C	852,883
Administrator Class	2,094,914
Institutional Class	6,973,629
Index Asset Allocation Fund
Class A	26,178,744
Class C	8,081,844
Administrator Class	7,803,431
Institutional Class	1,887,369
Index Fund
Class A	10,227,548
Class C	1,007,052
Administrator Class	17,077,175
Intermediate Tax/AMT-Free Fund
Class A	31,686,654
Class C	3,928,371
Administrator Class	28,137,178
Institutional Class	157,095,619
International Bond Fund
Class A	7,160,113
Class C	369,914
Administrator Class	4,462,130
Institutional Class	45,819,079
Class R6	1,072,206
International Equity Fund
Class A	8,170,359
Class C	2,192,075
Administrator Class	1,605,175
Institutional Class	16,096,949
Class R	154,586
Class R6	5,537,450
International Value Fund
Class A	173,958
Class C	359,538
Administrator Class	56,975
Institutional Class	48,213,166
Intrinsic Small Cap Value Fund
Class A	1,779,586
Class C	30,121
Administrator Class	143,988
Institutional Class	945,427
Intrinsic Value Fund
Class A	23,739,703
Class C	1,832,097
Administrator Class	35,417,537
Institutional Class	13,229,097
Class R	3,734
Class R4	1,342
Class R6	191,045
Intrinsic World Equity Fund
Class A	6,402,392
Class C	344,384
Administrator Class	183,722
Institutional Class	282,722
Large Cap Core Fund
Class A	18,561,862
Class C	3,485,595
Administrator Class	1,742,591
Institutional Class	34,786,053
Class R	58,325
Class R6	1,809
Large Cap Growth Fund
Class A	10,713,915
Class C	322,757
Administrator Class	1,639,648
Institutional Class	4,047,970
Class R	127,504
Class R4	61,646
Class R6	6,195,895
Low Volatility U.S. Equity Fund
Class A	104,624
Class C	10,028
Administrator Class	10,042
Institutional Class	2,929,870
Class R	10,036
Class R6	100,480
Large Company Value Fund
Class A	13,554,010
Class C	205,307
Administrator Class	1,233,729
Institutional Class	861,465
Class R6	1,549
Minnesota Tax-Free Fund
Class A	3,251,987
Class C	893,922
Administrator Class	10,114,665
Institutional Class	2,127,974
Moderate Balanced Fund
Class A	1,561,466
Class C	530,272
Administrator Class	4,766,620
Money Market Fund
Class A	515,700,784
Class B1	56,756
Class C	10,221,949
Premier Class	107,146
Service Class	19,703,398
Municipal Bond Fund
Class A	121,805,227
Class C	14,725,063
Administrator Class	10,977,937
Institutional Class	109,234,734
Municipal Cash Management Money Market Fund
Administrator Class	3,227,377
Institutional Class	359,127,764
Service Class	21,072,610
National Tax-Free Money Market Fund
Class A	128,390,038
Administrator Class	141,826,806
Premier Class	155,917,255
Service Class	72,980,039
North Carolina Tax-Free Fund
Class A	3,048,933
Class C	507,124
Institutional Class	3,902,806
Omega Growth Fund
Class A	12,016,250
Class C	1,775,435
Administrator Class	377,147
Institutional Class	1,225,422
Class R	130,139
Opportunity Fund
Class A	33,292,773
Class C	807,569
Administrator Class	4,926,036
Institutional Class	600,351
Pennsylvania Tax-Free Fund
Class A	3,884,129
Class C	1,406,594
Institutional Class	8,961,033
Precious Metals Fund
Class A	6,696,876
Class C	1,367,236
Administrator Class	417,943
Institutional Class	2,431,149
Premier Large Company Growth Fund
Class A	67,235,914
Class C	16,903,526
Administrator Class	5,759,384
Institutional Class	62,144,707
Class R4	220,512
Class R6	11,256,135
Real Return Fund
Class A	2,977,518
Class C	463,369
Administrator Class	2,594,386
Institutional Class	523,947
Class R6	740,139
Short Duration Government Bond Fund
Class A	5,274,059
Class C	2,247,419
Administrator Class	10,517,412
Institutional Class	60,843,680
Class R6	19,400,468
Short-Term Bond Fund
Class A	25,638,208
Class C	1,261,775
Institutional Class	27,839,067
Short-Term High Yield Bond Fund
Class A	22,298,204
Class C	14,312,317
Administrator Class	23,050,226
Institutional Class	124,735,745
Short-Term Municipal Bond Fund
Class A	166,047,817
Class C	6,528,254
Administrator Class	7,496,613
Institutional Class	342,755,691
Small Cap Core Fund
Class A	24,082
Class C	18,426
Administrator Class	6,142
Institutional Class	3,873,878
Class R6	6,031
Small Cap Opportunities Fund
Administrator Class	9,291,832
Institutional Class	2,358,617
Class R6	64,938
Small Cap Value Fund
Class A	22,219,109
Class C	1,931,539
Administrator Class	534,421
Institutional Class	17,387,827
Class R6	4,018,693
Small Company Growth Fund
Class A	1,717,116
Class C	562,171
Administrator Class	2,792,391
Institutional Class	21,671,644
Class R6	8,918,089
Small Company Value Fund
Class A	678,159
Class C	91,693
Administrator Class	2,347,215
Institutional Class	2,109,107
Class R6	1,174
Special Mid Cap Value Fund
Class A	29,154,682
Class C	5,202,024
Administrator Class	28,705,194
Institutional Class	103,299,858
Class R	232,624
Class R6	18,786,586
Special Small Cap Value Fund
Class A	17,088,410
Class C	1,881,997
Administrator Class	5,970,653
Institutional Class	28,340,963
Class R	53,721
Class R6	5,516,270
Specialized Technology Fund
Class A	24,039,766
Class C	1,374,013
Administrator Class	3,611,720
Institutional Class	1,744,094
Strategic Income Fund
Class A	137,371
Class C	39,776
Administrator Class	53,414
Institutional Class	4,036,190
Strategic Municipal Bond Fund
Class A	62,204,595
Class C	15,695,426
Administrator Class	21,324,359
Institutional Class	114,857,795
Traditional Small Cap Growth Fund
Class A	5,724,780
Class C	17,081
Administrator Class	6,891
Institutional Class	502,599
Treasury Plus Money Market Fund
Class A	1,544,837,316
Administrator Class	140,280,441
Institutional Class	11,486,741,483
Service Class	1,467,427,584
Sweep Class	100,013
Ultra Short-Term Income Fund
Class A	35,143,084
Class C	700,707
Administrator Class	2,715,033
Institutional Class	126,717,306
Ultra Short-Term Municipal Income Fund
Class A	101,474,556
Class C	2,558,016
Administrator Class	199,714,907
Institutional Class	276,148,999
Utility and Telecommunications Fund
Class A	15,259,396
Class C	2,406,423
Administrator Class	230,431
Institutional Class	1,205,969
WealthBuilder Conservative Allocation Fund
Class A	424,825
Class C	40,387,525
WealthBuilder Equity Fund
Class A	77,965
Class C	24,912,502
WealthBuilder Growth Allocation Fund
Class A	24,458
Class C	27,643,298
WealthBuilder Growth Balanced Fund
Class A	102,825
Class C	61,016,162
WealthBuilder Moderate Balanced Fund
Class A	67,703
Class C	59,752,300
Wisconsin Tax-Free Fund
Class A	12,114,424
Class C	906,668
Institutional Class	1,250,155
Managed Account CoreBuilder Shares - Series M	49,510,861
1	These Class B shares converted to Class A shares of the Fund after close of business on July 5, 2017.

EXHIBIT B

Principal Holders of Fund Shares

Set forth below as of July 10, 2017, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

ALLOCATION FUNDS: Absolute Return Fund, Asset Allocation Fund, Diversified Capital Builder Fund, Diversified Income Builder Fund, Growth Balanced Fund, Index Asset Allocation Fund, Moderate Balanced Fund

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
Absolute Return Fund Class A
Wells Fargo Clearing Services, LLC Special Cutody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	15,968,605	31.25%
MLPF & S For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deerlake Dr E, 2nd Floor Jacksonville, FL 32246-6484	5,695,401	11.15%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	4,913,429	9.62%
National Financial Services LLC FoR Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	4,093,861	8.01%
UBS WM USA Omni Account Spc CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	3,813,611	7.46%
Raymond James Omnibus For Mutual Funds House Acct Attn Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	3,660,704	7.16%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	3,033,054	5.94%
Absolute Return Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	21,623,878	32.54%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	8,797,795	13.24%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	8,066,508	12.14%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	7,779,611	11.71%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	4,753,488	7.15%
UBS WM USA Omni Account M/F Spc CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	3,880,404	5.84%
Absolute Return Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	5,734,908	23.36%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	5,839,084	23.79%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	2,521,406	10.27%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	2,111,342	8.60%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,417,298	5.77%
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	1,283,228	5.23%
Absolute Return Fund Institutional Class
Charles Schwab & Co., Inc. Special Custody Account Exclusively FBO The Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	68,848,031	18.60%
MLPF & S For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deerlake Dr E, 2nd Floor Jacksonville, FL 32246-6484	58,356,609	15.76%
Wells Fargo Clearing Services, LLC Special Cutody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	54,365,340	14.69%
National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Fund Dept, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	36,169,924	9.77%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	28,731,889	7.76%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	25,872,297	6.99%
UBS WM USA Omni Account Spc CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	25,475,032	6.88%
Absolute Return Fund Class R
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	32,777	46.60%
Ascensus Trust Company FBO Byrne Chiarlone Lp 401(k) Plan 209 PO Box 10758 Fargo, ND 58106-0758	18,757	26.67%
Ascensus Trust Company FBO Advanced Pain Consultants, PA 401k PO Box 10758 Fargo, ND 58106-0758	12,817	18.22%
Absolute Return Fund Class R6
Attn: Mutual Fund Admin c/o M&T Bank SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	590,064	42.35%
Comerica Bank FBO Dingle - Erisa PO Box 75000 Detroit, MI 48275-0001	429,452	30.82%
Attn: Mutual Fund Admin c/o Suntrust Bank SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	92,963	6.67%
Voya Retirement Insurance And Annuity Company 1 Orange Way Windsor, CT 06095-4773	72,951	5.24%
Asset Allocation Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,743,555	48.37%
Asset Allocation Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	30,414,341	37.95%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	14,050,406	17.53%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	8,447,190	10.54%
UBS WM USA Omni Account M/F Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	6,319,713	7.89%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	4,525,567	5.65%
Asset Allocation Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	1,070,881	18.61%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	1,004,023	17.45%
Wells Fargo Bank FBO 401 Accounts 1525 W W T Harris Blvd Charlotte, NC 28262-8522	840,411	14.61%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	471,201	8.19%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	317,142	5.51%
Capinco c/o US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	355,427	6.18%
Rochester Philharmonic Orchestra Funds Inc 108 East Ave Rochester, NY 14604-2577	375,257	6.52%
Asset Allocation Fund Institutional Class
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-648	11,172,781	22.74%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	10,829,275	22.04%
UBS WM USA Omni Account M/F Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	10,661,710	21.70%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	8,432,910	17.16%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	2,899,716	5.90%
Asset Allocation Fund Class R
Hartford Life Insurance Co Seperate Account Attn: UIT Operations PO Box 2999 Hartford, CT 06104-2999	877,910	63.95%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	236,835	17.25%
Vanguard Fiduciary Trust Company Attn: Outside Funds PO Box 2600 Valley Forge, PA 19482-2600	109,905	8.01%
Diversified Capital Builder Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	20,597,209	37.82%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	5,832,573	10.71%
Diversified Capital Builder Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	5,654,419	50.99%
MLPF&S for sole benefit of its customers 4800 Deer Lake Drive E 2nd Floor Jacksonville, FL 32246-6484	1,309,175	11.81%
Diversified Capital Builder Fund Administrator Class
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	312,611	36.98%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	162,450	19.21%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	94,940	11.23%
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	44,555	5.27%
Matrix Trust Company As TTEE Eplan Services Group Trust PO Box 52129 Phoenix, AZ 85072-2129	43,370	5.13%
Diversified Capital Builder Fund Institutional Class
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	4,986,110	20.18%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	3,193,029	12.92%
Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	2,276,657	9.21%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	2,113,679	8.55%
Diversified Income Builder Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	10,055,609	31.19%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	6,846,012	21.23%
American Enterprise Investment Svc PO Box 9446 Minneapolis, MN 55440-9446	1,829,153	5.67%
Diversified Income Builder Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	9,818,144	39.44%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	2,981,302	11.97%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	2,396,291	9.62%
MLPF&S For Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive E 2nd Floor Jacksonville, FL 32246-6484	2,297,080	9.23%
UBS WM USA OMNI Account M/F Attn: Department Manager 1000 Harbor Blvd, 5th Floor Jersey City, NJ 07310	2,167,952	8.71%
Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	1,631,398	6.55%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	1,256,704	5.05%
Diversified Income Builder Fund Administrator Class
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 474 Executive Dr San Diego, CA 92121-3091	4,432,176	65.10%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	928,477	13.64%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	396,461	5.82%
Diversified Income Builder Fund Institutional Class
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	11,682,465	25.61%
MLPF&S For Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive E 2nd Floor Jacksonville, FL 32246-6484	7,522,246	16.49%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	5,177,529	11.35%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	5,029,623	11.03%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	4,037,978	8.85%
UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	3,677,056	8.06%
Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	4,037,978	6.85%
Growth Balanced Fund Fund Level
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	1,877,881	31.46%
Growth Balanced Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	999,242	67.71%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	182,509	12.37%
Growth Balanced Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	261,006	60.19%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	48,101	11.09%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	30,661	7.07%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	29,934	6.90%
Growth Balanced Fund Administrator Class
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Late City, UT 84120-8230	1,877,881	46.25%
Wells Fargo Bank NA Omnibus Acct For various Ret Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	499,744	12.31%
Index Asset Allocation Fund Fund Level
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	15,445,448	35.10%
Index Asset Allocation Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	15,445,448	59.34%
Index Asset Allocation Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	3,158,114	39.29%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	1,546,485	19.24%
MLPF&S For the Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246-6484	815,062	10.14%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	456,682	5.38%
Index Asset Allocation Fund Administrator Class
Attn Mutual Fund Ops Charles Schwab & Co Inc 101 Montgomery Street San Francisco, CA 94104-4151	3,727,687	46.47%
MLPF&S for the Sole Benefit of Its Customers Attn Mutual Fund Administration 4800 Deer Lake Drive E 3rd Fl Jacksonville, FL 32246-6484	967,707	12.06%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	950,476	11.85%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	570,584	7.11%
Wells Fargo Bank FBO Omnibus Account for Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	487,989	6.08%
Index Asset Allocation Fund Institutional Class
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	798,485	41.73%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Sain Louis, Mo 63103-2523	725,103	37.90%
UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	115,491	8.13%
Moderate Balanced Fund Fund Level
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	1,797,031	26.59%
Moderate Balanced Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	492,992	32.61%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	352,771	23.33%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	207,310	13.71%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	86,751	5.74%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	84,412	5.58%
Moderate Balanced Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	273,541	53.14%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	98,631	19.16%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	32,350	6.28%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	30,986	6.02%
Moderate Balanced Fund Administrator Class
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	1,797,031	37.98%
Wells Fargo Bank NA FBO Omnibus Account Rein/Rein PO Box 1533 Minneapolis, MN 55480-1533	1,365,209	28.86%
Wells Fargo Bank NA Omnibus Acct For various Ret Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	391,305	8.27%
Lifetime Products Inc Attn Brian Slagle PO Box 160010 Freeport Center Buldg D 11 Clearfield, UT 84016-0010	295,512	6.25%

ALTERNATIVE FUNDS: Alternative Strategies Fund, Global Long/Short Fund
Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
Alternative Strategies Fund Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	6,635,530	45.14%
Alternative Strategies Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	266,192	31.75%
Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	148,367	17.70%
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market Street 9th Floor San Francisco, CA 94105-2779	103,312	12.32%
American Enterprise Investment Svc 707 2nd Ave Minneapolis, MN 55402-2405	57,997	6.92%
Karla M. Rabusch Trustee Karla M. Rabusch Revocable Family Trust 1325 Filbert Street San Francisco, CA 94109-1723	49,831	5.94%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	45,701	5.38%
Alternative Strategies Fund Class C
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	124,397	24.38%
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St 9th Floor San Francisco, CA 94105-2779	103,340	20.26%
Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	96,928	19.00%
Raymond James Omnibus For Mutual Funds House Acct Firm Attn: Courney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	61,211	12.00%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	54,628	10.71%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	36,055	7.07%
Alternative Strategies Fund Administrator Class
Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	103,305	49.00%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	57,653	27.34%
Charles Schwab & Co., Inc Special Custody A/C FBO Customers 211 Main St San Francisco, CA 94105-1905	40,467	19.19%
Alternative Strategies Fund Institutional Class
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St 9th Floor San Francisco, CA 94105-2779	6,635,530	50.50%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,120,953	16.14%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	2,118,010	16.12%
Raymond James Omnibus For Mutual Funds House Acct Attn Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	717,993	5.46%
Global Long/Short Fund Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2708	982,682	91.86%
Global Long/Short Fund Class A
Karla M. Rabusch Trustee Karla M. Rabusch Revocable Family 1325 Filbert St. San Francisco, CA 94109-1723	25,697	62.63%
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market Street, 9th Floor San Francisco, CA 94105-2708	10,120	24.67%
Wells Fargo Bank NA Cust For The Rollover IRA Of Delvin L. Mau 5655 Deetz Ln South Wayne, WI 53587-9508	2,548	6.21%
Global Long/Short Fund Class C
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market Street, 9th Floor San Francisco, CA 94105-2708	10,107	67.81%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	4,415	29.63%
Global Long/Short Fund Administrator Class
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market Street, 9th Floor San Francisco, CA 94105-2708	10,114	94.80%
Ruth D. Tavalire TOD Bene On File Subject To BFDS TOD Rules 4415 La Grancia Court Pahrump, NV 89061-0131	555	5.20%
Global Long/Short Fund Institutional Class
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market Street, 9th Floor San Francisco, CA 94105-2708	982,682	97.96%

COREBUILDER SHARES: CoreBuilder Shares - Series M
Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
CoreBuilder® Shares Series M
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	11,639,696	23.24%
Wells Fargo Clearing Services LLC Special Custody Account for The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	5,087,051	10.15%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	4,299,430	8.58%

DYNAMIC TARGET DATE FUNDS: Dynamic Target Today Fund, Dynamic Target 2015 Fund, Dynamic Target 2020 Fund, Dynamic Target 2025 Fund, Dynamic Target 2030 Fund, Dynamic Target 2035 Fund, Dynamic Target 2040 Fund, Dynamic Target 2045 Fund, Dynamic Target 2050 Fund, Dynamic Target 2055 Fund, Dynamic Target 2060 Fund

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
Dynamic Target Today Fund Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	473,623	89.89%
Dynamic Target Today Fund Class A
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,213	45.19%
Wells Fargo Bank NA Cust for the IRA of Victor F Kolch Peter Kolch POA 1306 Shiraz CT Fort Wayne, IN 46845-9052	9,922	43.90%
Wells Fargo Bank Cust for the IRA of Craig W Merriam PO Box 2132 Elkins, West Virginia 26241-2132	2,186	9.68%
Dynamic Target Today Fund Class C
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,163	100.00%
Dynamic Target Today Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2779	10,219	100.00%
Dynamic Target Today Fund Class R4
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,279	100.00%
Dynamic Target Today Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	473,623	100.00%
Dynamic Target 2015 Fund Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	474,416	88.15%
Dynamic Target 2015 Fund Class A
Wells Fargo Bank Customer for the Rollover IRA of Talmage Dean Jr. 620 S 1st St Apt 312 Autin, TX 78704-1136	16,321	49.34%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,242	30.96%
Wells Fargo Bank Cust for the Rollover IRA of Lee A Schmidt 1191 Parkview Drive Kewaskum, WI 53040-9787	3,239	9.79%
Wells Fargo Bank NA Cust for the IRA of Michael J Windorski 250 Wyatt Street Wausau, WI 54401-6174	1,786	5.40%
Dynamic Target 2015 Fund Class C
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,180	100.00%
Dynamic Target 2015 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2779	10,236	100.00%
Dynamic Target 2015 Fund Class R4
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,296	100.00%
Dynamic Target 2015 Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	474,416	100.00%
Dynamic Target 2020 Fund Class A
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,339	25.95%
Curtis T Sorenson & Kathleen M Stumpf JTWROS TOD Bene on File Subject to BFDS TOD Rules 5471 N Sable Dr Milton, WI 53563-9479	4,981	12.50%
Wells Fargo Bank NA Cust For the IRA Of Barbara S Barbara 832 Brookside Rd Maitland, FL 32751-5131	4,672	11.73%
Wells Fargo Bank NA Cust for the IRA of Lois Hinman Schaefer 149 Dillon Street Beaver Falls, PA 15010-1413	4,612	11.58%
Wells Fargo Banks NA Cust Roth Contribution IRA Timothy A Brennan 5 Saint John Ct Florissant, MO 63031-7752	4,139	10.39%
Wells Fargo Bank NA Cust Roth Contribution IRA Leonard Levine 317 E 90th St Apt 1A New York, NY 10128-5267	3,566	8.95%
Wells Fargo Bank NA Cust for the IRA Of Lalitha C Rayan 2010 W Greenwood Rd Glendale, WI 53209-2131	2,436	6.12%
Dynamic Target 2020 Fund Class C
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,250	100.00%
Dynamic Target 2020 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2779	10,299	100.00%
Dynamic Target 2020 Fund Class R4
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,355	100.00%
Dynamic Target 2020 Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	477,115	100.00%
Dynamic Target 2025 Fund Class A
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,332	22.43%
Wells Fargo Bank NA Customer for the Rollover IRA of James Presley 3241 N Duck Creek Ave Springfield, MO 65803-1256	10,047	21.81%
Wells Fargo Bank NA Cust for the Rollover IRA Of Thomas M. Kayrouz 3 Marcdon Pl Anderson, SC 29621-1705	7,260	15.76%
Wells Fargo Bank NA Cust for the IRA of Pamela S Labouve 2259 Ridgewood Rd Grafton, WI 53024-9547	6,949	15.09%
Wells Fargo Bank NA Cust for the Rollover IRA Of Lee A. Schmidt 1191 Parkview Drive Box 514 Kewaskum, WI 53040-9787	4,946	10.74%
Dynamic Target 2025 Fund Class C
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,244	89.47%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	1,205	10.53%
Dynamic Target 2025 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,291	100.00%
Dynamic Target 2025 Fund Class R4
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,347	100.00%
Dynamic Target 2025 Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	476,726	100.00%
Dynamic Target 2030 Fund Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	477,708	85.28%
Dynamic Target 2030 Fund Class A
Wells Fargo Bank NA Cust for the Rollover IRA Of Adam Barshak 467 Arizona Ave Rockville Ctr, NY 11570-1405	13,957	27.12%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,356	20.12%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	7,704	14.97%
Wells Fargo Bank NA Cust for the Rollover IRA Of Haihong Yang 12800 Owlsley Way Herndon, VA 20171-4224	4,775	9.28%
Dynamic Target 2030 Fund Class C
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,260	99.81%
Dynamic Target 2030 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,312	100.00%
Dynamic Target 2030 Fund Class R4
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,369	100.00%
Dynamic Target 2030 Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	477,708	100.00%
Dynamic Target 2035 Fund Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	478,582	88.23%
Dynamic Target 2035 Fund Class A
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,373	31.60%
Wells Fargo Bank NA Cust for the Rollover IRA Of Haihong Yang 12800 Owlsley Way Herndon, VA 20171-4224	4,995	15.22%
Wells Fargo Bank NA Cust for teh IRA of Pamela S Labouve 2259 Ridgewood Road Grafton, WI 53024-9547	3,949	12.03%
Wells Fargo Bank NA Cust Roth contribution IRA Donovan S Adams 491 Smithdale Street Winston Salem, NC 27107-7654	3,241	9.87%
Wells Fargo Bank NA Cust for the Rollover IRA of Kevin S Lannan 3306 Norma Drive Thorndale, PA 19372-1049	1,995	6.08%
Wells Fargo Bank NA Cust for the Roth Rollover IRA Mark Paris 2313 E Caulder CT Des Moines, IA 50320-2616	1,978	6.03%
Wells Fargo Bank NA Cust for the Rollover IRA Of Tiffany A. Kelsey 104 P St Lake Lotawana, MO 64086-9200	1,958	5.96%
Dynamic Target 2035 Fund Class C
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,279	100.00%
Dynamic Target 2035 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2779	10,332	100.00%
Dynamic Target 2035 Fund Class R4
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,388	100.00%
Dynamic Target 2035 Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	478,582	100.00%
Dynamic Target 2040 Fund Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	478,519	89.36%
Dynamic Target 2040 Fund Class A
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,370	39.87%
Wells Fargo Bank NA Cust for the Rollover IRA of John Sue 5013 Coyle Ave Skokie, IL 60077-3517	6,405	24.63%
Wells Fargo Bank NA Cust for the Rollover IRA Of Derek C Harris 8410 S Shore Dr Clarkston, MI 48348-2674	3,201	12.31%
Wells Fargo Bank NA Cust for the Rollover IRA Of Tiffany A Kelsey 104 P St Lake Lotawana, MO 64086-9200	1,747	6.72%
Wells Fargo Bank NA Cust for the IRA of Bruce Douglas Banwart 1401 W 50th Street Kansas City, MO 64112-1145	1,426	5.48%
Dynamic Target 2040 Fund Class C
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,278	100.00%
Dynamic Target 2040 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2779	10,330	100.00%
Dynamic Target 2040 Fund Class R4
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,386	100.00%
Dynamic Target 2040 Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	478,519	100.00%
Dynamic Target 2045 Fund Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	479,504	90.27%
Dynamic Target 2045 Fund Class A
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,389	50.42%
Wells Fargo Bank NA Cust for the Rollover IRA of Sharon E Stambolos 4227 E Cheery Lynn Rd Lake Lotawana, MO 64086-9200	4,898	23.77%
Wells Fargo Bank NA Cust for the Rollover IRA Of Tiffany A Kelsey 104 P St Lake Lotawana, MO 64086-9200	1,637	7.95%
Wells Fargo Bank NA Cusst for the Rollover IRA of Marie Louise R Regan 325 Beech LN Middletown, DE 19709-9521	1,225	5.95%
Dynamic Target 2045 Fund Class C
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,299	100.00%
Dynamic Target 2045 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2779	10,352	100.00%
Dynamic Target 2045 Fund Class R4
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,408	100.00%
Dynamic Target 2045 Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	479,504	100.00%
Dynamic Target 2050 Fund Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	479,600	91.73%
Dynamic Target 2050 Fund Class A
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,381	85.48%
Wells Fargo Bank NA Cust for the IRA of Rex W Sportsman 1058 W Fairhaven Street Roseburg, OR 97471-2830	1,213	9.99%
Dynamic Target 2050 Fund Class C
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,301	100.00%
Dynamic Target 2050 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2779	10,354	100.00%
Dynamic Target 2050 Fund Class R4
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,410	100.00%
Dynamic Target 2050 Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	479,600	100.00%
Dynamic Target 2055 Fund Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	479,735	91.74%
Dynamic Target 2055 Fund Class A
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,385	85.59%
Cale Williams 14130 SW 54th Street Miramar, FL 33027-5988	659	5.44%
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	633	5.22%
Dynamic Target 2055 Fund Class C
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,304	100.00%
Dynamic Target 2055 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2779	10,357	100.00%
Dynamic Target 2055 Fund Class R4
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	10,413	100.00%
Dynamic Target 2055 Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	479,735	100.00%
Dynamic Target 2060 Fund Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	480,260	91.76%
Dynamic Target 2060 Fund Class A
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2779	10,396	86.44%
Dynamic Target 2060 Fund Class C
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2779	10,316	100.00%
Dynamic Target 2060 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2779	10,368	100.00%
Dynamic Target 2060 Fund Class R4
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2779	10,424	100.00%
Dynamic Target 2060 Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2779	480,260	100.00%
Wells Fargo Bank NA Cust Roth Contribution IRA Gina C Lee 254 Lynx Ct Fremont, CA 94539-6051	2,838	6.16%

EQUITY GATEWAY FUNDS: C&B Large Cap Value Fund, Diversified Equity Fund, Emerging Growth Fund, Index Fund, International Value Fund, Small Company Growth Fund, Small Company Value Fund
Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
C&B Large Cap Value Fund Fund Level
Wells Fargo Bank, NA FBO Ominbus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	7,904,387	35.21%
C&B Large Cap Value Fund Class A
Charles Schwab & Co., Inc. Special Custody Account Exclusively FBO The Customers 211 Main Street San Francisco, CA 94105-1905	1,416,745	25.29%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	1,139,681	20.34%
C&B Large Cap Value Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	194,919	34.52%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	88,480	15.67%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	38,393	6.80%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	31,663	5.61%
C&B Large Cap Value Fund Administrator Class
Wells Fargo Bank, NA Omnibus Acct. For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	439,354	56.24%
S Sanford Schlitt TOD Bene On File Subject To FDBS TOD Rules 491 Meadow Lark Dr. Sarasota, FL 34236-1901	137,556	17.61%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	60,445	7.74%
Wells Fargo Bank NA FBO Omnibus Account - Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	50,188	6.42%
C&B Large Cap Value Fund Institutional Class
Wells Fargo Bank, NA FBO Ominbus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	7,904,387	51.80%
Wells Fargo Bank, NA FBO Ominbus Account Cash/Reinv PO Box 1533 Minneapolis, MN 55480-1533	1,627,452	10.66%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	1,461,386	9.58%
Wells Fargo Bank NA FBO Omnibus Account Reinv/Reinv PO Box 1533 Minneapolis, MN 55480-1533	1,095,630	7.18%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	782,563	5.13%
C&B Large Cap Value Fund Class R6
Vanguard Fiduciary Trust Company Attn: Outside Funds PO Box 2600 Valley Forge, PA 19482-2600	234,695	96.90%
Diversified Equity Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,790,862	28.24%
Diversified Equity Fund Class A
First Clearing LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	1,790,862	78.06%
Diversified Equity Fund Class C
First Clearing LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	59,427	67.81%
Diversified Equity Fund Administrator Class
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	1,558,665	39.36%
Wells Fargo Bank, NA Omnibus Acct. For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	1,334,769	33.71%
c/o Fascore LLC City of Hastings Nebraska TTEE FBO City of Hastings Nebraska Ret 8515 E Orchard Rd 2T2 Greenwood Vlg, CO 80111-5002	449,407	11.35%
Wells Fargo Bank FBO Northland Insurance 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	227,341	5.74%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	214,245	5.41%
Emerging Growth Fund Fund Level
Wells Fargo Bank FBO A Wells Fargo Company FBO Wells Fargo 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	15,160,758	32.83%
Emerging Growth Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	2,336,902	26.69%
Emerging Growth Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	90,900	37.52%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	41,543	17.15%
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Fl. Jersey City, NJ 07310	14,590	6.02%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	14,474	5.97%
Emerging Growth Fund Administrator Class
Wells Fargo Bank, NA Omnibus Account For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	1,470,863	44.02%
Wells Fargo Bank, NA Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	1,066,479	31.92%
Charles Schwab & Co., Inc. Special Custody Account Exclusively FBO The Customers 211 Main Street San Francisco, CA 94105-1905	329,833	9.87%
Emerging Growth Fund Institutional Class
Wells Fargo Bank FBO A Wells Fargo Company FBO Wells Fargo 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	15,160,758	44.80%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	7,203,735	21.29%
MLPF & S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	2,352,941	6.95%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	2,043,633	6.04%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	1,805,668	5.34%
Index Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	4,679,126	46.39%
Index Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	382,155	39.07%
American Enterprise Investments Svc 707 2nd Ave S Minneapolis, MN 55402-2405	132,157	13.51%
MLPF & S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	114,985	11.76%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	75,182	7.69%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105-1905	70,084	7.17%
Index Fund Administrator Class
Wells Fargo Bank NA< FBO Index Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	5,412,546	32.55%
Wells Fargo Bank, NA Omnibus Accout For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	4,391,240	26.41%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris blvd. Charlotte, NC 28262-8522	1,956,801	11.77%
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	1,618,456	9.73%
Wells Fargo Bank NA FBO Index Fund Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	984,363	5.92%
International Value Fund Fund Level
Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	34,011,572	69.43%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	13,760,243	28.09%
International Value Fund Class A
Wells Fargo First Clearing LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	68,606	39.02%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	23,074	13.13%
Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	19,402	11.04%
National Financial Services LLC Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	10,931	6.22%
International Value Fund Class C
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	19,300	32.54%
Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	12,391	20.89%
Wells Fargo Clearing Services LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	11,744	19.80%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	3,396	5.73%
Matrix Trust Company Cust. FBO Madison County Telephone 717 17th Street Suite 1300 Denver, CO 80202-3304	3,343	5.64%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	3,241	5.47%
International Value Fund Administrator Class
Massachusetts Mutual Insurance Co 1295 State Street Springfield, MA 01111-0001	86,304	24.77%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105-1905	54,422	15.62%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	39,378	11.30%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	37,275	10.70%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	33,357	9.57%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	29,134	8.36%
International Value Fund Institutional Class
Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	34,011,572	70.27%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	13,760,243	28.43%
Small Company Growth Fund Class A
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	253,894	15.42%
Wells Fargo Clearing Services LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	217,157	13.19%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	156,192	9.49%
MLPF & S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr., E Floor 3 Jacksonville, FL 32246-6484	135,044	8.20%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco, CA 94104-4151	130,769	7.94%
C/O Fascore LLC Wels Fargo Bank NA Rabbi Trust FBO Greater Baltimore Medical Center 8515 E Orchard Rd Greenwood Vilalge, CO 80111-5002	96,709	5.87%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	92,922	5.64%
Small Company Growth Fund Class C
First Clearing LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	124,341	22.63%
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Fl. Jersey City, NJ 07310	114,309	20.80%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	68,174	12.41%
MLPF & S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr., E Floor 3 Jacksonville, FL 32246-6484	60,728	11.05%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	54,209	9.87%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	44,010	8.01%
Small Company Growth Fund Administrator Class
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,103,533	39.49%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco, CA 94104-4151	319,373	11.43%
Wells Fargo Bank NA FBO Small Company Growth I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	265,100	9.49%
Wells Fargo Clearing Services LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	154,379	5.52%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	144,591	5.17%
PIMS/Prudential Retirement As Nominee for teh TTEE Core-Mark International Inc 395 Oyster Point Blvd Ste 415 S San Francisco, CA 94080-1932	144,407	5.17%
Small Company Growth Fund Institutional Class
Wells Fargo Clearing Services LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	4,598,780	21.17%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	3,071,735	14.14%
MLPF & S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	2,624,256	12.08%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco, CA 94104-4151	2,167,309	9.98%
Small Company Growth Fund Class R6
NFS, LLC FEBO FIIOC As Agent Fot Qualified Employee Benefit Plans (401k) FINOPES-IC Funds 100 Magellan Way Covington, KY 41015-1987	3,175,992	35.48%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	1,432,626	16.00%
PIMS/Prudential Retirement As Nominee For The TTEE/CUST Autozone, Inc 401k 123 South Front Street PO Box 2198 Memphis, TN 38103-3607	736,893	8.23%
Matrix Trust Company As TTEE FBO Rite Aid Small Cap Fund PO Box 52129 Phoenix, AZ 85072-2129	728,937	8.14%
PIMS/Prudential Retirement As Nominee For The TTEE/CUST c/o GEM Group LP Teamsters-National 401k Savings 1200 Three Gateway Center Pittsburgh, PA 15222	509,925	5.70%
Small Company Value Fund Fund Level
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	1,743,279	33.62%
Small Company Value Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	222,425	33.58%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	100,489	15.17%
Attn: NPIO Trade Desk DCGT As TTEE and/or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des moines, IA 50392-0001	64,555	9.75%
Nationwide Trust Company FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	40,431	6.10%
MLPF & S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr., E Floor 3 Jacksonville, FL 32246-6484	40,065	6.05%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	36,841	5.56%
Small Company Value Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	38,410	43.30%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	15,005	16.91%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	12,839	14.47%
Small Company Value Fund Administrator Class
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	1,743,279	75.25%
Charles Schwab & Co., Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery Street San Francisco, CA 94104-4151	232,948	10.06%
Matrix Trust Co. As Agent FBO Korn/Ferry International Exec Capital PO Box 52129 Phoenix, AZ 85072-2129	183,119	7.90%
Small Company Value Fund Institutional Class
T Rowe Price Retirement Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills, MD 21117-4903	686,513	32.44%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	328,922	15.54%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	317,171	14.99%
Great West Trust Co. As Trustee FBO Autoliv ASP, Inc. Employee Savings And Investment Plan 11500 Outlook Street Overland Park, KS 66211-1804	279,726	13.22%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	166,014	7.84%
Small Company Value Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc 525 Market Street 9th Floor San Francisco, CA 94105-2708	1,174	100.00%

INCOME FUNDS: Adjustable Rate Government Fund, Conservative Income Fund, Core Bond Fund, Core Plus Bond Fund, Government Securities Fund, High Yield Bond Fund, International Bond Fund, Real Return Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, Strategic Income Fund, Ultra Short-Term Income Fund

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
Adjustable Rate Government Fund Class A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	4,060,851	22.85%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	2,765,551	15.56%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	1,786,529	10.05%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	1,762,525	9.92%
Power Financial Credit Union Accouting Department 2020 NW 150th Ave. Pembroke Pines, FL 33028-2805	1,579,984	8.89%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	1,490,60	8.39%
Adjustable Rate Government Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	3,354,274	47.99%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	772,409	11.05%
UBS WM USA Omni Account M/F 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	498,156	7.13%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	402,619	5.76%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	399,256	5.71%
Adjustable Rate Government Fund Administrator Class
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	741,859	29.79%
RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave. South Minneapolis, MN 55402-1110	612,868	24.61%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	444,919	17.87%
Wells Fargo Bank NA FBO Portsmouth DB PO Box 1533 Minneapolis, MN 55480-1533	305,619	12.27%
Adjustable Rate Government Fund Institutional Class
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	7,427,954	13.81%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	5,585,680	10.39%
MLPF&S For the Sole Benefit of its Customers ATTN: Fund Administration 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	5,357,807	9.96%
Ariel Corporation Attn: David M. Stuller 35 Blackjack Road Mount Vernon, OH 43050-9482	3,383,652	6.29%
TD Ameritrade Trust Company PO Box 17748 Denver, CO 80217-0748	2,697,058	5.01%
Conservative Income Fund Institutional Class
Chestnut Street Fund Series Interests of the Sali Multi-Series Fund LP 6836 Austin Center Blvd Suite 320 Austin, TX 78731-3193	4,799,827	12.63%
Wells Fargo Bank NA FBO Crestron Electronics Inc PO Box 1533 Minneapolis, MN 55480-1533	3,112,200	8.19%
Community Hospital of the Monterey Peninsula Attn: Matt Morgan Financial Services PO Box HH Monterey, CA 93942-6032	3,045,303	8.01%
Monterey Mushrooms Inc Attn: Robert Jenkins 260 Westgate Dr Watsonville, CA 95076-2452	2,031,506	5.34%
Wells Fargo Bank NA FBO Caravel - Wellscap Tier 1 PO Box 1533 Minneapolis, MN 55480-1533	2,001,707	5.27%
Corporation of Gonzaga University Controller's Office 502 East Boone Ave Sokane, WA 99258-0001	1,918,168	5.05%
Gulf Sulphur Services Ltd LLLP Attn: David Harris 901 W Legacy Center Way Midvale, UT 84047-5765	1,917,214	5.04%
Core Bond Fund Class A
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	4,128,625	15.88%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	3,616,037	13.91%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	3,301,551	12.70%
Core Bond Fund Class C
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	1,986,117	45.06%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,115,512	25.31%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	487,451	11.06%
Core Bond Fund Administrator Class
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	5,395,082	17.80%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	4,985,451	16.45%
MAC & CO 525 William Penn Place, RM 153-3602 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	3,721,796	12.28%
Wells Fargo Bank NA Omnibus Acct For various Ret Plans 1525 West WT Harris Blvd Charlotte, NC 28262-1076	3,398,440	11.21%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522	2,485,871	8.20%
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	1,949,201	6.43%
Core Bond Fund Institutional Class
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	60,201,648	24.06%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	27,299,925	10.91%
Wells Fargo Bank NA Cust FBO Omnibus Accoutn Reinv/Reinv PO Box 1533 Minneapolis, MN 55480-1533	13,543,326	5.41%
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	12,602,348	5.04%
Core Bond Fund Class R
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	851,425	83.30%
Attn: NPIO Trade Desk DCGT as TTEE and/or Cust FBO Plic Various Retirement Plans Omnibus 711 High St Des Moines, IA 50392-0001	66,031	6.46%
Core Bond Fund Class R4
PIMS/Prudential Retirement As Nominee For the TTEE/Cust Pl 007 Coriant 401(k) Plan 1415 W. Diehl RD - MS447 Naperville, IL 60563-2349	2,520,725	74.22%
Great-West Trust Company LLC TTEE Employee Benefits Clients 401k 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	267,345	7.87%
State Street Bank and Trust Company As Cust For MML FBO It's Clients 1200 Crown Colony Dr Quincy, MA 02169-0938	263,750	7.77%
PIMS/Prudential Retirement As Nominee For the TTEE/Cust Pl 010 Tellabs 401(k) Plan 18583 Dallas Pkwy, Ste 200 Dallas, TX 75287-8211	174,466	5.14%
Core Bond Fund Class R6
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k 100 Magellan Way #KW1C Covington, KY 41015-1987	6,843,513	10.86%
MAC & Co Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	4,841,062	7.68%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave Harrison, NY 10528-2418	4,530,455	7.19%
NFS LLC Febo The Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	4,138,915	6.57%
Attn: DC Admin MS N-1-G Mercer Trust Company TTEE FBO Highmark Investment Plan 1 Investors Way Norwood, MA 02062-1599	3,610,240	5.73%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-1076	3,279,463	5.20%
T Rowe Price Retiement Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills, MD 21117-4903	3,239,513	5.14%
Core Plus Bond Fund Class A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	2,111,777	10.51%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	1,966,699	9.79%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	1,473,915	7.34%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	1,120,388	5.28%
Core Plus Bond Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	580,536	40.38%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	166,473	11.58%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	144,292	10.04%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	100,005	6.96%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	92,337	6.42%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	85,402	5.94%
Core Plus Bond Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	2,652,316	73.95%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	279,281	7.79%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	247,122	6.89%
Core Plus Bond Fund Institutional Class
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	2,620,289	23.53%
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	2,510,130	22.55%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	1,076,454	9.67%
TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	951,962	8.55%
Comerica Bank FBO PO Box 75000 Mail Code 3446 Detroit, MI 48275-0001	615,043	5.52%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	602,642	5.41%
Core Plus Bond Fund Class R6
Saxon & Co PO Box 7780-1888 Philadelphia, PA 19182-0001	862,050	34.99%
Wells Fargo Bank NA FBO PO Box 1533 Minneapolis, MN 55480-1533	820,545	33.30%
Wells Fargo Bank NA FBO PO Box 1533 Minneapolis, MN 55480-1533	778,600	31.60%
Government Securities Fund Class A
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	9,521,446	25.45%
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	4,677,277	12.50%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	2,996,589	8.01%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	2,676,483	7.15%
Government Securities Fund Class C
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	1,082,345	56.97%
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	413,652	21.77%
Government Securities Fund Administrator Class
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	8,547,854	45.64%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	3,312,681	17.69%
Capinco c/o US Bank 1555 N Rivercenter Drive Suite 302 Milwaukee, WI 53212-3958	1,359,016	7.26%
Wells Fargo Bank NA Omnibus Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	1,322,255	7.06%
Government Securities Fund Institutional Class
Wells Fargo Advantage Wealthbuilder Growth Balanced Portfolio 525 Market Street, Floor 12 San Francisco, CA 94105-2720	7,125,491	18.32%
Wells Fargo Advantage Wealthbuilder Moderate Balanced Portfolio 525 Market Street, Floor 12 San Francisco, CA 94105-2720	6,690,435	17.20%
Wells Fargo Advantage Wealthbuilder Conservative Allocation Portfolio 525 Market Street, Floor 12 San Francisco, CA 94105-2720	5,400,390	13.89%
National Financial Services Corp For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	3,987,838	10.25%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	2,928,445	7.53%
High Yield Bond Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	18,026,257	19.23%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	7,632,219	8.14%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	6,481,766	6.92%
High Yield Bond Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	8,940,840	48.26%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,754,735	9.47%
RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave. South Minneapolis, MN 55402-1110	1,272,805	6.87%
American Enterprise Investment Services 707 2nd Ave. South Minneapolis, MN 55402-2405	1,252,178	6.76%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	929,480	5.02%
High Yield Bond Fund Administrator Class
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	4,714,986	48.97%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,295,281	13.45%
20 Broad Street Company c/o Bernard Mendik Co., LLC Attn: Lydia Greenfield 150 E 58th Street, 17th Floor New York, NY 10155-0002	784,306	8.15%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	642,324	6.67%
High Yield Bond Fund Institutional Class
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	15,915,394	39.87%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	5,466,181	13.69%
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	3,830,421	9.60%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	2,362,877	5.92%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	2,311,152	5.79%
Wells Fargo Bank NA FBO Crestron Electronics Inc PO Box 1533 Minneapolis, MN 55480-1533	2,304,518	5.77%
International Bond Fund Class A
Great-West Trust Company LLC TTEE/C FBO: Great West IRA Advantage C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	4,606,872	63.13%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	532,880	7.30%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	384,159	5.26%
International Bond Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	79,672	22.04%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	60,987	16.87%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	44,775	12.39%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	41,100	11.37%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	27,037	7.48%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	18,138	5.02%
International Bond Fund Administrator Class
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	1,656,028	37.55%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	1,124,279	25.49%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	492,671	11.17%
Mitra & CO FBO C/O BMO Harris Bank NA Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	330,555	7.50%
International Bond Fund Institutional Class
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	12,470,679	27.34%
Capinco C/O US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	12,432,138	27.26%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund OPS Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	4,518,709	9.91%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	3,628,197	7.95%
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	3,142,580	6.89%
International Bond Fund Class R6
NFS LLC FEBO FMTC As Trustee For Dan Foods Diver Sified Bond Fund 1 Spartan Way #TS20 Merrimack, NH 03054-4300	248,200	23.01%
Attn: NPIO Trade Desk DCGT As TTEE and/or Cut FBO Plic Various Retirment Plans Omnibus 711 High St Des Moines, IA 50392-0001	236,273	21.90%
Wells Fargo Bank NA FBO Atkore Investment Funds PO Box 1533 Minneapolis, MN 55480-1533	205,210	19.02%
Wells Fargo Bank NA FBO Sheppard Mullin Richter & Hampton PO Box 1533 Minneapolis, MN 55480-1533	130,910	12.13%
Real Return Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,250,826	42.07%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	424,786	14.29%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	365,786	12.30%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	182,793	6.15%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	165,587	5.57%
Real Return Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	219,884	51.09%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	56,297	13.08%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	40,236	9.35%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	35,416	8.23%
Real Return Fund Administrator Class
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	553,381	23.19%
Wells Fargo Bank FBO Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	332,226	13.92%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	315,000	13.20%
Wells Fargo Bank NA FBO Diversified Equity I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	251,275	10.53%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	193,453	8.11%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	179,813	7.53%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	135,676	5.68%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	128,874	5.40%
Real Return Fund Institutional Class
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	271,849	50.50%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	189,912	35.28%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	38,821	7.21%
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	35,273	6.55%
Real Return Fund Class R6
Wells Fargo Bank NA FBO Caravel Wells Cap Drh Active PO Box 1533 Minneapolis, MN 55480-1533	640,878	57.90%
CBNA as Custodian FBO Rothman Institute 401(k) Profit Sha 6 Rhoads Dr, ste 7 Utica, NY 13502-6317	314,989	28.46%
Short Duration Government Bond Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	2,691,210	50.88%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	319,908	6.05%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	300,675	5.68%
Short Duration Government Bond Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	1,627,395	74.82%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	133,179	6.12%
Short Duration Government Bond Fund Institutional Class
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	14,533,222	24.52%
Wells Fargo Bank NA FBO Omnibus Account Reinv/Reinv PO Box 1533 Minneapolis, MN 55480-1533	9,876,860	16.66%
The Northern Trust Company Trustee Mayo FDN SEG PIMCO LIQU PO Box 92956 Chicago, IL 60675-0001	9,332,250	15.74%
Hofstra University Attn: Treasury 128 Hofstra University 100 Phillips Hall Hempstead, NY 11549-0001	3,997,064	6.74%
Short Duration Government Bond Fund Administrator Class
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	3,715,949	40.30%
Charles Schwab & Co., Inc. Special Custody Account Exclusive FBO The Customers 101 Montgomery St./Mutual Funds San Francisco, CA 94104	2,808,905	30.46%
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	673,315	7.30%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522	551,617	5.98%
Short Duration Government Bond Fund Class R6
Wells Fargo Advantage Wealthbuilder Conservative Allocation Portfolio 525 Market Street, Floor 12 San Francisco, CA 94105-2720	7,785,507	42.97%
Wells Fargo Advantage Wealthbuilder Moderate Balanced Portfolio 525 Market Street, Floor 12 San Francisco, CA 94105-2720	7,471,319	41.23%
Short-Term Bond Fund Class A
National Financial Services LLC for Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	4,477,197	17.57%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	3,836,458	15.06%
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,802,303	7.07%
Short-Term Bond Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	432,639	35.35%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	198,655	16.23%
American Enterprise Investment Services 707 2nd Ave. South Minneapolis, MN 55402-2450	171,244	13.99%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	108,043	8.83%
Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	84,434	6.90%
Short-Term Bond Fund Institutional Class
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	5,014,037	19.03%
Wells Fargo Bank NA FBO Omnibus Account Reinv/Reinv PO Box 1533 Minneapolis, MN 55480-1533	3,658,509	13.88%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	3,406,808	12.93%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	3,148,774	11.95%
Western Governors University 4001 S 700 E Suite 700 Salt Lake City, UT 84107-2533	1,790,442	6.79%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	1,703,737	6.47%
Short-Term High Yield Bond Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	4,655,026	20.91%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	4,465,511	20.05%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	3,040,974	13.66%
Pershing LLC 1 Pershing Plz Jersery City, NJ 07399-0002	1,889,351	8.49%
American Enterprise Investment Services 707 2nd Ave. South Minneapolis, MN 55402-2405	1,182,454	5.31%
Short-Term High Yield Bond Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	6,863,728	48.63%
American Enterprise Investment Services 707 2nd Ave., South Minneapolis, MN 55402-2405	3,708,904	26.28%
Short -Term High Yield Bond Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	11,066,504	49.38%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	5,752,025	25.67%
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	1,621,510	7.24%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	1,447,595	6.46%
Short -Term High Yield Bond Fund Institutional Class
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	14,376,392	11.70%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	10,914,502	8.88%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	10,758,199	8.75%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	9,428,485	7.67%
Peacehealth Attn: Roshan Parikh 14432 SE Eastgate Way Suite 300 Bellevue, WA 98007-6493	8,393,040	6.83%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	6,238,369	5.08%
Strategic Income Fund Fund Level
Wells Fargo Bank NA FBO NJ Institute of Technology PO Box 1533 Minneapolis, MN 55480-1533	1,570,988	36.60%
Wells Fargo Bank NA FBO Cement Masons Pension - Funds 10 PO Box 1533 Minneapolis, MN 55480-1533	1,537,386	32.82%
Strategic Income Fund Class A
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	65,784	52.91%
Wells Fargo Bank NA Cust for the Rollover IRA of Arnold Whitford 12283 Natalies Cove Rd Cooper City, FL 33330-5450	16,881	13.58%
Wells Fargo Bank NA Cust for the SEP IRA of Bill Kwong Louie 65 Harrison Ave ste 505 Boston, MA 02111-1924	8,943	7.19%
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	6,483	5.21%
Strategic Income Fund Class C
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	14,227	33.92%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	14,187	33.82%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	4,628	11.04%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	4,350	10.37%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,167	5.17%
Jeffrey Hamrick & Jennifer Hamrick 311 Oakview Drive Double OAK, TX 75077-8420	2,160	5.15%
Strategic Income Fund Administrator Class
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	51,614	94.27%
Strategic Income Fund Institutional Class
Wells Fargo Bank NA FBO NJ Institute of Technology PO Box 1533 Minneapolis, MN 55480-1533	1,570,988	38.59%
Wells Fargo Bank NA FBO Cement Masons Pension - Funds 10 PO Box 1533 Minneapolis, MN 55480-1533	1,537,386	37.76%
Shoshone Bannock Tribes Attn: Steve Hagler PO Box 306 Fort Hall, ID 83203-0306	382,490	9.40%
Ultra Short-Term Income Fund Fund Level
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	40,647,831	25.19%
Ultra Short-Term Income Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	6,150,216	17.79%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	3,415,699	9.88%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	2,439,190	7.06%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	2,214,170	6.40%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	1,856,710	5.37%
Ultra Short-Term Income Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523	436,424	64.62%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	59,914	8.87%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	57,572	8.52%
Ultra Short-Term Income Fund Administrator Class
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	681,303	24.33%
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	552,384	19.73%
Wells Fargo Bank FBO West Corp Executive Ret Sav Plan 1525 West WT Harris Blvd Charlotte, NC 28288-11151	514,654	18.38%
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	357,429	12.77%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	149,725	5.35%
Ultra Short-Term Income Fund Institutional Class
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	40,647,831	32.96%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	34,678,543	28.12%
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	15,723,671	12.75%

INTERNATIONAL EQUITY FUNDS: Asia Pacific Fund, Diversified International Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Small Cap Fund, International Equity Fund, Intrinsic World Equity Fund

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
Asia Pacific Fund Class A
Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	1,776,495	20.67%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	931,699	10.84%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	610,651	7.10%
Asia Pacific Fund Class C
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	62,568	37.69%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	32,657	19.67%
MLPF&S For The Sole Benefit of Its Customers Attention Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	27,243	16.41%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	15,185	9.15%
Asia Pacific Fund Administrator Class
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	45,612	30.51%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	20,559	13.75%
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	19,084	12.77%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	15,826	10.59%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	12,694	8.49%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	10,436	6.98%
Asia Pacific Fund Institutional Class
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	781,451	34.39%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	530,874	23.36%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	478,621	21.06%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	275,492	12.12%
Diversified International Fund Class A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	913,727	18.38%
Charles Schwab & Co. Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery Street San Francisco, CA 94104-4151	332,786	6.69%
Diversified International Fund Class C
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	240,173	60.98%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	62,604	15.90%
MLPF&S For The Sole Benefit of Its Customers Attention Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	21,104	5.36%
Diversified International Fund Administrator Class
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	866,389	88.25%
Diversified International Fund Institutional Class
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	321,477	37.67%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	248,194	29.08%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	138,840	16.27%
Diversified International Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #A0103-091 525 Markets Street, 9th Floor San Francisco, CA 94105-2779	2,308	100.00%
Diversified International Fund Class R6
Wells Fargo Bank NA FBO Crestron Electronics Inc PO Box 1533 Minneapolis, MN 55480-1533	222,842	9.17%
Wells Fargo Bank NA FBO Caravel Wells Cap DRH Active PO Box 1533 Minneapolis, MN 55480-1533	1,593,561	65.58%
Emerging Markets Equity Fund Class A
Charles Schwab & Co Inc FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,275,625	11.48%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,154,652	10.39%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	793,321	7.14%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	781,169	7.03%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	715,121	6.43%
Hartford Life Insurance Co Seperate Account Attn: UIT Operations PO Box 2999 Hartford, CT 06104-2999	695,152	6.25%
Emerging Markets Equity Fund Class C
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	912,869	26.76%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	885,627	25.96%
MLPF&S For The Sole Benefit of Its Customers Attention Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	406,542	11.92%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	278,766	8.17%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	195,067	5.72%
Emerging Markets Equity Fund Administrator Class
National Financial Servies LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept., 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	2,255,471	38.36%
Charles Schwab & Co., Inc. Special Custody Account FBO Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	972,789	16.54%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	341,572	5.81%
John Hancock Trust Company LLC 690Canton St, Ste 100 Westwood, MA 02090-2324	339,190	5.77%
Emerging Markets Equity Fund Institutional Class
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	29,371,341	25.55%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	27,207,720	23.66%
Charles Schwab & Co Inc Special Custody Account FBO 211 Main Street San Francisco, CA 94105-1905	12,131,649	10.55%
National Financial Servies LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept., 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	8,789,052	7.64%
Emerging Markets Equity Fund Class R6
NFS LLC FEBO FIIOC as agent for Qualified Employee Benefit Plans 401K FINOPS-IC FUNDS 100 Magellan Way KW1C Covington, KY 41015-1987	2,654,169	36.67%
NFS LLC FBO The Northern Trust Company PO Box 92956 Chicago, IL 60675-0001	804,207	11.11%
Saxon & Co. FBO Omnibus Account PO Box 7780-1888 Philadelphia, PA 19182-0001	715,554	9.89%
Wells Fargo WealthBuilder Tactical Equity Portfolio 525 Market Street, 12th Floor San Francisco, CA 94105-2720	557,447	7.70%
Wells Fargo WealthBuilder Growth Balanced Portfolio 525 Market Street, 12th Floor San Francisco, CA 94105-2720	542,325	7.49%
Fifth Third Bank TTEE FBO Crown Equip-Wells Fargo AEME 5001 Kingsley Dr., Dept 3385 Cincinnati, OH 45227-1114	367,727	5.08%
Emerging Markets Equity Income Fund Fund Level
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	16,661,146	34.09%
Emerging Markets Equity Income Fund Class A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	643,604	35.71%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	236,497	13.12%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	112,405	6.24%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	105,846	5.87%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	104,133	5.78%
Emerging Markets Equity Income Fund Class C
Wells Fargo Clearing Service LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	495,942	36.97%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	252,273	18.81%
MLPF&S For the Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	167,045	12.45%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	166,502	12.41%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	99,434	7.41%
Emerging Markets Equity Income Fund Administrator Class
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	574,186	51.32%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	132,064	11.80%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	114,486	10.23%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	111,775	9.99%
Emerging Markets Equity Income Fund Institutional Class
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	16,661,146	41.96%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	3,892,495	9.80%
Charles Schwab & Co Inc Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	3,743,298	9.43%
MLPF&S For the Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	3,484,743	8.78%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	2,976,080	7.50%
Emerging Markets Equity Income Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #A0103-091 525 Markets Street, 9th Floor San Francisco, CA 94105-2779	2,720	100.00%
Emerging Markets Equity Income Fund Class R6
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k 100 Magellan Way #KW1C Covington, KY 41015-1987	2,654,169	36.67%
NFS LLC FEBO The Northern Trust Company PO Box 92956 Chicago, IL 60675-0001	804,207	11.11%
Saxon & Co. VI Omnibus Account Vica PO Box 7780-1888 Philadelphia, PA 19182-0001	715,554	9.89%
Wells Fargo WealthBuilder Tactical Equity Portfolio 525 Market Street, 12th Floor San Francisco, CA 94105-2720	557,447	7.70%
Wells Fargo WealthBuilder Growth Balanced Portfolio 525 Market Street, 12th Floor San Francisco, CA 94105-2720	542,325	7.49%
Fifth Third Bank TTEE FBO Crown Equip-Wells Fargo 5001 Kingsley Dr, Dept 3385 Cincinnati, OH 45227-1114	367,727	5.08%
Global Small Cap Fund Class A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	905,433	26.09%
MLPF&S For The Sole Benefit of Its Customers Attention Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	284,334	8.19%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	236,118	6.80%
National Financial Servies LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept., 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	207,430	5.98%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	187,363	5.40%
Global Small Cap Fund Class C
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	287,377	28.98%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	131,377	13.25%
Raymond James Omnibus For Mutual Funds House Account Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	101,943	10.28%
American Enterprise Investments 707 2nd Ave S Minneapolis, MN 55402-2405	64,232	6.48%
MLPF&S For The Sole Benefit of Its Customers Attention Mutual Fund Administration 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	56,537	5.70%
Global Small Cap Fund Administrator Class
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	360,441	55.11%
Wells Fargo Bank FBO 401(k) Accounts 1525 West WT Harris Blvd Charlotte, NC 28262-8522	184,686	28.24%
Global Small Cap Fund Institutional Class
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	305,350	35.15%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	148,557	17.10%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd Weehawken, NJ 07086-6761	90,453	10.41%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	80,539	9.27%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522	67,487	7.77%
International Equity Fund Class A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	2,314,275	28.29%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	439,405	5.37%
International Equity Fund Class C
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	722,067	32.77%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	332,575	15.09%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	314,377	14.27%
MLPF&S For The Sole Benefit of Its Customers Attention Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	193,054	8.76%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	140,126	6.36%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	118,880	5.40%
International Equity Fund Administrator Class
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	805,186	50.95%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	313,820	19.86%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	304,065	19.24%
International Equity Fund Institutional Class
MLPF&S For the Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	2,871,506	17.47%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	2,850,781	17.34%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	2,639,792	16.06%
Wells Fargo Clearing Services LLC SPecial Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,301,280	14.00%
Wells Fargo Bank FBO 401(k) Accounts 1525 West WT Harris Blvd Charlotte, NC 28262-8522	1,024,385	6.23%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	890,191	5.41%
UBS WM USA Omni Account M/F Special Custody Account EFBO Customer 1000 Harbor Blvd Weehawken, NJ 07086-6761	873,210	5.31%
International Equity Fund Class R
MLFP&S For the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr E 2nd FL Jacksonville, FL 32246-6484	114,733	77.20%
Hartford Life Insurance Co Separate Account Attn UIT Operations PO Box 2999 Hartford, CT 06104-2999	27,798	18.70%
International Equity Fund Class R6
Comerica Bank FBO Dingle ERISA PO Box 75000 Mail Code 3446 Detroit, MI 48275-0001	2,039,916	36.84%
Intrinsic World Equity Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	1,952,025	27.21%
Intrinsic World Equity Fund Class A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	1,952,025	30.69%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	338,514	5.32%
Intrinsic World Equity Fund Class C
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	154,632	45.75%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	23,525	6.96%
MLFP&S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	23,330	6.90%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	22,026	6.52%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	17,746	5.25%
Intrinsic World Equity Fund Administrator Class
Great-West Trust Company LLC TTEE For Employee Benefits Clients 401(k) 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	117,078	61.10%
Wells Fargo Clearing Service LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	11,935	6.23%
Intrinsic World Equity Fund Institutional Class
Great-West Trust Company LLC TTEE For Employee Benefits Clients 401(k) 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	117,078	61.10%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	11,935	6.23%

LARGE CAP STOCK FUNDS: Capital Growth Fund, Disciplined U.S. Core Fund, Endeavor Select Fund, Growth Fund, Intrinsic Value Fund, Large Cap Core Fund, Large Cap Growth Fund, Large Company Value Fund, Low Volatility U.S. Equity Fund, Omega Growth Fund, Premier Large Company Growth Fund

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
Capital Growth Fund Fund Level
c/o Fascore LLC State of Indiana Trustee FBO State of Indiana DCP 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	3,859,904	26.02%
Capital Growth Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	587,686	14.16%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 211 Main St San Francisco, CA 94105-1905	503,999	12.14%
Capital Growth Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	73,063	38.99%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	33,328	17.78%
American Enterprise Investment Services 708 2nd Avenue South Minneapolis, MN 55402-2405	20,870	11.14%
MLPF&S For The Sole Benefit Of Its Customers Attn: Mutual Funds Administration 4800 Deer Lake Dr. E, FL3 Jacksonville, FL 32246-6484	17,512	9.34%
Raymond James Omnibus For Mutual Funds House Acct Firm Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	12,839	6.85%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	10,961	5.85%
Capital Growth Fund Administrator Class
Great-West Trust Company LLC As Trustee FBO The Bose 401(k) Plan 8515 E Orchard Road Greenwood Village, CO 80111-5002	857,082	68.21%
Wells Fargo Bank NA Omnibus Acct for Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	121,823	9.69%
Capital Growth Fund Institutional Class
American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	388,959	31.85%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	325,431	26.65%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	148,813	12.18%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	100,957	8.27%
Wells Fargo Bank FBO Omnibus Account For Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	73,318	6.00%
Capital Growth Fund Class R4
Wells Fargo Funds Seeding Acount c/o Wells Fargo Investments Group Inc 525 Market St 9th Floor San Francisco, CA 94105-2708	973	100.00%
Capital Growth Fund Class R6
c/o Fascore LLC State of Indiana Trustee FBO State of Indiana DCP 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	3,859,904	48.14%
State Street Bank As Trustee For Starwood Hotels and Resorts Worldwide Attn: Jerry Marcus One Lincoln Street Boston, MA 02111-2901	3,695,000	46.09%
Disciplined U.S. Core Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	6,697,925	23.70%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	3,047,885	10.79%
Disciplined U.S. Core Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	1,272,144	34.91%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	427,208	11.72%
MLPF&S For the Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	408,267	11.20%
American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	365,442	10.03%
Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	290,432	7.97%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FloorJersey City, NJ 07311	216,384	5.94%
Disciplined U.S. Core Fund Administrator Class
Charles Schwab & Co Inc Special Custody Act FBO Exclusive Benefit of Customers Reinvest Acct 211 Main St. San Francisco, CA 94105-1905	1,209,860	21.40%
National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	1,075,150	19.02%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	597,898	10.58%
Wells Fargo Bank NA FBO Omnibus Account Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	432,513	7.65%
Wells Fargo Bank FBO 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	367,687	6.50%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	365,278	6.46%
Disciplined U.S. Core Fund Institutional Class
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	4,689,733	21.67%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	3,255,210	15.04%
Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	3,137,266	14.50%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,240,665	5.73%
Disciplined U.S. Core Fund Class R
State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln St Boston, MA 02111-2901	110,066	93.12%
Disciplined U.S. Core Fund Class R6
NFS LLC FEBO FMTC as Trustee FBO Hogan Lovells Multi Mgr Domestic Equity FMTC-United 1 Spartan Way #TS20 Merrimack, NH 03054-4300	1,238,819	48.74%
Wells Fargo Bank NA FBO NJ Institute of Technology PO Box 1533 Minneapolis, MN 55480-1533	541,143	21.29%
Wells Fargo Bank NA FBO Crestron Electronics Inc PO Box 1533 Minneapolis, MN 55480-1533	221,777	8.73%
State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	188,795	7.43%
Wells Fargo Bank NA FBO Sea Robin Aro Custody PO Box 1533 Minneapolis, MN 55480-1533	150,257	5.91%
Endeavor Select Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	417,161	29.31%
American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	251,208	17.65%
Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Financial Data Services Att: Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	178,741	12.56%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	92,305	6.49%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	78,692	5.53%
Endeavor Select Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	207,861	38.37%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	104,715	19.33%
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Jersey City, NJ 07310	70,970	13.10%
American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	52,316	9.66%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	34,947	6.45%%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	28,078	5.18%
Endeavor Select Fund Administrator Class
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	110,954	28.16%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	83,213	21.12%
Charles Schwab & Co Inc Special Custody Account 211 Main St. San Francisco, CA 94105-1905	51,916	13.18%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	49,502	12.56%
Endeavor Select Fund Institutional Class
Wells Fargo WealthBuilder Tactical Equity Portfolio 525 Market St Fl 12 San Francisco, CA 94105-2720	2,510,426	16.94%
Wells Fargo WealthBuilder Growth Balanced Portfolio 525 Market St Fl 12 San Francisco, CA 94105-2720	2,438,952	16.46%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	2,230,599	15.05%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	1,919,751	12.95%
Wells Fargo WealthBuilder Growth Allocation Portfolio 525 Market St Fl 12 San Francisco, CA 94105-2720	1,518,634	10.25%
Wells Fargo WealthBuilder Moderate Balanced Portfolio 525 Market St Fl 12 San Francisco, CA 94105-2720	1,317,248	8.89%
Growth Fund Class A
National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	5,667,234	11.26%
Charles Schwab & Co Inc 211 Main St. San Francisco, CA 94105-1905	3,898,844	7.99%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	2,975,691	6.10%
Growth Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	1,648,527	26.48%
Merrill Lynch Pierce Fenner & Smith, Inc. Merrill Lynch Financial Data Services Attn: Service Team 4800 Deer Lake Dr. E, FL 3 Jacksonville, FL 32246-6484	1,210,999	19.45%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	770,840	12.38%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd. Weehawken, NJ 07086-6761	488,792	7.85%
American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	454,466	7.30%
Charles Schwab & Co Inc Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105-1905	335,572	5.39%
Growth Fund Administrator Class
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	2,887,440	20.01%
Charles Schwab & Co., Inc. Special Custody Account 211 Main St. San Francisco, CA 94105-1905	2,478,104	17.17%
Vanguard Fiduciary Trust Company Attn: Outside Funds PO Box 2600 Valley Forge, PA 19482-2600	1,109,152	7.69%
Wells Fargo Investment Plan 2525 S Lake Park Blvd. Salt Lake City, UT 84120-8230	804,950	5.58%
Growth Fund Institutional Class
National Financial Service Corp. For Exclusive Benefit Of Our Customers 499 Washington Blvd Jersey City, NJ 07310-1995	6,353,725	17.87%
Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	4,292,534	12.07%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	2,970,565	8.36%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,299,638	6.47%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd. Weehawken, NJ 07086-6761	2,179,484	6.13%
C/O IPO Portfolio Accounting Nationwide Trust Company FSB FBO Participating Retirement Plans PO Box 182029 Columbus, OH 43218-2029	2,092,794	5.89%
Wells Fargo Bank, NA Omnibus Account For Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	2,029,288	5.71%
Growth Fund Class R6
Charles Schwab & Co Inc Special Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	281,193	26.18%
NFS LLC FEBO Anbee and Co as Nominee Agent For Greatbanc Trust 801 Warrenville Rd. Ste 500 Lisle, IL 60532-4347	174,962	16.29%
NFS LLC FEBO State Street Bank and Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrison, NY 10528-2418	159,301	14.83%
State Street Bank and Trust Company As Cust for MML FBO It's Clients Attn: CC10313 12 Crown Colony Dr. Quincy, MA 02169-0938	107,515	10.01%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	86,678	8.07%
Fifth Third Bank TTEE FBO City of Bartow R&D 5001 Kingsley Dr. Dept 3385 Cincinnati, OH 45227-1114	64,221	5.98%
Reliance Trust Co TTEE ADP Access Large Market 401k 1100 Abernathy Road Atlanta, GA 30328-5620	55,940	5.21%
Intrinsic Value Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	8,575,125	36.52%
Intrinsic Value Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	677,966	37.86%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	218,114	12.18%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	112,007	6.26%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	93,567	5.23%
Intrinsic Value Fund Administrator Class
Charles Schwab & Co., Inc. Special Custody Account 211 Main St. San Francisco, CA 94105-1905	2,061,792	5.87%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	1,916,100	5.45%
Intrinsic Value Fund Institutional Class
National Financial Services LLC for the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	3,312,482	25.79%
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	2,063,582	16.07%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	1,586,094	12.35%
Newport Police and Fire Pension Plans Attn Laura L Sitrin City Hall 43 Broadway Newport, RI 02840-2746	1,226,740	9.55%
Wells Fargo Bank NA FBO Omnibus Account Reinv/Reinv PO Box 1533 Minneapolis, MN 55480-1533	796,529	6.20%
Intrinsic Value Fund Class R
Mid Atlantic Trust Company FBO Twin Networks Inc 401K Profit Sharing Plan & Trust 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	2,521	66.80%
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Group Inc MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2708	1,236	32.77%
Intrinsic Value Fund Class R4
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Group Inc 525 Market Street, 9th Floor San Francisco, CA 94105-2708	1,341	100.00%
Intrinsic Value Fund Class R6
Wells Fargo Dynamic Target 2045 525 Market Street, Floor 12 San Francisco, CA 94105-2720	20,120	10.53%
Wells Fargo Dynamic Target 2040 525 Market Street, Floor 12 San Francisco, CA 94105-2720	19,940	10.44%
Wells Fargo Dynamic Target 2050 525 Market Street, Floor 12 San Francisco, CA 94105-2720	19,926	10.43%
Wells Fargo Dynamic Target 2060 525 Market Street, Floor 12 San Francisco, CA 94105-2720	19,919	10.43%
Wells Fargo Dynamic Target 2055 525 Market Street, Floor 12 San Francisco, CA 94105-2720	19,868	10.40%
Wells Fargo Dynamic Target 2035 525 Market Street, Floor 12 San Francisco, CA 94105-2720	19,055	9.98%
Wells Fargo Dynamic Target 2030 525 Market Street, Floor 12 San Francisco, CA 94105-2720	18,018	9.43%
Wells Fargo Dynamic Target 2020 525 Market Street, Floor 12 San Francisco, CA 94105-2720	13,238	6.93%
Wells Fargo Dynamic Target 2015 525 Market Street, Floor 12 San Francisco, CA 94105-2720	10,872	5.69%
Large Cap Core Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	2,060,102	11.13%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	1,045,914	5.65%
Large Cap Core Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	1,242,467	36.03%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	610,457	17.70%
Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillion Pkwy St Petersburg, FL 33716-1100	452,696	13.13%
American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	341,309	9.90%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	278,657	8.08%
Large Cap Core Fund Administrator Class
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	1,080,417	61.13%
Charles Schwab & Co, Inc Special Custody Acount FBO Customers 211 Main St. San Francisco, CA 94105-1905	203,944	11.54%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	144,117	8.15%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	130,963	7.41%
Large Cap Core Fund Institutional Class
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	11,150,922	32.51%
National Financial Services LLC ForExclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	10,749,090	31.34%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	3,482,445	10.15%
Large Cap Core Fund Class R
The Hartford 1 Hartford Plaza Hartford, CT 06155-0001	51,067	86.93%
Massachusetts Mutual Insurance Co 1295 State St. Springfield, MA 01111-0001	5,941	10.11%
Large Cap Core Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investment Group Inc MAC #A0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	1,809	64.08%
Massachusetts Mutual Insurance Co 1295 State St. Springfield, MA 01111-0001	1,014	35.92%
Large Cap Growth Fund Class A
Minnesota Life 400 Robert Street North Saint Paul, MN 55101-2099	1,085,749	10.40%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	586,666	5.62%
Large Cap Growth Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	85,238	26.70%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	46,761	14.65%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	44,066	13.80%
Raymond James Omnibus for Mutual Funds House Acct Firm Attn: Courntey Waller 880 Carillon Pkwy St. Petersburg, Fl 33716-1100	34,160	10.70%
American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	25,263	7.91%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	17,963	5.63%
Large Cap Growth Fund Administrator Class
Wells Fargo Investment Plan 2525 South Lake Park Blvd Salt Lake City, UT 84120-8230	486,733	29.88%
VRSCO FBO AIGFSB Cust TTEE FBO Nashua Healthcare Corporation 457 2929 Allen Pkwy Ste A6-20 Houston, TX 77019-7117	394,583	24.22%
VRSCO FBO AIGFSB Cust TTEE FBO Childrens Hospital of Orange County 403B 2727-A Allen Pkwy Ste 4-D1 Houston, TX 77019-2107	249,119	15.29%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	209,960	12.89%
Large Cap Growth Fund Institutional Class
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	998,557	26.95%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	424,095	11.45%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	298,348	8.05%
Mac & Co FOB PB & T Attn: Mutual Fund Operations 500 Grant St Rm151-1010 Pittsburgh, PA 15219-2502	285,934	7.72%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	230,307	6.22%
Large Cap Growth Fund Class R
MLPF&S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr. E, FL 3 Jacksonville, FL 32246-6484	110,641	86.23%
Orchard Trust CO TTEE Employee Benefits Clinets 401(k) 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	10,846	8.45%
Large Cap Growth Fund Class R4
Lincoln Retirement Services Company FBO San Antonio Reg HSP Svgs Pln PO Box 7876 Fot Wayne, IN 46801-7876	5,890	94.34%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investment Group Inc MAC #A0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	353	5.66%
Large Cap Growth Fund Class R6
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	3,641,532	59.22%
Vanguard Fiduciary Trust Company Attn: Outside Funds PO Box 2600 Valley Forge, PA 19482-2600	573,605	9.33%
Wells Fargo WealthBuilder Tactical Equity Portfolio 525 Market St Fl 12 San Francisco, CA 94105-2720	486,151	7.91%
Wells Fargo WealthBuilder Growth Balanced Portfolio 525 Market St Fl 12 San Francisco, CA 94105-2720	472,599	7.69%
Large Company Value Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	3,919,840	29.13%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 211 Main St. San Francisco, CA 94105-1905	835,269	6.21%
Large Company Value Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	118,776	58.54%
MLPF&S For The Sole Benefit Of Its Customers Attn: Mutual Funds Administration 4800 Deer Lake Dr. E, FL3 Jacksonville, FL 32246-6484	14,429	7.11%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd. Weehawken, NJ 07086-6761	11,813	5.82%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	13,309	6.56%
Large Company Value Fund Administrator Class
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	255,381	20.90%
Wells Fargo Bank FBO Northland Insurance 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	216,031	17.68%
Wells Fargo Bank FBO Various Retirement Plans NC 1151 1525 West WT Harris Blvd Charlotte, NC 28288-1076	145,822	11.94%
Charles Schwab & Co., Inc. Special Custody Account 211 Main St. San Francisco, CA 94105-1905	141,299	11.57%
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	130,578	10.69%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	71,132	5.82%
Large Company Value Fund Institutional Class
Wells Fargo Bank NA FBO Caravel - Wellscap DHR Active PO Box 1533 Minneapolis, MN 55480-1533	592,461	68.99%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	104,572	12.18%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	60,362	7.03%
Large Company Value Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market St. 9th Floor San Francisco, CA 94105-2708	1,548	100.00%
Low Volatility U.S. Equity Fund Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group MAC #A0103-091 525 Market St. 9th Floor San Francisco, CA 94105-2708	2,370,934	74.65%
Low Volatility U.S. Equity Fund Class A
Karla M Rabusch Trustee Karla M Rabusch Revocable Family Trust 1325 Filbert St. San Francisco, CA 94109-1723	45,521	42.75%
Wells Fargo Bank NA Custody for the Rollover IRA of Bruce Tucker 113 Alisha Circle Madison, AL 35756-4035	27,709	26.02%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market St. 9th Floor San Francisco, CA 94105-2708	10,038	9.43%
Wells Fargo Bank NA Custody for the IRA of Ronald Mack 8911 Laddie Ln. San Diego, CA 92123-2331	8,777	8.24%
Peter J Syslack Victoria A Syslack W233N7632 Berrywood Ct. Sussex, WI 53089-1552	5,841	5.49%
Low Volatility U.S. Equity Fund Class C
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market St. 9th Floor San Francisco, CA 94105-2708	10,028	100.00%
Low Volatility U.S. Equity Fund Administrator Class
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market St. 9th Floor San Francisco, CA 94105-2708	10,042	100.00%
Low Volatility U.S. Equity Fund Institutional Class
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market St. 9th Floor San Francisco, CA 94105-2708	2,370,934	80.67%
Charles Schwab & Co Inc Special Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	496,627	16.90%
Low Volatility U.S. Equity Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market St. 9th Floor San Francisco, CA 94105-2708	10,036	100.00%
Low Volatility U.S. Equity Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market St. 9th Floor San Francisco, CA 94105-2708	6,030	100.00%
Omega Growth Fund Fund Level
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	5,866,768	38.36%
Omega Growth Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	5,866,768	49.40%
Omega Growth Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	562,155	32.41%
RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave., S Minneapolis, MN 55402-1110	274,707	15.84%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	133,568	7.70%
National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	92,481	5.33%
Omega Growth Fund Administrator Class
National Financial Services LLC for the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	38,789	10.28%
TD Ameritrade Inc FBO our Customers PO Box 2226 Omaha, NE 68103-2226	36,825	9.76%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	28,656	7.60%
Norman Abraham TTEE Norman Abraham Revocable Living Trust 208 E Broadway Apt J1804 New York, NY 10002-5541	28,250	7.49%
Charles Schwab & Co Inc Special Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	23,063	6.12%
State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	19,571	5.19%
Omega Growth Fund Institutional Class
Wells Fargo Bank NA FBO Central MI University Operating PO Box 1533 Minneapolis, MN 55480-1533	304,419	25.88%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	225,543	19.17%
Wells Fargo Bank NA FBO Central MI University Endowment PO Box 1533 Minneapolis, MN 55480-1533	200,163	17.01%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	127,247	10.82%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd. Weehawken, NJ 07086-6761	100,168	8.51%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	77,267	6.57%
Omega Growth Fund Class R
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	65,705	50.00%
Ascensus Trust Company FBO Esterle Mold & Machine Co Inc 401(k) PO Box 10758 Fargo, ND 58106-0758	19,193	14.61%
FIIOC FBO Advantage Computing Systems Inc 100 Magellan Way (KWIC) Covington, KY 41015-1987	13,289	10.11%
Premier Large Company Growth Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	13,469,451	20.57%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	3,366,072	5.14%
Premier Large Company Growth Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	4,055,837	24.95%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	2,816,277	17.32%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	2,744,874	16.88%
American Enterprise Investment Services 707 2nd Avenue South Minneapois, MN 55402-2405	1,476,797	9.08%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd Weehawken, NJ 07086-6761	1,114,811	6.86%
Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	969,376	5.96%
Premier Large Company Growth Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account 211 Main St. San Francisco, CA 94105-1905	958,897	17.42%
Taynik & Co C/O Investors Bank & Trust Co Attn: Mutual Fund Processing 200 Clarendon St FPG 90 Boston, MA 02116-5021	721,718	13.11%
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	653,040	11.86%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	602,673	10.95%
Lincoln Retirement Services Company FBO 403B Retirement Plan PO Box 7876 Fort Wayne, IN 46801-7876	504,128	9.16%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	300,869	5.46%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	296,278	5.38%
Premier Large Company Growth Fund Institutional Class
PIMS/Prudential Retirement As Nominee For The TTEE/CUST Pl 010 State of Connecticut Deferred 55 Elm Street Hartford, CT 06106-1746	9,205,296	15.06%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	8,826,995	14.44%
PIMS/Prudential Retirement As Nominee For The TTEE/CUST Pl 010 State of Connecticut Alternate 55 Elm Street Hartford, CT 06106-1746	6,153,204	10.07%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	5,929,581	9.70%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	4,931,356	8.07%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd Weehawken, NJ 07086-6761	4,429,301	7.25%
Premier Large Company Growth Fund Class R4
Great-West Trust Company LLC TTEE Employee Benefits Clients 401K 8515 E Orchard Rd Greenwood Village, CO 80111-5002	149,573	66.19%
State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	46,452	20.56%
Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	17,948	7.94%
Premier Large Company Growth Fund Class R6
Great West Trust Co. As Trustee FBO DTE Energy Company Savings And STOC Ownership Plan 11500 Outlook St. Overland Parks, KS 66211-1804	6,854,549	63.08%
Wells Fargo Dynamic Target 2025 525 Market Street, Floor 12 San Francisco, CA 94105-2720	15,737	8.24%
Wells Fargo Bank NA FBO Caravel Wellscap DRH Active PO Box 1533 Minneapolis, MN 55480-1533	773,318	7.12%
c/o Fiduciary Trust Co International Currie & Co PO Box 3199 Church Street Station New York, NY 10008-3199	619,135	5.70%

MONEY MARKET FUNDS: Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, Money Market Fund, Municipal Cash Management Money Market Fund, National Tax-Free Money Market Fund, Treasury Plus Money Market Fund, 100% Treasury Money Market Fund

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
Cash Investment Money Market Fund Level
Wells Fargo Bank Account For the Exclusive Benefit of Customer Attn: Money Funds 1525 West WT Harris Blvd Charlotte, NC 28262-8522	94,650,089	38.95%
Wells Fargo Bank Account For the Exclusive Benefit of Customer Attn: Money Funds 1525 West WT Harris Blvd Charlotte, NC 28262-8522	15,652,252	28.92%
Cash Investment Money Market Fund Administrator Class
Wells Fargo Bank Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	80,910,754	71.14%
Morris Animal Foundation 720 S Colorado Blvd, Ste 174A Denver, CO 80246-1912	6,791,177	5.97%
Cash Investment Money Market Fund Institutional Class
Wells Fargo Bank Account for the Exclusive Benefit of Customers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	515,652,252	87.50%
Cash Investment Money Market Fund Select Class
Wells Fargo Bank Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	694,650,089	78.21%
Vantagetrust Plus Fund 777 N Capitol St NE Suite 600 Washington, DC 20002-4290	133,917,906	15.08%
UMBSC & CO FBO CPG Carlyle Private Equity PO Box 419260 Kansas City, MO 64141-6260	59,576,637	6.71%
Cash Investment Money Market Fund Service Class
Wells Fargo Bank Account for The Exclusive Benefit of Cutomers 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	93,878,529	48.88%
Jackson National Life Distributors LLC Attn: JNLD Accounting 7601 Technology Way Denver, CO 80237-3003	14,102,688	7.34%
Government Money Market Fund Class A
John Hancock Trust Company LLC 690 Canton St Suite 100 Westwood, MA 02090-2324	227,330,042	86.99%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	14,011,477	5.36%
Government Money Market Fund Administrator Class
Wells Fargo Bank NA Attn Cash Sweep Dept 550 S 4th Street Minneapolis, MN 55415-1529	320,113,223	44.23%
Wells Fargo Bank Sweep Dept Operations 3401 N 4th Avenue Sioux Falls, SD 57104-0783	182,029,565	25.15%
Wells Fargo Bank Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	146,033,475	20.18%
Wells Fargo Bank Sweep Dept Operations 3401 N 4th Avenue Sioux Falls, SD 57104-0783	56,440,304	7.80%
Government Money Market Fund Institutional Class
Wells Fargo Bank Attn Cash Sweep Dept 550 S 4th Street Minneapolis, MN 55415-1529	9,208,893,716	43.60%
Wells Fargo Bank Account for The Exclusive Benefit of Cutomers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	3,185,844,305	15.08%
Wells Fargo Bank Sweep Dept Operations 3440 Walnut Avenue Building A Fremont, CA 94538-2210	1,522,876,013	7.21%
Hare & Co Attn: Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057-1382	1,323,560,077	6.27%
Wells Fargo Securities Account for The Exclusive Benefit of Cutomers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,079,476,383	5.11%
Government Money Market Fund Service Class
Wells Fargo Bank Attn Cash Sweep Dept 550 S 4th Street Minneapolis, MN 55415-1529	2,565,827,535	81.79%
Wells Fargo Bank Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	207,844,111	6.63%
Government Money Market Fund Select Class
Wells Fargo Bank Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	13,988,368,590	39.95%
Wells Fargo Bank Attn Cash Sweep Dept 550 S 4th Street Minneapolis, MN 55415-1529	6,645,158,606	18.98%
State Street Bank Attn: Cash Sweeps 1776 Heritage Drive North Quincy, MA 02171-2197	2,101,039,047	6.00%
Government Money Market Fund Sweep Class
Wells Fargo Funds Seeding Account C/O Wells Fargo Investmetns Group Inc MAC #A0103-091 525 Market Street 9th Floor San Francisco, CA 94105-2708	100,029	100.00%
Heritage Money Market Fund Fund Level
Wells Fargo Bank Account For the Exclusive Benefit of Customers Attn: Money Funds Mail Code: D1109-010 1525 W WT Harris Blvd Charlotte, NC 28262-8522	7,777,503	31.14%
Heritage Money Market Fund Administrator Class
Wells Fargo Bank Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	19,359,620	26.88%
Ames Savage Water Solutions LLC 901 W Legacy Center Way Midvale, UT 84047-5765	5,435,014	7.55%
Heritage Money Market Fund Institutional Class
Wells Fargo Bank Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	413,778,818	45.64%
Hare & Co Attn Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057-1382	132,581,221	14.62%
Wells Fargo Bank NA Attn Cash Sweep Dept 550 S 4th Street Minneapolis, MN 55415-1529	59,006,107	6.51%
Heritage Money Market Fund Select Class
Wells Fargo Bank Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,507,777,503	39.56%
Merrill Lynch Pierce Fenner & Smith Money Markets 200 N College Street Charlotte, NC 28202-2191	375,556,354	9.85%
Hare & Co 2 Attn Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057-1382	215,249,015	5.65%
Heritage Money Market Fund Service Class
Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	8,661,298	16.67%
Band & Co C/O US Bank Attn: Willy Bloom PO Box 1787 Milwaukee, WI 53201-1787	7,835,734	15.08%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	7,019,924	13.51%
American Stock Transfer & Trust Co Inc, FBO Clients FBO Greenhill & Co Inc (KBW) Escrow 6201 15th Avenue Brooklyn, NY 11219-5498	6,761,000	13.01%
Wells Fargo Bank Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	5,854,606	11.27%
Money Market Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	511,148,229	10.05%
Money Market Fund Class C
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	3,124,727	32.97%
Morgan Stanley Smith Barmey Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 073111	1,069,796	11.29%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	698,341	7.37%
Money Market Fund Premier Class
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market Street 9th Floor San Francisco, CA 94105-2779	100,721	100.00%
Money Market Fund Service Class
FIIOC As Agent For Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015-1987	1,820,932	13.30%
Municipal Cash Management Money Market Fund Fund Level
State Street Bank Attn: Cash Sweeps 1776 Heritage Drive North Quincy, MA 02171-2197	50,357,278	57.56%
Municipal Cash Management Money Market Fund Administrator Class
Bloodworks Wells Fargo Bank Loan Collateral Account Attn: Bob Gleason 921 Terry Avenue Seattle, WA 98104-1239	2,086,001	64.40%
Philip A Gianatasio TTEE Philip A Gianatasio 2012 Revocable Trust PO Box 45 Marblehead, MA 01945-0045	1,042,269	32.28%
Municipal Cash Management Money Market Fund Institutional Class
State Street Bank Attn: Cash Sweeps 1776 Heritage Drive North Quincy, MA 02171-2197	250,357,278	60.98%
Wells Fargo Bank Account For the Exclusive Benefit of Customers Attn: Money Funds 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	98,392,283	23.96%
Wells Fargo Bank Attn Cash Sweep Dept 550 S 4th Street Minneapolis MN 55415-1529	31,323,264	7.63%
Municipal Cash Management Money Market Fund Service Class
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	4,626,791	21.85%
Band & Co. c/o US Bank Attn: Willy Bloom PO Box 1787 Milwaukee, WI 53201-1787	4,206,897	19.87%
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	1,859,776	8.78%
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	1,814,187	8.57%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis, MO 63103-2523	1,372,624	6.48%
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	1,075,034	5.08%
National Tax-Free Money Market Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	48,246,435	28.48%
National Tax-Free Money Market Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	14,064,436	11.13%
Thomas W Albrecht & Ellen O Albrect JTWROS 1 S. Dearborn Street #24E Sidley Austin Chicago, IL 60603-2323	7,065,943	5.59%
Gargy R Kramer & Lida Kramer JTWROS 5519 Ashleigh Road Fairfax, VA 22030-7246	7,046,888	5.58%
National Tax-Free Money Market Fund Administrator Class
Edwin J. Clark 22 Harbor View Dr. Sugar Land, TX 77479-5851	18,877,658	13.98%
Andrew S Rosen Sheri L Rosen POA Kainos Capital 2100 McKinney Avenue Suite 1600 Dallas, TX 75201-2171	17,396,728	12.89%
Alfred Mallard & Alfred Mallard JTWROS 404 N High Street Apt N Mount Vernon, NY 10552-3124	7,436,882	5.51%
National Tax-Free Money Market Fund Premier Class
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	148,246,435	76.14%
Wells Fargo Bank NA Attn Cash Sweep Dept 550 S 4th Street Minneapolis, MN 55415-1529	27,272,242	14.01%
Wells Fargo Bank NA Wildrick Robert Rev Trust Agency PO Box 1533 Minneapolis, MN 55480-1533	10,000,000	5.14%
National Tax-Free Money Market Fund Service Class
Wells Fargo Bank NA Attn Cash Sweep Dept 550 S 4th Street Minneapolis, MN 55415-1529	39,968,518	62.07%
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	4,176,816	6.49%
Kevin W Hanley 3360 2nd St Boulder, CO 80304-2153	3,566,945	5.54%
Treasury Plus Money Market Fund Class A
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Freemont, CA 94538-2210	689,082,998	44.98%
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Freemont, CA 94538-2210	671,560,888	43.84%
Hare & Co. Attn Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057-1382	109,267,453	7.13%
Treasury Plus Money Market Fund Administrator Class
Wells Fargo Securities Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	81,332,270	90.62%
Santa Catalina School Attn: Julie Lambert 1500 Mark Thomas Dr Monterey, CA 93940-5291	4,641,380	5.17%
Treasury Plus Money Market Fund Institutional Class
Wells Fargo Bank Attn Cash Sweep Dept 550 S 4th Street Minneapolis, MN 55415-1529	3,763,957,495	30.43%
Wells Fargo Bank Account for the Exclusive Benefit of Customers Attn: Money Funds 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,727,096,511	13.96%
Wells Fargo Bank Sweep Dept Operations MAC Mail: A0246-029 3440 Walnut Avenue Building A Fremont, CA 94538-2210	1,304,447,156	10.55%
AT&T Inc Attn: Angela Farrell-Cantu 208 S Akard Dallas, TX 75202-4206	1,000,000,000	8.09%
Wells Fargo Bank Sweep Dept Operations MAC Mail: A0246-029 3440 Walnut Avenue Building A Fremont, CA 94538-2210	918,505,386	7.43%
Hare & Co. Attn Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057-1382	890,886,065	7.20%
Treasury Plus Money Market Fund Service Class
Wells Fargo Bank Attn: Cash Sweep Dept 550 S 4th Street Minneapolis, MN 55415-1529	664,759,752	43.56%
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Freemont, CA 94538-2210	360,521,549	23.63%
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Freemont, CA 94538-2210	321,445,461	21.07%
Band & Co. c/o US Bank Attn: Willy Bloom PO Box 1787 Milwaukee, WI 53201-1787	106,070,074	6.95%
Treasury Plus Money Market Fund Sweep Class
Wells Fargo Funds Seeding Account C/O Wells Fargo Investmetns Group Inc MAC #A0103-091 525 Market Street 9th Floor San Francisco, CA 94105-2708	100,028	100.00%
100% Treasury Money Market Fund Class A
Wells Fargo Clearing Services LLC Money Market Omnibus Account One North Jefferson Saint Louis, MO 63103-2205	151,036,252	48.39%
Wells Fargo Cleaing Services LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	77,277,260	24.73%
Wells Fargo Service Company FBO Sweep Funds Retail Sweep Operations 3401 N 4th Avenue Sioux Falls, SD 57104-0783	70,879,996	22.71%
100% Treasury Money Market Fund Administrator Class
Wells Fargo Bank Attn Cash Sweep Dept 550 S 4th Street Minneapolis, MN 55415-1529	540,387,749	51.33%
Murphy Sabah Oil Co Ltd Attn Treasury Department 300 E Peach Street El Dorado, AR 71730	99,231,036	9.43%
Wells Fargo Bank Account for the Exclusive Benefit of Customers Attn: Money Funds Mail Code: D1109-010 1525 W WT Harris Blvd Charlotte, NC 28262-8522	69,964,014	6.65%
Wells Fargo Clearing Services Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	61,758,172	5.87%
Nevada System of Higher Education Operating Account Attn: Jamie Hullman 2601 Enterprise Rd Reno, NV 89512-1666	54,274,094	5.16%
100% Treasury Money Market Fund Institutional Class
Wells Fargo Bank Attn Cash Sweep Dept 550 S 4th Street Minneapolis, MN 55415-1529	1,648,404,405	36.79%
Wells Fargo Bank Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	1,589,389,156	35.48%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	468,691,373	10.46%
SLP IC LLC Attn Treasury Dept 4040 W Boy Scout Blvd Tampa, FL 33607-5750	250,477,679	5.59%
Wells Fargo Securities Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	238,485,005	5.32%
100% Treasury Money Market Fund Service Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9310-130 550 S 4th Street Minneapolis, MN 55415-1529	1,686,894,044	59.86%
Wells Fargo Bank Sweep Dept Operations MAC Mail: A0246-029 3440 Walnut Avenue Bldg A Fremont, CA 94538-2210	613,160,515	21.76%
Wells Fargo Bank Sweep Dept Operations MAC Mail: A0246-029 3440 Walnut Avenue Bldg A Fremont, CA 94538-2210	203,271,213	7.21%
Wells Fargo Bank Account for The Exclusive Benefit of Customers Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262-8522	172,100,087	6.11%
100% Treasury Money Market Fund Sweep Class
Wells Fargo Clearing Services LLC Money Market Omnibus Account One North Jefferson Saint Louis, MO 63103-2205	475,773,098	100.00%

MUNICIPAL INCOME FUNDS: California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, High Yield Municipal Bond Fund, Intermediate Tax/AMT Fund, Municipal Bond Fund, North Carolina Tax-Free Fund, Pennsylvania Tax-Free Fund, Short-Term Municipal Bond Fund, Strategic Municipal Bond Fund, Ultra Short-Term Municipal Income Fund, Wisconsin Tax-Free Fund

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
California Limited-Term Tax-Free Fund Fund Level
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	17,278,879	25.84%
California Limited-Term Tax-Free Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	7,854,294	56.83%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	2,037,494	14.74%
MLPF&S for the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, Fl 32246-6484	1,286,972	9.31%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	972,727	7.04%
California Limited-Term Tax-Free Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,336,114	74.00%
MLPF & S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246-6484	258,027	8.17%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	246,379	7.80%
California Limited-Term Tax-Free Fund Administrator Class
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	7,189,079	47.15%
Charles Schwab & Co Inc Special Custody Account FBO 211 Main Street San Francisco, CA 94105-1905	4,157,825	27.27%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,338,590	8.78%
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	1,248,963	8.19%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	772,967	5.07%
California Limited-Term Tax-Free Fund Institutional Class
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	17,278,879	49.89%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	6,639,023	19.17%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	2,751,700	7.95%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	2,440,856	7.05%
MLPF&S For The Sole Benefit Of its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	1,979,111	5.71%
California Tax-Free Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	22,746,782	25.65
California Tax-Free Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	22,746,782	57.07%
California Tax-Free Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	3,516,489	73.72%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	466,989	9.79%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	312,627	6.55%
California Tax-Free Fund Administrator Class
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	11,650,058	64.16%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	2,112,561	11.63%
Charles Schwab & Co Inc Special Custody Account FBO 211 Main Street San Francisco, CA 94105-1905	1,923,479	10.59%
California Tax-Free Fund Institutional Class
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	11,740,286	45.35%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	6,705,797	25.90%
Attn: Mutual Fund Admin C/O Union Bank ID 797 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,413,155	5.46%
Colorado Tax-Free Fund Fund Level
Wells Fargo Bank NA FBO Colorado Tax Free Fund I Attn: Mutual Fund OPS PO Box 1533 Minneapolis, MN 55480-1533	2,733,153	30.09%
Colorado Tax-Free Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,660,933	51.04%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	373,791	11.49%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	330,066	10.14%
Colorado Tax-Free Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	586,931	79.29%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	46,064	6.22%
Colorado Tax-Free Fund Administrator Class
Wells Fargo Bank, NA FBO Colorado Tax Free Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	2,733,153	67.01%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	292,048	7.16%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	234,735	5.75%
Colorado Tax-Free Fund Institutional Class
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	762,548	75.50%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	174,455	17.27%
High Yield Municipal Bond Fund Fund Level
BNYM Is Trust CO FBO Wrap Clie Mailstop: 19k-0105 760 Moore Rd King of Prussia, PA 19406-1212	3,311,494	27.32%
High Yield Municipal Bond Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	852,932	43.52%
National Financial Service LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	416,588	21.26%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	139,233	7.10%
High Yield Municipal Bond Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	442,138	52.73%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	130,680	15.59%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	71,091	8.48%
MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	44,732	5.33%
High Yield Municipal Bond Fund Administrator Class
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,137,984	51.58%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	535,922	24.29%
Wentz Family Limited Partnership 220 Mesa Ct Salida, CO 81201-1755	334,886	15.18%
High Yield Municipal Bond Fund Institutional Class
BNYM Is Trust Co FBO Wrap Clients 760 Moore Rd King of Prussia, PA 19406-1212	3,311,494	46.53%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	968,941	13.62%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	968,761	13.61%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr Scan Diego, CA 92121-3091	460,854	6.48%
Intermediate Tax/AMT-Free Fund Class A
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	8,981,044	28.63%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	6,846,529	21.82%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	4,484,795	14.30%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	1,628,636	5.19%
Intermediate Tax/AMT-Free Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,168,106	30.19%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	632,376	16.35%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	463,218	11.97%
Raymond James Omnibus For Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	331,287	8.56%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	317,931	8.22%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	282,113	7.29%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	280,330	7.25%
Intermediate Tax/AMT-Free Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	19,345,763	71.53%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	3,429,855	12.68%
Intermediate Tax/AMT-Free Fund Institutional Class
Wells Fargo Banks NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	40,650,339	25.66%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	30,410,801	19.19%
Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	24,282,465	15.33%
Saxon & CO PO Box 7780-1888 Philadelphia, PA 19182-0001	9,031,427	5.70%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	8,931,349	5.64%
Minnesota Tax-Free Fund Fund Level
Charles Schwab & Co Inc Special Custody Account 211 Main Street San Francisco, CA 94105-1905	4,303,037	27.26%
Minnesota Tax-Free Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,430,103	74.81%
Minnesota Tax-Free Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	549,385	61.65%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	120,637	13.54%
American Enterprise Investment Svc. 707 2nd Ave South Minneapolis, MN 55402-2405	110,910	12.45%
Minnesota Tax-Free Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	4,303,037	45.24%
Wells Fargo Bank, NA FBO Minnesota Tax Free I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	2,896,582	30.45%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th floor 499 Washington Blvd Jersey City, NJ 07310-2010	870,715	9.15%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	505,245	5.31%
Minnesota Tax-Free Fund Institutional Class
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	698,979	32.74%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	521,415	24.43%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	341,931	16.02%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	403,323	18.89%
Municipal Bond Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	25,914,481	21.38%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th floor 499 Washington Blvd Jersey City, NJ 07310-2010	14,675,757	12.11%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	9,132,637	7.54%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	6,759,029	5.58%
Municipal Bond Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	5,238,230	36.19%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	2,303,674	15.92%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	1,721,181	11.89%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	1,389,306	9.60%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	937,612	6.48%
Municipal Bond Fund Administrator Class
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	5,576,400	52.72%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	845,215	7.99%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	904,197	8.55%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	679,473	6.42%
Municipal Bond Fund Institutional Class
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	22,051,238	19.78%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	19,603,437	17.58%
Saxon & CO PO Box 7780 Philadelphia, PA 19182-0001	11,573,481	10.38%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	10,830,776	9.71%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	7,946,101	7.13%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	7,171,274	6.43%
MLPF&S for the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, Fl 32246-6484	5,651,284	5.07%
North Carolina Tax-Free Fund Fund Level
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	2,235,945	30.35%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,849,348	25.10
North Carolina Tax-Free Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,849,348	61.35%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	339,317	11.26%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	255,739	8.48%
North Carolina Tax-Free Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	349,429	72.13%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	41,443	8.55%
North Carolina Tax-Free Fund Institutional Class
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	2,235,945	57.81%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	474,733	12.27%
Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	274,495	7.10%
Pennsylvania Tax-Free Fund Fund Level
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	4,118,934	29.27%
Pennsylvania Tax-Free Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,856,856	47.81%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	264,694	6.82%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	219,035	5.64%
Pennsylvania Tax-Free Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	904,824	64.56%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	92,921	6.63%
Pennsylvania Tax-Free Fund Institutional Class
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	4,118,934	46.87%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	730,043	8.31%
Wells Fargo Bank NA FBO Omnibus Account Cash/Reinv PO Box 1533 Minneapolis, MN 55480-1533	658,253	7.49%
C/O PA Trust Company SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	636,227	7.24%
Andrew C. Dunn TOD Bene on File Subject to BFDS Rules 4812 Church Rd Doylestown, PA 18902-1823	468,128	5.33%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	449,990	5.12%
Short-Term Municipal Bond Fund Class A
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	46,164,987	28.12%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	41,567,157	25.31%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	28,052,123	17.08%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	12,282,338	7.48%
Short-Term Municipal Bond Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,579,229	40.61%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	763,444	12.02%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	603,885	9.51%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	526,638	8.29%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	525,665	8.28%
Short-Term Municipal Bond Fund Administrator Class
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	3,472,160	50.07%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	1,196,422	17.25%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	1,187,467	17.12%
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	441,381	6.36%
Short-Term Municipal Bond Fund Institutional Class
Edward D Jones & Co For the Benefit of customers 12555 Manchester Road Saint Louis, MO 63131-3729	79,619,330	23.03%
Wells Fargo Bank NA, Custodian FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	58,853,104	17.03%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	34,084,617	9.86%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	32,418,458	9.38%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	26,507,480	7.67%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	24,862,449	7.19%
Saxon & Co PO Box 7780-1888 Philadelphia, PA 19182-0001	18,049,551	5.22%
Strategic Municipal Bond Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	28,080,983	45.84%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	4,914,016	8.02%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	4,805,478	7.84%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	4,144,047	6.77%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	3,361,738	5.49%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	3,231,044	5.27%
Strategic Municipal Bond Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	6,806,771	44.33%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	1,875,333	12.21%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,695,129	11.04%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	1,279,673	8.33%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	916,835	5.97%
Strategic Municipal Bond Fund Administrator Class
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 5th FL 499 Washington Blvd Jersey City, NJ 07310-2010	8,022,997	36.72%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	4,407,510	20.17%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	3,312,305	15.16%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,813,621	12.88%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	1,195,273	5.47%
Strategic Municipal Bond Fund Institutional Class
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	19,954,318	17.31%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	17,659,525	15.32%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	17,524,749	15.21%
MLPF&S For Sole Benefit Of its Customers Attn: Fund Administration 4800 Deerlake Dr E 2nd Fl Jacksonville, Fl 32246-6484	13,739,084	11.92%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	12,022,938	10.43%
Ultra Short-Term Municipal Income Fund Fund Level
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	99,580,158	33.89%
Ultra Short-Term Municipal Income Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	31,551,493	31.17%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	18,361,259	18.14%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	12,264,595	12.11%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	10,674,618	10.54%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6,405,483	6.33%
Ultra Short-Term Municipal Income Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,223,669	48.67%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	395,537	15.73%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	280,109	11.14%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	215,827	8.58%
Ultra Short-Term Municipal Income Fund Administrator Class
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	199,580,158	97.89%
Ultra Short-Term Municipal Income Fund Institutional Class
Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	109,384,478	38.89%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	55,529,876	19.74%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	35,989,779	12.80%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	15,465,963	5.50%
Wisconsin Tax-Free Fund Class A
James C Schneck TTEE James C Schneck Revocable Trust 5454 Pierce Drive Manitowoc, WI 54220-8729	1,405,039	11.59%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	1,076,729	8.88%
Charles Schwab & Co., Inc. Special Custody Account For Exclusive Benefit The Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	1,057,558	8.73%
National Financial Services Corp. For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	765,564	6.32%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	745,197	6.15%
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	744,897	6.15%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	741,541	6.12%
Wisconsin Tax-Free Fund Class C
American Enterprise Investment Services 707 2nd Ave., South Minneapolis, MN 55402-2405	289,746	33.22%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	168,921	19.37%
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	121,548	13.93%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, Fl 33716-1100	67,278	7.71%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	60,839	6.97%
Wisconsin Tax-Free Fund Institutional Class
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	795,149	63.31%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	235,408	18.74%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	99,230	7.90%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	69,449	5.53%

SMALL, MID, ALL CAP STOCK FUNDS: C&B Mid Cap Value Fund, Common Stock Fund, Discovery Fund, Enterprise Fund, Opportunity Fund, Special Mid Cap Value Fund
Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
C&B Mid Cap Value Fund Class A
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	873,625	26.07%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	807,361	24.09%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	320,997	9.58%
Vanguard Fiduciary Trust Company Attn: Outside FUnds PO Box 2600 Valley Forge, PA 19482-2600	276,237	8.24%
C&B Mid Cap Value Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	88,75	33.84%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0222	40,564	15.47%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	32,263	12.30%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	29,446	11.23%
C&B Mid Cap Value Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	85,380	31.88%
McWood & Co PO Box 29522 Raleigh, NC 27626-0522	75,226	28.09%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	30,517	11.40%
Wells Fargo Bank FBO Omnibus Account For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	26,954	10.07%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	18,694	6.98%
C&B Mid Cap Value Fund Institutional Class
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	1,798,151	47.67%
Nationwide Trust Company FSB FBO Participating Retirement Plans NTC Plans c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	740,549	19.63%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	296,965	7.87%
Common Stock Fund Class A
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	2,768,774	6.91%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	2,607,073	6.50%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	2,236,309	5.58%
Common Stock Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	348,062	32.32%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	224,816	20.88%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	187,017	17.37%
Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Financial Data Services Attn: Service Team 4800 Deer Lake Dr. E, Floor 3 Jacksonville, FL 32246-6484	57,248	5.32%
Common Stock Fund Administrator Class
Attn NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High St Des Moines, IA 50392-0001	65,519	20.04%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	39,148	11.97%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	29,086	8.90%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	26,422	8.08%
Great West Trust Company LLC Trust/Retirement Plans 8515 E Orchard Road Greenwood Village, CO 80111-5002	23,572	7.21%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept, 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	21,067	6.44%
Common Stock Fund Institutional Class
Vanguard Fiduciary Trust Company Attn: Outside Funds PO Box 2600 Valley Forge, PA 19482-2600	2,668,071	36.87%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	2,247,567	31.06%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	532,312	7.36%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	399,310	5.52%
Common Stock Fund Class R6
NFS, LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	995,199	21.01%
T Rowe Price Retirement Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills, MD 21117-4903	3,343,722	7.59%
Discovery Fund Class A
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	4,013,250	23.44%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	1,178,604	6.89%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	915,487	5.35%
Discovery Fund Class C
Wells Fargo Clearing Service LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	331,865	25.74%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	204,593	15.87%
MLPF&S For the Sole Benefit of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive E., 3rd Floor Jacksonville, FL 32246-6484	161,444	12.52%
UBS WM USA Omni Account M/F Special Custody Account for Exclusive Benefit of Customer 1000 Harbor Blvd Weehawken, NJ 07086-6761	129,788	10.07%
Raymond James Omnibus for Mutual Funds House Account Firm Attn Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	89,628	6.95%
American Enterprise Investments Svc 707 2nd Ave South Minneapolis, MN 55402-2405	82,185	6.38%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	73,522	5.70%
Discovery Fund Administrator Class
c/o IPO Portfolio Accounting Nationwide Life Insurance Co DCVA PO Box 182029 Columbus, OH 43218-2029	2,342,237	24.86%
c/o IPO Portfolio Accounting Nationwide Life Insurance Company NACO PO Box 182029 Columbus, OH 43218-2029	2,140,482	22.72%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,083,634	11.50%
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	509,582	5.41%
Discovery Fund Institutional Class
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	9,754,077	30.67%
MAC & Co A/C P.O. Box 3198 525 William Penn Pl Pittsburgh, PA 15230-3198	3,471,303	10.91%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	2,580,549	8.11%
T Rowe Price Retirement Services Inc FBO Retirement Plan Clients 4515 Pinters Mill Rd Owings Mills, MD 21117-4903	2,128,128	6.69%
Vanguard Fiduciary Trust Company PO Box 2600 Attn Outside Funds Unit Valley Forge, PA 19482-2600	2,055,319	6.46%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	1,831,771	5.76%
Northern Trust Company as Trustee PO Box 92994 Chicago, IL 60675-2994	1,797,681	5.65%
Discovery Fund Class R6
NFS, LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	5,366,746	62.63%
Great West Trust Company LLC TTEE FBO Republic National 401(k) Plan 8515 E Orchard Road Greenwood Village, CO 80111-5002	493,757	5.76%
Enterprise Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	956,367	7.74%
Enterprise Fund Class C
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	89,262	43.26%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	66,348	32.15%
Enterprise Fund Administrator Class
Nationwide Trust Company FSB FBO Participating Retirement Plans NTC-Plans c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	16,664	22.82%
John Hancock Trust Company, LLC 690 Canton Street, Suite 100 Westwood, MA 02090-2324	15,619	21.39%
Charles Schwab & Co Inc Special Custody Account FBO 211 Main Street San Francisco, CA 94105-1905	12,311	16.86%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	7,612	10.42%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	6,353	8.70%
Enterprise Fund Institutional Class
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	383,874	35.30%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	208,301	19.16%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	128,541	11.82%
Ascensus Trust Company FBOThe Instrumentarium Savings Investment PO Box 10758 Fargo, ND 58106-0758	112,378	10.34%
Enterprise Fund Class R6
John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090-2324	628,876	92.88%
Opportunity Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	6,723,388	20.38%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	2,353,525	7.13%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	2,279,787	6.91%
Opportunity Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	402,782	50.66%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	55,510	6.98%
Charles Schwab & Co Inc Special Custody Account FBO 211 Main Street San Francisco, CA 94105-1905	46,908	5.90%
Opportunity Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account FBO 211 Main Street San Francisco, CA 94105-1905	526,871	10.80%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	317,556	6.51%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	248,309	5.09%
Opportunity Fund Institutional Class
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	120,731	20.20%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	104,919	17.55%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	67,354	11.27%
John Hancock Trust Company, LLC 690 Canton Street, Suite 100 Westwood, MA 02090-2324	57,597	9.64%
Morgan Stanley Smith Barney Harborside Fianncial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	55,334	9.26%
MLPF&S For the Sole Benefit of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive E., 2nd Floor Jacksonville, FL 32246-6484	51,497	8.62%
Taynik & Co. C/O Investors Bank & Trust Co. Attn Mutual Fund Processing 200 Clarendon Street FPG 90 Boston, MA 02116-5021	42,456	7.10%
Raymond James Omnibus For Mutual Funds House Acct Firm Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	41,129	6.88%
Special Mid Cap Value Fund Class A
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	5,970,464	20.50%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	2,965,733	10.18%
Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	1,913,919	6.57%
Special Mid Cap Value Fund Class C
Wells Fargo Clearing Service LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,216,910	23.23%
Raymond James Omnibus for Mutual Funds House Acct Attn Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	1,027,118	19.60%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	700,149	13.36%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	679,604	12.97%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	293,715	5.61%
MLPF&S For the Sole Benefit of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive E., 3rd Floor Jacksonville, FL 32246-6484	263,321	5.03%
Special Mid Cap Value Fund Administrator Class
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	19,896,179	68.07%
Charles Schwab & Co Inc Special Custody Account FBO 211 Main Street San Francisco, CA 94105-1905	1,830,401	6.26%
Special Mid Cap Value Fund Institutional Class
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	18,239,875	16.86%
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis, MO 63103-2523	17,970,341	16.61%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	15,027,032	13.89%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	11,394,088	10.53%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	5,528,676	5.11%
Special Mid Cap Value Fund Class R
State Street Bank & Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	87,356	33.63%
The Hartford 1 Hartford Plaza Hartford, CT 06155-0001	82,453	31.74%
Reliance Trust Co Custodian FBO MassMutual Omnibus PLL/SMF PO Box 48529 Atlanta, GA 30362-1529	17,780	6.85%
Attn: NPIO Trade Desk FBO various Retirement Plans Omnibus 711 High St Des Moines, IA 50392-0001	15,839	6.10%
Special Mid Cap Value Fund Class R6
NFS, LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	4,596,673	22.56%
Saxon & Co VI Omnibuys Accout Vica PO Box 7780-1888 Philadelphia, PA 19182-0001	1,423,981	6.99%
Attn: NPIO Trade Desk FBO various Retirement Plans Omnibus 711 High St Des Moines, IA 50392-0001	1,362,051	6.68%

SMALL TO MID CAP STOCK FUNDS: Intrinsic Small Cap Value Fund, Small Cap Core Fund, Small Cap Opportunities Fund, Small Cap Value Fund, Special Small Cap Value Fund, Traditional Small Cap GrowthFund
Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
Intrinsic Small Cap Value Fund Class A
National Financial Services LLC for Exclusive Benefit of Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	210,750	12.02%
Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	173,317	9.89%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	115,657	6.60%
Intrinsic Small Cap Value Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	25,585	89.97%
Intrinsic Small Cap Value Fund Administrator Class
Wells Fargo Bank NA FBO Omnibus Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	86,518	66.29%
Massachusetts Mutual Insurance Co 1295 State Street Springfield, MA 01111-0001	15,849	12.14%
Wells Fargo Bank NA FBO Omnibus Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	9,179	7.03%
Intrinsic Small Cap Value Fund Institutional Class
Wells Fargo Bank NA FBO Emma Eccles Jones Fund PO Box 1533 Minneapolis, MN 55480-1533	273,682	29.06%
Wells Fargo Bank NA FBO Treadwell Nora Eccles Charitable T PO Box 1533 Minneapolis, MN 55480-1533	135,196	14.35%
American Enterprise Investment Service 707 2nd Ave South Minneapolis, MN 55402-2405	103,991	11.04%
MLPF&S for the Sole Benefit of Its Customers Attn Mutual Fund Administration 4800 Deer Lake Drive E Fl 3 Jacksonville, FL 32246-6484	83,437	8.86%
Wells Fargo Bank NA FBO Emma Eccles Jones Endowment Fund PO Box 1533 Minneapolis, MN 55480-1533	60,284	6.40%
Wells Fargo Bank NA FBO Benning Endowment Fund PO Box 1533 Minneapolis, MN 55480-1533	49,571	5.26%
Small Cap Core Fund Fund Level
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	2,664,964	69.55%
Small Cap Core Fund Class A
Wells Fargo Clearing Services LlC Special Custody Account for the Exclusive Benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	7,625	21.06%
Wells Fargo Funds Seeding Accoutn C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market Street 9th Floor San Francisco, CA 94105-2708	6,029	16.65%
Wells Fargo Bank NA Cust Roth contribution IRA Kenneth W Hennon 7919 Bell Drive Knoxville, TN 37938-2604	4,811	13.29%
Thomas J Steffen Molly S Steffen JTWROS Thomas J Steffen POA 20760 Tennyson Drive Brookfield, WI 53045-4027	4,323	11.94%
American Enterprise Investment Service 707 2nd Ave South Minneapolis, MN 55402-2405	3,201	8.84%
Small Cap Core Fund Class C
Wells Fargo Clearing Services LlC Special Custody Account for the Exclusive Benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	8,971	44.02%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market Street 9th Floor San Francisco, CA 94105-2708	6,024	29.57%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	3,629	17.81%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	1,563	7.67%
Small Cap Core Fund Administrator Class
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market Street 9th Floor San Francisco, CA 94105-2708	6,029	90.43%
Stifel Nicolaus Custodian for H Calvin Pottberg IRA Fundamentals-Mutual Fund/ETF 1257 Miller Drive Junctin City, KS 66441-3311	526	7.89%
Small Cap Core Fund Institutional Class
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	2,664,964	70.83%
Wells Fargo Clearing Services LLC Special Custody Accoutn for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	556,828	14.80%
Small Cap Core Fund Class R6
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market Street 9th Floor San Francisco, CA 94105-2708	6,030	100.00%
Small Cap Opportunities Fund Fund Level
Wells Fargo Bank, NA Omnibus Acct. For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	6,876,810	58.55%
Small Cap Opportunities Fund Administrator Class
Wells Fargo Bank, NA Omnibus Acct. For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	6,876,810	76.10%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	557,308	6.17%
Small Cap Opportunities Fund Institutional Class
National Financial Services LLC for Exclusive Benefit of Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	1,198,550	45.37%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	723,295	27.38%
Great-West Trust Company LLC TTE Recordkeepign for Large Benefit Pl 8525 E Orchard Road Greenwood VLG, CO 80111-5002	294,457	11.15%
Small Cap Opportunities Fund Class R6
TD Ameritrade Trust Company House PO Box 17748 Denver, CO 80217-0748	63,432	96.72%
Small Cap Value Fund Class A
National Financial Services LLC for Exclusive Benefit of Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	4,765,872	18.80%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	1,754,816	6.92%
Small Cap Value Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	482,065	21.59%
American Enterprise Investment Service 707 2nd Ave South Minneapolis, MN 55402-2405	332,492	14.89%
National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	250,260	11.21%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Fl Jersey City, NJ 07311	212,506	9.52%
Raymond James Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	194,358	8.71%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	181,681	8.14%
Merrill Lynch Pierce Fenner & Smith, Inc. Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr, E, Floor 3 Jacksonville, FL 32246-6484	127,348	5.70%
Small Cap Value Fund Administrator Class
National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	123,835	20.67%
MLPF & S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr. E, 3rd Floor Jacksonville, FL 32246-6484	89,209	14.89%
Charles Schwab & Co Inc Special Custody Account Exclusive FBO The Customers 211 Main Street San Francisco, CA 94105-1905	82,541	13.77%
Massachusetts Mutual Insurance Co 1295 State Street Springfield, MA 01111-0001	73,978	12.35%
Small Cap Value Fund Institutional Class
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	681,360	25.17%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	480,628	17.75%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept, 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	427,243	15.78%
Vanguard Fiduciary Trust Company Attn: Outside Funds PO Box 2600 Valley Forge, PA 19482-2600	303,369	11.20%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	262,394	9.69%
Small Cap Value Fund Class R6
NFS LLC FEBO FIIOC As Agent for Qualified Employee Benefit Plans 401K Finops-IC Funds 100 Magellan Way Covington, KY 41015-1987	1,105,569	24.26%
Wells Fargo WealthBuilder WealthBuilder Tactical Equity Port 525 Market Street FL 12 San Francisco, CA 94105-2720	993,389	21.79%
Wells Fargo WealthBuilder WealthBuilder Growth Bal Port 525 Market Street FL 12 San Francisco, CA 94105-2720	966,279	21.20%
Wells Fargo WealthBuilder WealthBuilder Growth Alloc Port 525 Market Street FL 12 San Francisco, CA 94105-2720	600,926	13.18%
Wells Fargo WealthBuilder WealthBuilder Mod Balanced Port 525 Market Street Fl 12 San Francisco, CA 94105-2720	518,090	11.37%
Special Small Cap Value Fund Class A
VOYA Retirement Insurance and Annuity Company ATTN: VOYA Fund Operations 1 Orange Way Windsor, CT 06095-4774	3,931,453	22.88%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,549,574	14.84%
National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	2,478,369	14.43%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd Floor Jacksonville, FL 32246-6484	1,096,573	6.38%
Charles Schwab & Co Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Acct 211 Main Street San Francisco, CA 94105-1905	1,024,216	5.96%
Special Small Cap Value Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	488,912	26.57%
National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	224,221	12.19%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	213,992	11.63%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	147,546	8.02%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	126,001	6.85%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	119,393	6.49%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	97,414	5.29%
Special Small Cap Value Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Acct 211 Main Street San Francisco, CA 94105-1905	1,722,863	29.13%
National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,665,706	28.17%
Special Small Cap Value Fund Institutional Class
National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	6,042,478	21.36%
MLPF&S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	5,315,707	18.79%
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	2,356,853	8.33%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	1,772,763	6.27%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,533,563	5.42%
Special Small Cap Value Fund Class R
Massachusetts Mutal Insurance Co 1295 State Street Springfield, MA 01111-0001	23,493	40.30%
The Hartford 1 Hartford Plaza Hartford, CT 06155-0001	18,78	32.23%
State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	9,196	15.78%
FIIOC FBO Advanced Biomedical Laboratories 100 Magellan Way Covington, KY 41015-1987	3,661	6.28%
Special Small Cap Value Fund Class R6
NFS LLC Febo Fiooc As Agent for Qualified Employee Benefit 10 Magellan Way #KW1C Convington, KY 41015-1987	2,136,893	35.41%
Great-West Trust Compnay LLC TTEE Cadence Design Systems Inc 8515 E Orchard Rd Greenwood Village, CO 80111-5002	960,382	15.92%
T Rowe Price Retirement Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills, MD 21117-4903	672,671	11.15%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	487,692	8.08%
State Street Bank and Trust Company As Cust for MML FBO It's Clients 1200 Crown Colony Drive Quincy, MA 02169-0938	329,943	5.47%
Traditional Small Cap Growth Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,743,555	44.31%
Traditional Small Cap Growth Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,743,555	48.37%
Traditional Small Cap Growth Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	11,148	62.47%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2708	1,513	8.48%
MLPF&S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	1,398	7.84%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,303	7.31%
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	1,097	6.15%
Wells Fargo Bank NA Cust for the Simple IRA of Christopher A Rimbos 6402 Pinecrest Drive Burr Ridge, IL 60527-4802	897	5.03%
Traditional Small Cap Growth Fund Administrator Class
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	3,137	37.38%
Janney Montgomery Scott LLC Bill Ray Nickels IRA 1717 Arch Street Philadelphia, PA 19103-2841	1,560	18.59%
National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	1,456	17.36%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Group Inc MAC #A0103-091 525 Market Street 9th Floor San Francisco, CA 94105-2708	1,337	15.93%
MLPF&S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	485	5.79%
Traditional Small Cap Growth Fund Institutional Class
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	138,758	28.12%
Wells Fargo Bank, NA FBO Omnibus Account Reinv/Reinv PO Box 1533 Minneapolis, MN 55480-1533	113,268	22.95%
Wells Fargo Bank FBO 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	43,83	8.88%
National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	25,098	5.09%
American Enterprise Investment Services 707 2nd Ave S Minneapolis, MN 55402-2405	28,646	5.81%

SPECIALTY FUNDS: Precious Metals Fund, Specialized Technology Fund, Utility and Telecommunications Fund
Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
Precious Metals Fund Class A
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,935,879	29.51%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	511,570	7.80%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	472,438	7.20%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	440,469	6.71%
Precious Metals Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	318,862	24.00%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	182,961	13.77%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	165,583	12.46%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	122,441	9.22%
Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	105,609	7.95%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	84,494	6.36%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd. Weehawken, NJ 07086-6761	76,376	5.75%
Precious Metals Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 211 Main St. San Francisco, CA 94105-1905	211,603	52.42%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	53,481	13.25%
PIMS/Prudential Retirement As Nominee for the Trustee Palo Alto Research Center 3333 Coyote Hill Rd. Palo Alto, CA 94304-1314	31,619	7.83%
Precious Metals Fund Institutional Class
UBS WM USA OMNI Account M/F Special Custody Account EBOC 1000 Harbor Blvd Weehawken, NJ 07086-6761	420,585	16.88%
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	258,014	10.36%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	239,373	9.61%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	207,242	8.32%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246-6484	149,922	6.02%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	144,433	5.80%
Specialized Technology Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	3,064,243	12.75%
Charles Schwab & Co Inc Special Custody Account FBO Exclusively FBO the Customers 211 Main St. San Francisco, CA 94105-1905	2,974,620	12.38%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	1,218,399	5.07%
Specialized Technology Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	545,797	40.08%
American Enterprise Investment Services 707 2nd Ave S Minneapolis, MN 55402-2405	134,750	9.90%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	122,067	8.96%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd. Weehawken, NJ 07086-6761	88,033	6.46%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	73,680	5.41%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	69,483	5.10%
Specialized Technology Fund Administrator Class
Great West Trust Co. As Trustee VIASAT, INC. 401(K) Profit Sharing 8515 E Orchard Rd Greenwich Village, CO 80111-5002	1,785,720	46.10%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	789,232	20.37%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	511,122	13.20%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd. Jersey City, NJ 07310-1995	377,544	9.75%
Specialized Technology Fund Institutional Class
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	1,148,642	68.43%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	352,645	21.01%
Utility and Telecommunications Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,814,972	18.50%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	1,110,452	7.30%
Utility and Telecommuniciations Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	849,564	35.67%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	443,437	18.62%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd. Weehawken, NJ 07086-6761	215,108	9.03%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	143,879	6.04%
Utility and Telecommuniciations Fund Administrator Class
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	98,990	41.92%
Wells Fargo Bank FBO Various Retirment Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	27,739	11.75%
Janney Montgomery Scott LLC Elizabeth A White-TTEE 1717 Arch Street Philadelphia, PA 19103-2713	27,678	11.72%
Charles Schwab & Co Inc Special Custody Account FBO Exclusively FBO the Customers 211 Main St. San Francisco, CA 94105-1905	17,245	7.30%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	12,540	5.31%
Utility and Telecommuniciations Fund Institutional Class
American Enterprise Investment 707 2nd Ave S Minneapolis, MN 55402-2405	241,816	19.80%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	227,125	18.60%
TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	184,486	15.11%
MLPF&S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	95,804	7.85%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	91,984	7.53%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd. Jersey City, NJ 07310-1995	71,913	5.89%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd. Weehawken, NJ 07086-6761	63,460	5.20%

TARGET DATE FUNDS: Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Target 2060 Fund

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
Target Today Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	747,294	14.55%
Massachusetts Mutual Insurane Co 1295 State St #C105 Springield, MA 01111-0001	515,224	10.03%
PIMS/Prudential Retirement As Nominee For The TTEE/CUST Money Purchase Pension Plan Of 300 Singleton Ridge Rd. PO Box 829 Conway, SC 29526-9142	265,494	5.17%
Target Today Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	209,398	84.95%
Target Today Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,604,729	48.18%
Wells Fargo Bank, NA Omnibus Acct. For Various Ret Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	1,069,479	32.11%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	167,440	5.03%
Target Today Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,548	84.27%
Matrix Trust Company Cust FBO Employee Prophet Retirement Account 717 17th St. Ste 1300 Denver, CO 80202-3304	475	15.73%
Target Today Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	1,411,178	66.94%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K 100 Magellan Way Covington, KY 41015-1987	372,405	17.66%
Massachusetts Mutual Insurance Co 1295 State St. Springfield, MA 01111-0001	199,249	9.45%
Target Today Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522	2,898,977	51.71%
NFS LLC FEBO State Street Bank Trust Co. TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrison, NY 10528-2418	634,452	11.32%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	449,462	8.02%
Target 2010 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	1,058,067	23.49%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	869,775	19.31%
Target 2010 Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	88,934	66.85%
LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	9,909	7.45%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	9,332	7.01%
Target 2010 Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,614,149	48.29%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	936,212	28.01%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	173,228	5.18%
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	170,150	5.09%
Target 2010 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,201	100.00%
Target 2010 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	2,139,511	85.67%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	209,459	8.39%
Target 2010 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	2,898,883	49.98%
Matrix Trust Co as TTEE FBO Greenheck Fan Corp 401k & Savings PO Box 52129 Phoenix, AZ 85072-2129	1,015,105	17.50%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	474,574	8.18%
TIAA, FSB CUST/TTEE FBO: Retirement Plans For Which TIAA Acts As Recordkeeper Attn: Trust Operations 211 N Broadway Ste. 1000 Saint Louis, MO 63102-2748	432,541	7.46%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	313,647	5.41%
Target 2015 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	284,097	5.73%
Target 2015 Fund Administrator Class
National Financial Services LLC For Exclusive Benefit of our Customers ATTN Mutual Fund Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	668,574	34.32%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	585,519	30.06%
FIIOC FBO Ensign Facility Services 100 Magellan Way Covington< KY 41015-1987	189,861	9.75%
Wells Fargo Bank NA FBO Chadwick MFG P/S Plan PO Box 1533 Minneapolis, MN 55480-1533	121,350	6.23%
Target 2015 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,716	100.00%
Target 2015 Fund Class R4
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	2,936,882	48.81%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	1,482,069	24.63%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K Finops-IC Funds 100 Magellan Way #KW1C Covington, KY 41015-1987	1,043,462	17.34%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrison, NY 10528-2418	393,324	6.54%
Target 2015 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	3,501,706	32.90%
NFS, LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	2,636,570	24.77%
TIAA, FSB CUST/TTEE FBO Retirement Plans For Which TIAA Acts As Recordkeeper Attn: Trust Operations 211 N Broadway Ste 1000 Saint Louis, MO 63102-2748	756,420	7.11%
T Rowe Price Retmnt Services Inc FBO retirement Plan Clients 4515 Painters Mill Rd Owings Mills, MD 21117-4903	588,729	5.53%
Target 2020 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	2,778,706	19.95%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	2,373,503	17.04%
Target 2020 Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	311,204	71.90%
American Enterprise Investment Services 707 2nd Ave S Minneapolis, MN 55402-2405	24,911	5.76%
MLPF&S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	25,344	5.86%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	24,037	5.55%
Target 2020 Fund Administrator Class
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	4,893,600	44.15%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	2,710,448	24.46%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	1,060,553	9.57%
Wells Fargo Investment Plan 2525 S Lake Park Blvd. Salt Lake City, UT 84120-8230	929,208	8.38%
Target 2020 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	1,944	48.64%
Mid Atlantic Trust Company FBO Manatee Air Heating & Cooling 401k 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	1,767	44.22%
Matrix trust Company Cust FBO Employee Prophet Retirement Account 717 17th St. Suite 1300 Denver, CO 80202-3304	254	6.37%
Target 2020 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	10,602,976	69.76%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	2,613,369	17.19%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrison, NY 10528-2418	805,086	5.30%
Target 2020 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	11,504,930	30.85%
Wells Fargo Bank NA FBO PE Pipeline Non Union Health Veba PO Box 1533 Minneapolis, MN 55480-1533	5,683,134	15.24%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K FINOPS - IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	4,826,278	12.94%
Matrix Trust Co As TTEE FBO Greenheck Fan Corp 401K & Savings PO Box 52129 Phoenix, AZ, 85072-2129	2,955,673	7.93%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	2,248,119	6.03%
Target 2025 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	827,217	6.66%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	887,728	7.15%
Target 2025 Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,565,744	29.56%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	1,032,060	19.49%
FIIOC FBO ensign Facility Services 100 magellan Way Covington, KY 41015-1987	799,415	15.09%
John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	617,462	11.66%
Wells Fargo Bank NA Omnbus Acct For various Ret Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	423,389	7.99%
Target 2025 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	2,846	84.81%
Mid Atlantic Trust Company FBO Manatee Air Heating & Cooling 401k 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	238	7.12%
Matrix Trust Company Cust FBO Employee Prophet Retirement Acct 717 17th St. STE 1300 Denver, CO 80202-3304	203	6.05%
Target 2025 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	4,230,447	30.83%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K Finops-IC Funds 100 Magellan Way #KW1C Covington, KY 41015-1987	4,015,539	29.26%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	3,010,170	21.94%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave Harrison, NY 10528-2418	1,482,215	10.80%
Target 2025 Fund Class R6
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	10,006,188	31.26%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522	8,523,153	26.63%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrsion, NY 10528-2418	2,053,747	6.42%
Massachusetts Mutual Insurance Co 1295 State St. Springfield, MA 01111-0001	1,632,572	5.10%
Target 2030 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	2,455,582	18.29%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	2,186,402	16.29%
Target 2030 Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	191,625	68.44%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	20,467	7.31%
MLPF&S For the Sole Benefit of Its Customers: ATTN Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	15,485	5.53%
Target 2030 Fund Administrator Class
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	5,467,995	41.41%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	3,644,486	27.60%
Wells Fargo Investment Plan 2525 S Lake Park Blvd. Salt Lake City, UT 84120-8230	1,349,573	10.22%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	957,813	7.25%
Target 2030 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	1,863	80.07%
Mid Atlantic Trust Company FBO Manatee Air Heating & Cooling 401k 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	313	13.48%
Target 2030 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	14,326,137	68.81%
NFS LLC FEBO FIIOC As Agent for Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way #KW1C Covington, KY 41015-1987	3,389,625	16.28%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrison, NY 10528-2418	1,114,529	5.35%
Massachusetts Mutual Insurance Co 1295 State St Springfield, MA 01111-0001	1,296,470	6.23%
Target 2030 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	14,875,132	45.71%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	4,090,320	12.57%
Matrix Trust Co. As TTEE FBO Greenheck Fan Crop 401k & Savings PO Box 52129 Phoenix, AZ 85072-2129	2,958,647	9.09%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	2,379,721	7.31%
Target 2035 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	749,791	7.04%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	685,997	6.44%
Target 2035 Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,514,233	37.79%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	931,882	23.26%
John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	544,839	13.60%
FIIOC FBO ensign Facility Services 100 magellan Way Covington, KY 41015-1987	488,857	12.20%
Target 2035 Fund Class R
Ascensus Trust Company FBO Elena Langdon MD PLLC Individual K PO Box 10758 Fargo, ND 58106-0758	13,413	81.99%
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,828	17.29%
Target 2035 Fund Class R4
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	3,371,353	29.43%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K Finops-IC Funds 100 Magellan Way #KW1C Covington, KY 41015-1987	3,190,056	27.85%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	3,093,511	27.01%
NFS LLC FEBO State Street Bank Trust Co TTE Various Retirement Plans 440 Mamaroneck Ave Harrison, NY 10528-2418	1,043,100	9.11%
Target 2035 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	8,357,331	31.18%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	6,587,564	24.57%
TIAA, FSB CUST/TTEE FBO Retirement Plans For Which TIAA Acts As Recordkeeper Attn: Trust Opperations 211 N Broadway Ste 1000 Saint Louis, MO 63102-2748	1,682,489	6.28%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave Harrision, NY 10528-2418	1,560,896	5.82%
Target 2040 Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	3,495,885	31.79%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	1,382,703	12.57%
Target 2040 Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	123,428	46.15%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	71,104	26.58%
Target 2040 Fund Administrator Class
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	3,536,452	41.36%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	2,236,874	26.16%
Wells Fargo Investment Plan 2525 S Lake Park Blvd. Salt Lake City, UT 84120-8230	868,136	10.15%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	542,129	6.34%
Target 2040 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2708	1,688	57.07%
Mid Atlantic Trust Company FBO Katopody LLC 401(K) Profit Sharing Plan & Trust 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	1,032	34.90%
Mid Atlantic Trust Company FBO Manatee Air Heating & Cooling 401k 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	235	7.96%
Target 2040 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	10,258,298	71.71%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	2,055,159	14.37%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrison, NY 10528-2418	856,169	5.99%
Massachusetts Mutual Insurance Co 1295 State St. Springfield, MA 01111-0001	742,822	5.19%
Target 2040 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	11,566,681	52.15%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	2,174,004	9.80%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit PLans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	1,593,346	7.18%
Matrix Trust Co. As TTEE FBO Greenheck Fan Corp 401k & Savings PO Box 52129 Phoenix, AZ 85072-2129	1,150,502	5.19%
Target 2045 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	488,218	9.63%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	455,370	8.98%
FIIOC FBO Tenable Network Security Inc 401k Profit Sharing Plan & Trust 100 Magellan Way Covington, KY 41015-1987	343,982	6.78%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	282,424	5.75%
Target 2045 Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,165,114	38.75%
John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	575,797	19.15%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	477,120	15.87%
FIIOC FBO ensign Facility Services 100 magellan Way Covington, KY 41015-1987	348,367	11.59%
Target 2045 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,758	79.48%
Matrix Trust Company Cust FBO Employee Prophet Retirement Account 717 17th Ste 1300 Denver, CO 80202-3304	675	19.46%
Target 2045 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	2,181,766	31.36%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K Finops-IC Funds 100 Magellan Way #KW1C Covington, KY 41015-1987	2,220,012	31.91%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	1,351,639	19.43%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave Harrison, Ny 10528-2418	877,315	12.61%
Target 2045 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	5,943,146	35.12%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	3,019,914	17.85%
Massachusetts Mutual Insurance Co. 1295 State Street Springfield, MA 01111-0001	1,184,293	7.00%
Taynik & Co C/O Investors Bank & Trust Co Attn: Mutual Fund Processing 200 Clarendon St. Boston, MA 02116-5021	1,085,066	6.41%
TIAA, FSB CUST/TTEE FBO Retirement Plans For Which TIAA Acts As Recordkeeper Attn: Trust Operations 211 N Broadway Ste 1000 Saint Louis, MO 63102-2748	1,067,864	6.31%
Massachusetts Mutual Insurance Co. 1295 State Street Springfield, MA 01111-0001	961,747	5.68%
Target 2050 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	1,259,570	22.68%
Taynik & Co C/O Investors Bank & Trust Co Attn: Mutual Fund Processing 200 Clarendon St. Fpg 90 Boston, MA 02116-5021	359,631	6.48%
Target 2050 Fund Class C
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	68,860	62.99%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	28,748	26.30%
Raymond James Omnibus For Mutual Funds House Acct Firm Attn Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	6,586	6.03%
Target 2050 Fund Administrator Class
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	4,008,971	42.48%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	2,492,119	26.40%
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Late City, UT 84120-8230	1,104,040	11.70%
Target 2050 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,921	95.74%
Target 2050 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	11,995,271	78.51%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	1,824,883	11.94%
Target 2050 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522	12,920,337	57.00%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	2,124,023	9.37%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	1,219,562	5.38%
Target 2055 Fund Fund Level
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	2,413,975	33.38%
Target 2055 Fund Class A
FIIOC FBO Tenable Network Security Inc 401(K) Profit Sharing Plan & Trust 100 Magellan Way (KWIC) Covington, KY 41015-1987	101,898	15.41%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	39,951	6.04%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	40,483	6.12%
Target 2055 Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	394,219	65.92%
VRSCO FBO AIGFSB Cust TTEE FBO UAB Hospital Management 403B 2727-A Allen Parkway Houston, TX 77019-2107	81,177	13.57%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	63,558	10.63%
Target 2055 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,424	80.04%
Matrix Trust Company Cust FBO Employee Prophet Retirement Account 717 17th Ste 1300 Denver, CO 80202-3304	604	19.96%
Target 2055 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	595,194	35.36%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	542,421	32.22%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave Harrison, Ny 10528-2418	323,946	19.24%
Massachusetts Mutual Insurance Co 1295 State Street Springfield, MA 01111-0001	189,636	11.26%
Target 2055 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	2,413,975	56.31%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	707,848	16.51%
Massachusetts Mutual Insurance Co. 1295 State Street Springfield, MA 01111-0001	265,673	6.20%
Target 2060 Fund Fund Level
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	1,087,898	45.32%
Target 2060 Fund Class A
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	16,678	25.66%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	12,820	19.73%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	10,261	15.79%
Massachsuetts Mutual Life Insurance 1295 State Street Springfield, MA 01111-0001	12,550	19.31%
Wells Fargo Bank NA Cust For The Rollover IRA Of Matthew J. Collins PO Box 34 Cobb, WI 53526-0034	5,790	8.91%
Target 2060 Fund Class C
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	12,076	54.51%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	10,076	45.49%
Target 2060 Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	411,214	83.77%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	48,344	9.85%
Target 2060 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	10,356	84.34%
Matrix Trust Company Cust FBO Employee Prophet Retirement Account 717 17th St Ste 1300 Denver, CO 80202-3304	1,922	15.66%
Target 2060 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	517,189	98.07%
Target 2060 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	1,087,898	84.81%

WEALTHBUILDER FUNDS: WealthBuilder Conservative Allocation Fund, WealthBuilder Equity Fund, WealthBuilder Growth Allocation Fund, WealthBuilder Growth Balanced Fund, WealthBuilder Moderate Balanced Fund

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
WealthBuilder Conservative Allocation Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	20,759,963	52.20%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	10,987,726	27.63%
WealthBuilder Conservative Allocation Fund Class A
Wells Fargo Clearing Services Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	438,437	91.53%
WealthBuilder Conservative Allocation Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	20,759,963	52.84%
American Enterprise Investment Services FBO 707 2nd Avenue South Minneapolis, MN 55402-2405	10,987,726	27.97%
WealthBuilder Equity Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	10,592,560	43.14%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	7,516,946	30.61%
WealthBuilder Equity Fund Class A
Wells Fargo Clearing Services Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	46,591	56.66%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	8,318	10.12%
WealthBuilder Equity Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	10,592,560	43.28%
American Enterprise Investment Services FBO 707 2nd Avenue South Minneapolis, MN 55402-2405	7,516,946	30.71%
WealthBuilder Growth Allocation Fund Fund Level
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	11,962,491	44.08%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	9,697,752	35.74%
WealthBuilder Growth Allocation Fund Class A
Wells Fargo Clearing Services Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	18,353	50.68%
American Enterprise Investment 707 2nd Ave South Minneapolis, MN 55402-2405	11,055	30.53%
Wells Fargo Bank NA Cust For the Sep IRA of Wareen A Birch 3135 Garden Creek Rd Casper, WY 82601-6624	3,630	10.02
WealthBuilder Growth Allocation Fund Class C
American Enterprise Investment Services FBO 707 2nd Avenue South Minneapolis, MN 55402-2405	11,962,491	44.14%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	9,697,752	35.78%
WealthBuilde Growth Balanced Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	25,561,022	42.65%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	25,061,179	41.82%
WealthBuilder Growth Balanced Fund Class A
Wells Fargo Clearing Services Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	71,941	66.57%
American Enterprise Investment 707 2nd Ave South Minneapolis, MN 55402-2405	19,564	18.10%
WealthBuilder Growth Balanced Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	25,561,022	42.73%
American Enterprise Investment Services FBO 707 2nd Avenue South Minneapolis, MN 55402-2405	25,061,179	41.89%
WealthBuilder Moderate Balanced Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	22,555,897	38.64%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	26,048,249	44.62%
WealthBuilder Moderate Balanced Fund Class A
Wells Fargo Clearing Services Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	47,200	62.13%
American Enterprise Investment 707 2nd Avenue South Mineapolis, MN 55402-2405	10,941	14.40%
Douglas M Gasper W152N6972 Westwood Dr Menomonee Falls, WI 53051-5046	6,908	9.09%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	4,467	5.88%
WealthBuilder Moderate Balanced Fund Class C
American Enterprise Investment Services FBO 707 2nd Avenue South Minneapolis, MN 55402-2405	26,048,249	44.68%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	22,555,897	38.69%

EXHIBIT C

Beneficial Equity Ownership

The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee and each Nominee Trustee as of May 31, 2017 in each Fund and the aggregate dollar range of equity securities in other funds in the Fund Complex overseen by the Trustees, stated as one of the following ranges: A = $0; B = $1 - $10,000; C = 10,001 - $50,000; D = $50,001 - $100,000; and E = Over $100,000.

Fund	Ebsworth	Freeman	Gordon[1]	Harris	Johnson	Larcker	Mitchell	Penny	Scofield	Polisson[2]	Wheelock[2]
100% Treasury Money Market Fund	A	A	A	A	A	A	A	A	A	A	A
Absolute Return Fund	A	A	A	A	A	D	A	A	A	A	A
Adjustable Rate Government Fund	A	A	A	A	A	A	A	A	A	A	A
Alternative Strategies Fund	A	A	A	A	E	A	A	A	A	A	A
Asia Pacific Fund	A	A	A	A	C	A	A	A	A	A	A
C&B Large Cap Value Fund	A	A	A	A	A	A	A	A	A	A	A
C&B Mid Cap Value Fund	A	A	A	A	A	A	A	A	A	A	A
California Limited-Term Tax-Free Fund	A	A	A	A	A	A	A	A	A	A	A
California Tax-Free Fund	A	A	A	A	A	A	A	A	A	A	A
Capital Growth Fund	A	A	A	A	A	A	A	A	A	A	A
Cash Investment Money Market Fund	A	A	A	A	A	A	A	A	A	A	A
Colorado Tax-Free Fund	A	A	A	A	A	A	A	A	A	A	A
Common Stock Fund	A	A	A	A	A	A	A	A	D	A	A
Conservative Income Fund	A	A	A	A	A	A	A	A	A	A	A
Core Bond Fund	A	A	C	A	A	A	A	A	A	A	A
Core Plus Bond Fund	A	A	A	A	A	A	A	A	A	A	A
Disciplined U.S. Core Fund	A	A	A	A	A	A	A	A	A	A	A
Discovery Fund	A	A	A	A	A	A	A	A	A	A	A
Diversified Capital Builder Fund	A	A	A	A	A	A	A	A	C	A	A
Diversified Equity Fund	A	A	A	A	A	A	A	A	A	A	A
Diversified Income Builder Fund	A	A	A	A	A	A	A	A	A	A	A
Diversified International Fund	A	A	C	A	A	A	A	A	A	A	A
Dow Jones Target 2010 Fund	A	A	A	A	A	A	A	A	A	A	A
Dow Jones Target 2015 Fund	A	A	A	A	A	A	A	A	A	A	A
Dow Jones Target 2020 Fund	A	A	A	A	A	A	A	A	A	A	A
Dow Jones Target 2025 Fund	A	A	A	A	A	A	A	A	A	A	A
Dow Jones Target 2030 Fund	A	A	A	A	A	A	A	A	A	A	A
Dow Jones Target 2035 Fund	A	A	A	A	A	A	A	A	A	A	A
Dow Jones Target 2040 Fund	A	A	A	A	A	A	A	A	A	A	A
Dow Jones Target 2045 Fund	A	A	A	A	A	A	A	A	A	A	A
Dow Jones Target 2050 Fund	A	A	A	A	A	A	A	A	A	A	A
Dow Jones Target 2055 Fund	A	A	A	A	A	A	A	A	A	A	A
Dow Jones Target 2060 Fund	A	A	A	A	A	A	A	A	A	A	A
Dow Jones Target Today Fund	A	A	E	A	A	A	A	A	A	A	A
Dynamic Target Date 2015 Fund	A	A	A	A	A	A	A	A	A	A	A
Dynamic Target Date 2020 Fund	A	A	A	A	A	A	A	A	A	A	A
Dynamic Target Date 2025 Fund	A	A	A	A	A	A	A	A	A	A	A
Dynamic Target Date 2030 Fund	A	A	A	A	A	A	A	A	A	A	A
Dynamic Target Date 2035 Fund	A	A	A	A	A	A	A	A	A	A	A
Dynamic Target Date 2040 Fund	A	A	A	A	A	A	A	A	A	A	A
Dynamic Target Date 2045 Fund	A	A	A	A	A	A	A	A	A	A	A
Dynamic Target Date 2050 Fund	A	A	A	A	A	A	A	A	A	A	A
Dynamic Target Date 2055 Fund	A	A	A	A	A	A	A	A	A	A	A
Dynamic Target Date 2060 Fund	A	A	A	A	A	A	A	A	A	A	A
Dynamic Target Today Fund	A	A	A	A	A	A	A	A	A	A	A
Emerging Growth Fund	A	A	A	A	B	A	A	A	A	A	A
Emerging Markets Equity Fund	A	A	A	A	A	A	A	A	A	A	A
Emerging Markets Equity Income Fund	A	A	A	A	A	A	A	A	A	A	A
Endeavor Select Fund	A	A	A	A	A	A	A	A	A	A	A
Enterprise Fund	A	A	A	A	A	A	A	A	A	A	A
Global Long/Short Fund	A	A	A	A	A	A	A	A	A	A	A
Global Small Cap Fund	A	A	A	A	A	A	A	A	D	A	A
Government Money Market Fund	A	A	A	A	A	A	A	A	A	A	A
Government Securities Fund	A	A	A	A	A	A	A	A	A	A	A
Growth Fund	A	A	A	A	B	A	A	A	A	A	D
Growth Balanced Fund	A	A	A	A	A	A	A	E	A	A	A
Heritage Money Market Fund	A	A	A	A	A	A	A	A	A	A	A
High Yield Bond Fund	A	A	A	A	A	A	A	A	A	A	A
High Yield Municipal Bond Fund	A	A	A	A	D	A	A	A	A	A	A
Index Asset Allocation Fund	A	A	A	A	A	A	A	A	A	A	A
Index Fund	A	A	A	A	A	A	A	E	D	A	A
Intermediate Tax/AMT-Free Fund	A	A	A	A	A	A	A	A	A	A	A
International Bond Fund	A	A	A	A	A	A	A	A	A	A	A
International Equity Fund	A	A	A	A	A	A	A	A	A	A	A
International Value Fund	A	A	A	A	A	A	A	A	A	A	A
Intrinsic Small Cap Value Fund	E	A	A	A	A	A	A	A	A	A	A
Intrinsic Value Fund	A	A	A	A	A	A	A	A	A	A	A
Intrinsic World Equity Fund	A	A	A	A	A	A	A	A	A	A	A
Large Cap Core Fund	A	A	A	A	A	A	A	A	A	A	A
Large Cap Growth Fund	A	A	A	A	A	A	A	A	A	A	A
Large Company Value Fund	A	A	A	A	A	A	A	A	D	A	A
Low Volatility U.S. Equity Fund	A	A	A	A	A	A	A	A	A	A	A
Minnesota Tax-Free Fund	A	A	A	A	A	A	A	A	A	A	A
Moderate Balanced Fund	A	A	A	A	A	A	A	A	A	A	A
Money Market Fund	A	A	A	A	A	B	E	A	A	A	A
Municipal Bond Fund	C	A	A	A	A	A	A	A	A	A	A
Municipal Cash Management Money Market Fund	A	A	A	A	A	A	A	A	A	A	A
National Tax-Free Money Market Fund	A	A	A	A	A	A	A	A	A	A	A
North Carolina Tax-Free Fund	A	A	A	A	A	A	A	A	A	A	A
Omega Growth Fund	A	A	A	A	A	A	A	A	C	A	A
Opportunity Fund	A	A	A	A	A	A	A	A	A	A	A
Pennsylvania Tax-Free Fund	A	A	A	A	A	A	A	A	A	A	A
Precious Metals Fund	A	A	A	A	A	A	A	A	A	A	A
Premier Large Company Growth Fund	A	A	A	A	A	A	A	A	A	A	C
Real Return Fund	A	A	A	E	A	A	A	A	A	A	A
Short Duration Government Bond Fund	A	A	C	E	A	A	A	A	A	A	A
Short-Term Bond Fund	A	A	A	A	A	A	A	A	A	A	A
Short-Term High Yield Bond Fund	A	A	A	A	A	A	A	A	A	A	A
Short-Term Municipal Bond Fund	A	A	A	A	A	A	A	A	A	A	A
Small Cap Core Fund	A	A	A	A	A	A	A	A	A	A	A
Small Cap Opportunities Fund	A	A	A	A	A	A	A	A	A	A	A
Small Cap Value Fund	A	A	A	A	A	A	A	A	A	A	A
Small Company Growth Fund	A	A	A	A	A	A	A	A	A	A	A
Small Company Value Fund	A	A	A	A	A	A	A	A	A	A	A
Special Mid Cap Value Fund	E	A	A	A	A	A	A	A	A	A	A
Special Small Cap Value Fund	A	A	A	A	A	A	A	A	A	A	A
Specialized Technology Fund	A	A	D	A	A	A	A	A	A	A	A
Strategic Income Fund	A	A	A	A	A	A	A	A	A	A	A
Strategic Municipal Bond Fund	A	A	A	A	A	A	A	A	A	A	A
Traditional Small Cap Growth Fund	A	A	A	A	A	A	A	A	A	A	A
Treasury Plus Money Market Fund	A	A	A	D	A	A	A	A	A	A	A
Ultra Short-Term Income Fund	A	A	A	A	A	A	A	A	A	A	A
Ultra Short-Term Municipal Income Fund	D	A	A	A	A	A	A	A	A	A	A
Utility and Telecommunications Fund	A	A	A	A	A	A	A	A	D	A	A
WealthBuilder Conservative Allocation Fund	A	A	A	A	A	A	A	A	A	A	A
WealthBuilder Equity Fund	A	A	A	A	A	A	A	A	A	A	A
WealthBuilder Growth Allocation Fund	A	A	A	A	A	A	A	A	A	A	A
WealthBuilder Growth Balanced Fund	A	A	A	A	A	A	A	A	A	A	A
WealthBuilder Moderate Balanced Fund	A	A	A	A	A	A	A	A	A	A	A
Wisconsin Tax-Free Fund	A	A	A	A	A	A	A	A	A	A	A
Managed Account CoreBuilder Shares - Series M	A	A	A	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Trustee Nominee in Fund Complex[3]	E	E	E	E	E	E	E	E	E	A	D
1	Mr. Gordon is expected to retire on December 31, 2017, and is thus not included in the proposal to elect the Nominees.
2	James Polisson and Pamela Wheelock became members of the Advisory Board of the Trust effective August 1, 2017.
3	Includes Trustee ownership in shares of funds within the entire Wells Fargo Fund Complex (consisting of 139 funds).

EXHIBIT D

WELLS FARGO FUNDS TRUST
 WELLS FARGO MASTER TRUST
 WELLS FARGO VARIABLE TRUST
 ASSET ALLOCATION TRUST
 WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND
 WELLS FARGO INCOME OPPORTUNITIES FUND
 WELLS FARGO MULTI-SECTOR INCOME FUND
 WELLS FARGO UTILITIES AND HIGH INCOME FUND
CHARTER OF THE GOVERNANCE COMMITTEES

Governance Committee Membership

The Governance Committee of each Trust (the "Committee") shall be composed only of Trustees who are not "interested persons" of the Trusts, or of any investment adviser or principal underwriter of the Trusts or any series thereof (a "Fund"), as defined in the Investment Company Act of 1940 ("Independent Trustees").

Board Nominations

1. Except with respect to any trustee nomination made by an eligible shareholder or shareholder group as permitted by applicable law (and, with respect to each Trust that is a registered closed-end management investment company ("Closed-End Fund"), in accordance with the By-Laws of such Closed-End Fund), the Committee shall make all nominations for membership on the Board of Trustees of each Trust. The Committee shall evaluate each candidate's qualifications for Board membership and his or her independence from the Funds' investment adviser(s) and principal underwriter(s) and, as it deems appropriate, other principal service providers. Any person nominated to serve as an Independent Trustee must not be, on the effective date of his or her appointment or election, an "interested person" of the Trusts, or of any investment adviser or principal underwriter of the Funds, as defined in the Investment Company Act of 1940, and, with respect to each Closed-End Fund, such person must also satisfy, on such date, applicable independence requirements of the listing standards of securities exchanges on which shares of such Closed-End Fund are traded.

a. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry, business, professional and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise, and (vi) overall diversity of the Board's composition.

b. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a candidate for nomination by the Committee. Shareholder recommendations not properly submitted in accordance with the requirements of Appendix A will not be considered for nomination by the Committee.

2. Process for evaluating potential conflicts of interest of Independent Trustee candidates.

a. As a threshold matter, the background of a candidate to serve as an Independent Trustee must be reviewed to confirm that the person meets or, on the effective date of his or her appointment or election will meet, the technical requirements for being a non-interested Trustee under the Investment Company Act of 1940, and, with respect to Independent Trustee candidates for the Board of each Closed-End Fund, that such person satisfies or, on the effective date of his or her appointment or election will satisfy, applicable independence requirements of the listing standards of securities exchanges on which shares of such Closed-End Fund are traded.

b. In addition to satisfying the applicable technical requirements set forth in 2.a., above, the candidate's business and personal connections (as reflected in the responses to questions in the Trustees' and Officers' Questionnaire completed by each current and prospective Trustee) must be reviewed to confirm that they do not create any actual or potential impairment to the person's independence with respect to the Funds.

c. With respect to any candidate, the Committee shall elicit such information from senior management that the Committee deems appropriate, if any, to evaluating the merits of the candidate.

d. Disqualifying factors:

i. No candidate shall be nominated for membership on the Board if, upon appointment or election to the Board, that candidate serves or has agreed to serve on the board of any registered investment company outside of the Wells Fargo Funds family (Asset Allocation Trust shall be considered to be a part of the Wells Fargo Funds family solely for the purposes of this Committee Charter), unless otherwise approved by the Committee. If any existing Trustee accepts a position on the board of any such other registered investment company, such Trustee shall promptly resign from membership on the Board, unless an exception from this policy is expressly approved by the Committee.

ii. No candidate shall be nominated for membership on the Board if that candidate serves or has agreed to serve as an officer, partner, employee or in any similar capacity with a firm that serves as an investment adviser, sub-adviser or principal underwriter of any registered investment company outside of the Wells Fargo Funds family. If any existing Trustee accepts such a position with such a firm, such Trustee shall promptly resign from membership on the Board. Similarly, if a candidate serves in such a capacity for a registered investment adviser or registered broker-dealer, but that firm currently does not serve as an investment adviser, sub-adviser or principal underwriter for any such registered investment company, such candidate shall be nominated only upon the express agreement that he or she would resign from the Board in the event that his or her firm subsequently undertakes such a role for any registered investment company outside of the Wells Fargo Funds family.

iii. No candidate shall be nominated for membership on the Board if that candidate serves on the board of a firm that serves as an investment adviser, sub-adviser or principal underwriter of any registered investment company outside of the Wells Fargo Funds family, unless an exception from this policy is expressly approved by the Committee. If any existing Trustee accepts a position on the board of any such an investment adviser, sub-adviser or principal underwriter, such Trustee shall promptly resign from membership on the Board, unless an exception from this policy is expressly approved by the Committee. Similarly, if a candidate serves on the board of a registered investment adviser or registered broker-dealer, but that firm currently does not serve as an investment adviser, sub-adviser or principal underwriter of any such registered investment company, such candidate shall be nominated only upon the express agreement that he or she would, unless an exception from this policy is expressly approved by the Committee, resign from the Board in the event that his or her firm subsequently undertakes such a role for any registered investment company outside of the Wells Fargo Funds family.

3. The Committee shall review the composition of the Board when it deems it appropriate to do so to determine whether it may be appropriate to recommend adding individuals with different backgrounds or skill sets from those already on the Board and/or recommend expanding or contracting the size of the Board.

Committee Nominations and Functions

1. The Committee shall propose nominations for membership on all committees and shall review committee assignments when it deems it appropriate to do so.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board. With respect to any committee of the Board of a Closed-End Fund, the powers, functions, size, membership and other aspects of the committee shall conform with any applicable requirements of the By-Laws of such Closed-end Fund.

Governance Committee Chairman

1. Chairman of the Governance Committee.

a. Only a Trustee who is an Independent Trustee may serve in the role of Chairman of the Governance Committee.

b. In addition to any powers and duties specified in this Charter, the Chairman of the Governance Committee's role is to preside at all meetings of the Committee and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Committee members generally between meetings.

c. The Chairman of the Governance Committee shall be entitled to receive an additional annual fee in such amount, and payable in such frequency and manner, determined from time to time by the Board, for the additional work and time devoted by the Chairman of the Governance Committee.

2. Except for any duties specified herein or pursuant to a Trust's charter document, the designation of Chairman of the Governance Committee does not impose on such Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

Compensation

1. The Committee shall periodically review and recommend any appropriate changes to trustee compensation to the Board.

Board Leadership Structure

1. The Committee shall periodically review the Board leadership structure and shall recommend any appropriate changes to the Board.

Advisory Trustee Nominations

1. The Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the Investment Company Act of 1940 ("Advisory Trustees"). An individual shall be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be an Independent Trustee and does not otherwise serve the Trusts in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be Advisory Trustee. Any Advisory Trustee may resign at any time.

Other Powers and Responsibilities

1. The Committee shall review this Charter at least annually and recommend changes, if any, to the Board.

2. The Committee shall periodically review and address matters relating to the engagement and independence of legal counsel employed by the Independent Trustees and shall recommend any appropriate actions to the Board.

3. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants, advisers or employees at the expense of the appropriate Fund(s).

4. In consultation with independent legal counsel to the Independent Trustees, the Committee shall consider the processes to be undertaken by the Board in connection with the annual assessment of the performance of the Board and the committees of the Board pursuant to rule 0-1(a)(7)(v) under the Investment Company Act of 1940 and under any applicable listing requirements.

5. The Committee shall set forth and periodically review governance principles for the Board and its committees and shall recommend changes, if any, to the Board. Those principles have been outlined in a separate document (Statement of Governance Principles).

6. The actions taken at meetings of the Committee shall be recorded in the minutes of such meetings. Meetings of the Committees may be conducted in person, telephonically, or via video-conference.

7. If the Committee's membership does not include all of the Trustees, the Committee will report on actions taken at its meetings to the Board.

8. The Committee shall have such further responsibilities as are given to it from time to time by the Board.

Date of most recent Committee approval: November 18, 2015
 Date of most recent Charter amendment: November 18, 2015

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee candidate recommendation for the Committee's consideration.

The shareholder must submit any nominee candidate recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. With respect to each Closed-End Fund, the Shareholder Recommendation also must comply with any timing or additional requirements applicable to shareholder nominations, as set forth in the By-Laws of such Closed-end Fund. In the event of any conflict or inconsistency with respect to the requirements applicable to a Shareholder Recommendation as between those established in these procedures and those in the By-Laws of a Closed-End Fund, the requirements of the By-Laws of such Closed-End Fund shall control.

EXHIBIT E

Committees

The Board's standing committees met the following number of times during each Fund's most recently completed fiscal year:

Fiscal Year Ended	Governance Committee	Audit Committee	Valuation Committee	Dividend Committee
June 30, 2017	3	9	3	0

May 31, 2017	3	9	4	0

April 30, 2017	3	9	5	0

March 31, 2017	3	8	5	0

February 28, 2017	3	7	5	0

January 31, 2017	3	7	6	0

December 31, 2016	3	7	6	0

October 31, 2016	3	7	4	0

September 30, 2016	3	7	4	0

August 31, 2016	3	7	4	0

July 31, 2016	3	7	3	0

EXHIBIT F

Compensation

The following table contains specific information about the compensation that each Trustee earned from the Funds and the Fund Complex during each Fund's last fiscal year:

Fund	Ebsworth	Freeman	Gordon[1]	Harris	Johnson	Larcker	Mitchell	Penny	Scofield
100% Treasury Money Market Fund	$2,111	$2,121	$2,529	$2,111	$2,339	$2,121	$2,111	$2,221	$2,121
Absolute Return Fund	$2,138	$2,138	$2,138	$2,138	$2,138	$2,138	$2,138	$2,138	$2,138
Adjustable Rate Government Fund	$2,085	$2,085	$2,448	$2,085	$2,303	$2,089	$2,089	$2,085	$2,085
Alternative Strategies Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Asia Pacific Fund	$2,079	$2,090	$2,450	$2,079	$2,306	$2,079	$2,079	$2,162	$2,090
Asset Allocation Fund	$2,138	$2,138	$2,138	$2,138	$2,138	$2,138	$2,138	$2,138	$2,138
C&B Large Cap Value Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
C&B Mid Cap Value Fund	$2,085	$2,096	$2,458	$2,085	$2,313	$2,085	$2,085	$2,168	$2,096
California Limited-Term Tax-Free Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
California Tax-Free Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Capital Growth Fund	$2,070	$2,070	$2,070	$2,070	$2,286	$2,059	$2,059	$2,142	$2,070
Cash Investment Money Market Fund	$2,111	$2,121	$2,529	$2,111	$2,339	$2,121	$2,111	$2,221	$2,121
Colorado Tax-Free Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Common Stock Fund	$2,085	$2,096	$2,458	$2,085	$2,313	$2,085	$2,085	$2,168	$2,096
Conservative Income Fund	$2,085	$2,085	$2,448	$2,085	$2,303	$2,089	$2,089	$2,085	$2,085
Core Bond Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Core Plus Bond Fund	$2,085	$2,085	$2,448	$2,085	$2,303	$2,089	$2,089	$2,085	$2,085
Disciplined U.S. Core Fund	$2,070	$2,070	$2,070	$2,070	$2,286	$2,059	$2,059	$2,142	$2,070
Discovery Fund	$2,085	$2,096	$2,458	$2,085	$2,313	$2,085	$2,085	$2,168	$2,096
Diversified Capital Builder Fund	$2,085	$2,096	$2,458	$2,085	$2,313	$2,085	$2,085	$2,168	$2,096
Diversified Equity Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Diversified Income Builder Fund	$2,085	$2,096	$2,458	$2,085	$2,313	$2,085	$2,085	$2,168	$2,096
Diversified International Fund	$2,079	$2,090	$2,450	$2,079	$2,306	$2,079	$2,079	$2,162	$2,090
Dow Jones Target 2010 Fund	$2,100	$2,111	$2,518	$2,100	$2,328	$2,111	$2,111	$2,210	$2,111
Dow Jones Target 2015 Fund	$2,100	$2,111	$2,518	$2,100	$2,328	$2,111	$2,111	$2,210	$2,111
Dow Jones Target 2020 Fund	$2,100	$2,111	$2,518	$2,100	$2,328	$2,111	$2,111	$2,210	$2,111
Dow Jones Target 2025 Fund	$2,100	$2,111	$2,518	$2,100	$2,328	$2,111	$2,111	$2,210	$2,111
Dow Jones Target 2030 Fund	$2,100	$2,111	$2,518	$2,100	$2,328	$2,111	$2,111	$2,210	$2,111
Dow Jones Target 2035 Fund	$2,100	$2,111	$2,518	$2,100	$2,328	$2,111	$2,111	$2,210	$2,111
Dow Jones Target 2040 Fund	$2,100	$2,111	$2,518	$2,100	$2,328	$2,111	$2,111	$2,210	$2,111
Dow Jones Target 2045 Fund	$2,100	$2,111	$2,518	$2,100	$2,328	$2,111	$2,111	$2,210	$2,111
Dow Jones Target 2050 Fund	$2,100	$2,111	$2,518	$2,100	$2,328	$2,111	$2,111	$2,210	$2,111
Dow Jones Target 2055 Fund	$2,100	$2,111	$2,518	$2,100	$2,328	$2,111	$2,111	$2,210	$2,111
Dow Jones Target 2060 Fund	$2,100	$2,111	$2,518	$2,100	$2,328	$2,111	$2,111	$2,210	$2,111
Dow Jones Target Today Fund	$2,100	$2,111	$2,518	$2,100	$2,328	$2,111	$2,111	$2,210	$2,111
Dynamic Target Date 2015 Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Dynamic Target Date 2020 Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Dynamic Target Date 2025 Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Dynamic Target Date 2030 Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Dynamic Target Date 2035 Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Dynamic Target Date 2040 Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Dynamic Target Date 2045 Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Dynamic Target Date 2050 Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Dynamic Target Date 2055 Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Dynamic Target Date 2060 Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Dynamic Target Today Fund	$1,993	$1,993	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Emerging Growth Fund	$1,993	$1,993	$2,426	$1,983	$2,206	$1,993	$1,993	$2,122	$1,993
Emerging Markets Equity Fund	$2,079	$2,090	$2,450	$2,079	$2,306	$2,079	$2,079	$2,162	$2,090
Emerging Markets Equity Income Fund	$2,079	$2,090	$2,450	$2,079	$2,306	$2,079	$2,079	$2,162	$2,090
Endeavor Select Fund	$2,070	$2,070	$2,430	$2,070	$2,286	$2,059	$2,059	$2,142	$2,070
Enterprise Fund	$2,085	$2,096	$2,458	$2,085	$2,313	$2,085	$2,085	$2,168	$2,096
Global Long/Short Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Global Small Cap Fund	$2,079	$2,090	$2,450	$2,079	$2,306	$2,079	$2,079	$2,162	$2,090
Government Money Market Fund	$2,111	$2,121	$2,529	$2,111	$2,339	$2,121	$2,111	$2,221	$2,121
Government Securities Fund	$2,085	$2,085	$2,448	$2,085	$2,303	$2,089	$2,089	$2,085	$2,085
Growth Fund	$2,070	$2,070	$2,430	$2,070	$2,286	$2,059	$2,059	$2,142	$2,070
Growth Balanced Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Heritage Money Market Fund	$2,111	$2,121	$2,529	$2,111	$2,339	$2,121	$2,111	$2,221	$2,121
High Yield Bond Fund	$2,085	$2,085	$2,448	$2,085	$2,303	$2,089	$2,089	$2,085	$2,085
High Yield Municipal Bond Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Index Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Index Asset Allocation Fund	$2,085	$2,096	$2,458	$2,085	$2,313	$2,085	$2,085	$2,168	$2,096
Intermediate Tax/AMT-Free Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
International Bond Fund	$2,085	$2,096	$2,458	$2,085	$2,313	$2,085	$2,085	$2,168	$2,096
International Equity Fund	$2,079	$2,090	$2,450	$2,079	$2,306	$2,079	$2,079	$2,162	$2,090
International Value Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Intrinsic Small Cap Value Fund	$2,111	$2,121	$2,529	$2,100	$2,339	$2,121	$2,121	$2,221	$2,121
Intrinsic Value Fund	$2,070	$2,070	$2,430	$2,070	$2,286	$2,059	$2,059	$2,142	$2,070
Intrinsic World Equity Fund	$2,079	$2,090	$2,450	$2,079	$2,306	$2,079	$2,079	$2,162	$2,090
Large Cap Core Fund	$2,070	$2,070	$2,430	$2,070	$2,286	$2,059	$2,059	$2,142	$2,070
Large Cap Growth Fund	$2,070	$2,070	$2,430	$2,070	$2,286	$2,059	$2,059	$2,142	$2,070
Large Company Value Fund	$2,070	$2,070	$2,430	$2,070	$2,286	$2,059	$2,059	$2,142	$2,070
Low Volatility U.S. Equity Fund	$2,070	$2,070	$2,430	$2,070	$2,286	$2,059	$2,059	$2,142	$2,070
Minnesota Tax-Free Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Moderate Balanced Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Money Market Fund	$2,111	$2,121	$2,529	$2,111	$2,339	$2,121	$2,111	$2,221	$2,121
Municipal Bond Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Municipal Cash Management Money Market Fund	$2,111	$2,121	$2,529	$2,111	$2,339	$2,121	$2,111	$2,221	$2,121
National Tax-Free Money Market Fund	$2,111	$2,121	$2,529	$2,111	$2,339	$2,121	$2,111	$2,221	$2,121
North Carolina Tax-Free Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Omega Growth Fund	$2,070	$2,070	$2,430	$2,070	$2,286	$2,059	$2,059	$2,142	$2,070
Opportunity Fund	$2,085	$2,096	$2,458	$2,085	$2,313	$2,085	$2,085	$2,168	$2,096
Pennsylvania Tax-Free Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Premier Large Company Growth Fund	$2,070	$2,070	$2,430	$2,070	$2,286	$2,059	$2,059	$2,142	$2,070
Precious Metals Fund	$2,111	$2,111	$2,111	$2,111	$2,111	$2,111	$2,121	$2,221	$2,121
Real Return Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Short Duration Government Bond Fund	$2,085	$2,085	$2,448	$2,085	$2,303	$2,089	$2,089	$2,085	$2,085
Short-Term Bond Fund	$2,085	$2,085	$2,448	$2,085	$2,303	$2,089	$2,089	$2,085	$2,085
Short-Term High Yield Bond Fund	$2,085	$2,085	$2,448	$2,085	$2,303	$2,089	$2,089	$2,085	$2,085
Short-Term Municipal Bond Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Small Cap Core Fund	$2,111	$2,111	$2,111	$2,111	$2,111	$2,111	$2,121	$2,221	$2,121
Small Cap Opportunities Fund	$2,111	$2,121	$2,529	$2,100	$2,339	$2,121	$2,121	$2,221	$2,121
Small Cap Value Fund	$2,111	$2,121	$2,529	$2,100	$2,339	$2,121	$2,121	$2,221	$2,121
Small Company Growth Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Small Company Value Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Special Mid Cap Value Fund	$2,085	$2,096	$2,458	$2,085	$2,313	$2,085	$2,085	$2,168	$2,096
Special Small Cap Value Fund	$2,111	$2,121	$2,529	$2,100	$2,339	$2,121	$2,121	$2,221	$2,121
Specialized Technology Fund	$2,111	$2,121	$2,529	$2,100	$2,339	$2,121	$2,121	$2,221	$2,121
Strategic Income Fund	$2,085	$2,096	$2,458	$2,085	$2,313	$2,085	$2,085	$2,168	$2,096
Strategic Municipal Bond Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Traditional Small Cap Growth Fund	$2,111	$2,121	$2,529	$2,100	$2,339	$2,121	$2,121	$2,221	$2,121
Treasury Plus Money Market Fund	$2,111	$2,121	$2,529	$2,111	$2,339	$2,121	$2,111	$2,221	$2,121
Ultra Short-Term Income Fund	$2,085	$2,085	$2,448	$2,085	$2,303	$2,089	$2,089	$2,085	$2,085
Ultra Short-Term Municipal Income Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Utility and Telecommunications Fund	$2,111	$2,121	$2,529	$2,100	$2,339	$2,121	$2,121	$2,221	$2,121
WealthBuilder Conservative Allocation Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
WealthBuilder Equity Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
WealthBuilder Growth Allocation Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
WealthBuilder Growth Balanced Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
WealthBuilder Moderate Balanced Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Wisconsin Tax-Free Fund	$1,993	$2,003	$2,426	$1,983	$2,206	$2,003	$2,003	$2,122	$2,003
Managed Account CoreBuilder Shares - Series M	$2,079	$2,090	$2,450	$2,079	$2,306	$2,079	$2,079	$2,162	$2,090
Total Compensation from the Fund Complex[2]	$289,000	$290,500	$340,500	$289,000	$320,500	$290,500	$289,000	$300,500	$290,500
1	Mr. Gordon is expected to retire on December 31, 2017, and is thus not included in the proposal to elect the Nominees.
2	Includes Trustee compensation received from other funds within the entire Fund Complex (consisting of 139 funds as of December 31, 2016).

EXHIBIT G

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Funds' annual financial statements for the past two fiscal years and for fees billed for other services rendered by KPMG to each Fund. There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

Fiscal Year Ended	Audit Fees	Tax Fees[1]	Non-Audit Fees	All Other Fees
June 30, 2017	$614,628	$36,670	$0	$0
June 30, 2016	$619,678	$37,755	$0	$0

May 31, 2017	$478,768	$99,165	$0	$0
May 31,2016	$397,358	$79,535	$0	$0

April 30, 2017	$53,454	$7,770	$0	$0
April 20, 3016	$52,794	$7,445	$0	$0

March 31, 2017	$286,125	$68,070	$0	$0
March 31, 2016	$267,703	$38,125	$0	$0

February 28, 2017	$203,232	$43,440	$0	$0
February 29, 2016	$169,272	$42,000	$0	$0

January 31, 2017	$306,344	$14,960	$0	$0
January 31, 2016	$364,309	$18,000	$0	$0

December 31, 2016	$32,000	$2,325	$0	$0
December 31, 2015	$31,340	$2,250	$0	$0

October 31, 2016	$244,446	$34,610	$0	$0
October 31, 2015	$237,690	$32,210	$0	$0

September 30, 2016	$344,493	$45,130	$0	$0
September 30, 2015	$270,080	$36,770	$0	$0

August 31, 2016	$444,711	$40,740	$0	$0
August 31, 2015	$428,240	$41,050	$0	$0

July 31, 2016	$302,656	$39,450	$0	$0
July 31, 2015	$296,590	$40,200	$0	$0
1	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

[Wells Fargo Asset Management Logo]

August 1, 2017

WELLS FARGO FUNDS TRUST

525 Market Street, 12th Floor

San Francisco, California, 94105

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF WELLS FARGO FUNDS TRUST SHAREHOLDERS ON SEPTEMBER 26, 2017

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NA2

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The control number below will allow you to access proxy information online for all your investments connected with this Special Shareholder Meeting.  To access your proxy please logon to: www.proxyonline.com

YOUR CONTROL NUMBER IS:

Dear Shareholder,

Notice is hereby given for the Special Meeting of Shareholders of Wells Fargo Funds Trust (the “Trust”) to be held at 1:00 p.m., Eastern time, on September 26, 2017, at 200 Berkeley Street, 21st Floor, Boston, Massachusetts, 02116, or as adjourned.

Shareholders will be asked at the Meeting:

1. To elect or re-elect the following individuals to serve as Trustees of the Trust: Mr. William Ebsworth, Ms. Jane Freeman, Mr. Isaiah Harris, Jr., Ms. Judith Johnson, Mr. David Larcker, Ms. Olivia Mitchell, Mr. Timothy Penny, Mr. James Polisson, Mr. Michael Scofield, and Ms. Pamela Wheelock.

The BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST unanimously recommends that you vote “FOR” the proposal.

This communication presents only an overview of the more complete proxy materials available to you on the Internet at www.proxyonline.com.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

Please go to www.proxyonline.com and enter the control number found in the box above.  Once you have logged in you can view/download the proxy statement and proxy card, request a copy of the proxy materials via e-mail or the U.S. Post Office, and vote your shares.  You may choose to vote via the Internet, by phone, or print the ballot and mail it in.

Please read the proxy materials carefully and vote your shares.  If you should have any questions about this Notice or the proxy materials, please call (866) 521-4424 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Thank you in advance for your participation and for your investment.

By order of the Board

If you would like to receive a paper or electronic copy of the proxy materials, please see the reverse side for instructions.

SHAREHOLDER PRIVACY:  To ensure your privacy there is no personal information required to view or request proxy materials and/or vote.  The control number listed above is a unique identifier created for this proxy and this proxy only.  It is not linked to your account number nor can it be used in any other manner other than this proxy.

REQUEST FOR PROXY MATERIALS

If you would like to receive a paper or electronic copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy using any of the options below.  If you wish to receive a paper copy through the mail please make that request on or before September 15, 2017 to allow for timely delivery.   If you request to receive an electronic copy please do so by September 19, 2017.

BY INTERNET

Go to www.proxyonline.com and enter the control number found in the box on the upper right hand corner of the reverse side. Once you have logged in you may request a copy of the proxy materials to be sent to your email address or to your home, your choice.

BY PHONE

You can request either an electronic copy or hardcopy of the proxy materials by calling toll-free (866) 521-4424 and reference the control number listed above.  Representatives are available Monday through Friday between the hours of 9:00 a.m. to 10:00 p.m. Eastern Time.

BY EMAIL

To request a copy of the proxy material, please send an e-mail with your control number in the subject line to the address noted below:

For a paper copy:                                paperproxy@proxyonline.com

For an electronic copy:      emailproxy@proxyonline.com

[WELLS FARGO ASSET MANAGEMENT LOGO]

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE CAST YOUR PROXY VOTE TODAY!

SIGN, DATE AND VOTE ON THE REVERSE SIDE

SAMPLE BALLOT

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By IVR when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By PHONE with a live operator when you call (866) 521-4424 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER: 123456789101

MERGE FUND NAME
of
Wells Fargo Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the above-mentioned Fund, a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 1:00 p.m., Eastern time, on September 26, 2017, at the offices of the Wells Fargo Funds, 200 Berkeley Street, 19th Floor, Boston, Massachusetts 02116, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 521-4424.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 26, 2017.  The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders for this Meeting are available at:  https://www.proxyonline.com/docs/WellsFargoFundsTrust.pdf

MERGE FUND NAME

PROXY CARD

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title.  When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

  SIGNATURE (AND TITLE IF APPLICABLE)                                DATE

SIGNATURE (IF HELD JOINTLY)                                   DATE

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.  If this Proxy Ballot is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of the, “FOR” the proposal.  Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK.  Example:

1. ELECTION OF TEN NOMINEES TO THE BOARD OF TRUSTEES:

FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT

1a. William Ebsworth
1b. Jane Freeman
1c. Isaiah Harris, Jr
1d. Judith Johnson
1e. David Larcker
1f. Olivia Mitchell
1g. Timothy Penny
1h. Michael Scofield
1i. James Polisson
1j. Pamela Wheelock

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR CASTING YOUR VOTE